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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Edwards Lifesciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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March 30, 2015
To our Stockholders:

The Board of Directors joins me in inviting you to attend our 2015 Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters located at One Edwards Way, Irvine, California, on Thursday, May 14, 2015, commencing at 10:00 a.m., Pacific Daylight Time. Registration will begin at 9:00 a.m. and refreshments will be provided.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of 2015 Annual Meeting of Stockholders and Proxy Statement. Stockholders also may access the Notice of 2015 Annual Meeting of Stockholders and the Proxy Statement via the Internet at www.edwards.com.

At the meeting, in addition to discussing matters described in the Proxy Statement, I will report on our 2014 achievements and discuss our plans for continued growth and success.

We look forward to seeing you at our upcoming Annual Meeting of Stockholders.

Sincerely,

Michael A. Mussallem
 Chairman of the Board and
Chief Executive Officer

Edwards Lifesciences Corporation
One Edwards Way
Irvine, California USA 92614
Phone: 949.250.2500 www.edwards.com

Edwards Lifesciences Corporation
One Edwards Way
Irvine, California USA 92614
949.250.2500

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS To be held on Thursday, May 14, 2015

To the Stockholders of

EDWARDS LIFESCIENCES CORPORATION

The 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), will be held at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614 on Thursday, May 14, 2015, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

  1.
  To elect the five nominees identified in the attached proxy statement (this "Proxy Statement") as directors for the terms described therein;
  2.
  To approve, on an advisory basis, the compensation of the Company's Named Executive Officers;
  3.
  To approve the 2015 Edwards Incentive Plan in accordance with Internal Revenue Code 162(m), as required every five years;
  4.
  To approve an amendment and restatement of the Company's Long-Term Stock Incentive Compensation Program (the "Long-Term Stock Program") to, among other things, increase the total number of shares of common stock available for issuance under the Long-Term Stock Program by 2,000,000 shares;
  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015;
  6.
  To consider a stockholder proposal, if properly presented at the Annual Meeting; and
  7.
  To transact such other business as may properly come before the Annual Meeting.

The Proxy Statement accompanying this Notice describes each of the items of business in more detail.

If you were a holder of record of the Company's common stock at the close of business on March 19, 2015, you are entitled to notice of and to vote at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote in person or by proxy at the Annual Meeting, or you may submit your proxy or voting instructions via the Internet, by telephone, or by mail. Please follow the instructions in the Notice of Internet Availability of Proxy Materials, or on the proxy card or voting instruction form you received to vote your shares. If you only received the Notice of Internet Availability of Proxy Materials, you may request a paper copy of the proxy materials and a proxy card by following the instructions in such Notice.

By Order of the Board of Directors,

Denise E. Botticelli Vice President, Associate General Counsel, and Secretary

March 30, 2015

PROXY SUMMARY

This summary contains highlights about our Company and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement prior to voting.

VOTING MATTERS (Page 1)

Proposal		Board Vote Recommendation
1.	Election of Directors	FOR
2.	Advisory Vote to Approve Compensation of Named Executive Officers	FOR
3.	Approval of the 2015 Edwards Incentive Plan	FOR
4.	Amendment and Restatement of Long-Term Stock Program	FOR
5.	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
6.	Advisory Vote on a Stockholder Proposal Regarding Action By Written Consent	AGAINST

BOARD OF DIRECTORS (Page 5)

In 2013, the Board recommended and stockholders approved amendments to our Certificate of Incorporation to eliminate the classified board and phase in the annual election of directors. Accordingly, five of our nine current directors are standing for annual election at the Annual Meeting. The following chart provides key information on each of our current directors:

NAME	AGE	DIRECTOR SINCE	PRIMARY OCCUPATION	BOARD ROLES(1)	OTHER PUBLIC COMPANY BOARDS
Director Nominees (Annual Election)

John T. Cardis*	73	2004	Retired National Managing Partner Deloitte & Touche	AC (Chair)	0
Kieran T. Gallahue*	51	2015	Former Chairman and CEO CareFusion Corporation		0
Barbara J. McNeil, M.D., Ph.D.*	74	2006	Professor of Health Care Policy Chair of Healthcare Policy Committee Harvard Medical School	CGC	0
Michael A. Mussallem	62	2000	Chief Executive Officer and Chairman Edwards Lifesciences Corporation	Chairman	0
Nicholas J. Valeriani*	58	2014	Chief Executive Officer Gary and Mary West Health Institute	CGC	0

Continuing Directors (Term Scheduled to Expire in 2016)

Robert A. Ingram*	72	2003	General Partner Hatteras Venture Partners	CGC (Chair)	3
William J. Link, Ph.D.*	68	2009	Managing Director and Co-founder Versant Ventures	AC	0
Wesley W. von Schack*	70	2010	Former Chairman, President and CEO Energy East Corporation	Presiding Director AC	2

Retiring Director (Not Standing for Re-Election at the Annual Meeting)

Mike R. Bowlin*	72	2000	Former Chairman Atlantic Richfield Company	CGC	1

(1)
CGC=Compensation and Governance Committee; AC=Audit Committee, each member is an audit committee financial expert

*
Independent Director
Edwards Lifesciences Corporation | PROXY STATEMENT i

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS (Page 11)

WHAT WE DO

✓	Annual election of directors as current terms expire
✓	Majority vote standard in uncontested elections
✓	Stockholders have the right to call special meetings
✓	Independent Board, except our Chief Executive Officer
✓	Executive session of independent directors held at each Board and committee meeting
✓	Independent Presiding Director provides strong independent leadership of our Board by, among other things, presiding at executive sessions in connection with every Board meeting
✓	Retirement policy for directors
✓	Annual Board and committee self-evaluations, as well as periodic peer reviews
✓	Nonemployee directors expected to hold net shares upon vesting or exercise of equity awarded after 2011 until cease to serve on the Board
✓	Senior management succession planning considered at each regularly scheduled Board meeting
✓	Active stockholder engagement
✓	Robust code of ethics in our Global Business Practice Standards
✓	Issued first corporate sustainability report
✓	"Clawback" policy for performance-based compensation.
WHAT WE DON'T DO

✗ No pledging or hedging of Edwards' securities (see "Compensation Program Highlights" below)
✗ No stockholder rights plan ("poison pill")
✗ No supermajority voting provisions in the Company's organizational documents

CHANGES TO COMPENSATION PROGRAMS AND STOCKHOLDER ENGAGEMENT

At our 2014 annual meeting, 88% of votes cast voted for our advisory executive compensation proposal, reflecting stockholders' continued strong support of our executive compensation programs. Even so, the Compensation and Governance Committee and the Board took into account additional feedback we received from our stockholder engagement efforts in 2014 and made certain changes to our compensation programs that we believe are in the best interests of stockholders and the Company. The chart below summarizes the key messages we heard, what actions we have taken, and when the changes are effective.

WHAT WE HEARD	WHAT WE DID	WHEN EFFECTIVE
Eliminate "single-trigger" vesting of equity awards upon change in control	Eliminated automatic vesting upon a change in control ("single-trigger") for future equity grants

Instead, equity will vest upon a change in control only if (1)  employment terminates under certain circumstances ("double trigger"), or (2) the awards are terminated in the transaction

All equity awards beginning with the May 2015 annual grants
All equity should have a three-year vesting period	For future stock option grants, changed schedule to vest monthly over 36-months for retirement-eligible executives, including the CEO	All equity awarded after November 2014
Comparator companies for executive compensation include too many larger companies	Made changes to comparator companies including (1) removed Covidien Plc due to its acquisition by Medtronic, Inc., (2) removed Allergan, Inc. and Medtronic, Inc. because they have significantly higher revenue and market capitalization than we have, and Masimo Corporation because it has significantly lower revenue and market capitalization, and (3) replaced them with Illumina Inc. and Intuitive Surgical Inc. because they are closer to us in size, with reasonably similar business models	Used to make executive compensation decisions in February 2015
ii Edwards Lifesciences Corporation | PROXY STATEMENT

PROXY SUMMARY

COMPENSATION PHILOSOPHY AND OBJECTIVES (Page 27)

Our compensation programs are designed to attract, retain, motivate, and engage executives with superior leadership and management capabilities to enhance stockholder value. Within this overall philosophy, our objectives are to:

  •
  offer programs that place a higher emphasis on performance-based compensation than fixed compensation;
  •
  align the financial interests of executives with those of our stockholders; and
  •
  provide compensation that is competitive.

We strongly believe that a significant amount of compensation for the named executive officers, or NEOs, should be composed of short- and long-term incentives, or at-risk pay, to focus the executives on competitive and strategic initiatives. The amount of such short- and long-term incentive compensation is dependent on achievement of our annual goals, individual performance, and long-term increases in the value of our stock.

2014 Financial and Operating Performance and Incentive Plan Outcomes.

In 2014, our financial and operating performances were strong. Through the introduction of innovative new products, we extended our leadership in all of our businesses. At the same time, we made encouraging progress on the milestones that should create future value.

We achieved significant growth and exceeded our financial goals in 2014, including our non-GAAP revenue, net income, and free cash flow, the three measures of achievement under our annual cash incentive plan. Our annual incentive plan for corporate employees funded at 171% of target, reflecting our performance for the year. After taking into account individual performance, payouts for the NEOs ranged from 180% to 200% of their Incentive Pay Objectives (as defined below). In comparison, in 2013 our CEO elected to receive no cash bonus, and the payment to the other NEOs ranged from 46% to 60% of their Incentive Pay Objectives. We believe payouts over these two years demonstrate our continued adherence to a pay-for-performance philosophy.

Stock Performance.

Over the past five years, our stock price has increased 193%, outperforming the S&P 500 and our medical products peer group, the S&P 500 Healthcare Equipment Index ("S&PHEI"). The cumulative total return listed below assumes an initial investment of $100 on December 31, 2009, reinvestment of dividends, and adjustment for any stock splits.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Total Cumulative Return	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14

Edwards	$100	$186	$163	$208	$151	$293
S&P 500	$100	115	117	136	180	205
S&PHEI	$100	97	102	121	154	194

One indicator of our pay for performance culture is the relationship of the CEO's total direct compensation to total stockholder return. Over the past five years, 74% of the CEO's total direct compensation has been tied to the performance of the Company's stock. In 2013, a year when total stockholder return was down, the CEO's total direct compensation was also lower, and the following year the CEO did not receive a base salary increase. In 2014, a year when total stockholder return was up, so was the CEO's total direct compensation.

Edwards Lifesciences Corporation | PROXY STATEMENT iii

PROXY SUMMARY

COMPENSATION PROGRAM HIGHLIGHTS (Page 24)

The Compensation Committee engages in a periodic review of our executive compensation and benefits programs and makes changes as appropriate to reflect our compensation philosophy and objectives, and to serve the best interests of our stockholders.

WHAT WE DO

✓ Pay for Performance — Approximately 88% of the total direct compensation (as defined below) of our CEO and an average of 76% of our other NEOs is performance-based.

We align
executive
compensation
with the
interests of
our
stockholders

Executive
compensation
programs are
designed to
avoid
excessive risk
and to foster
sustainable
growth

We adhere to
executive
compensation
best practices

✓

Three-Year Vesting. Equity compensation is structured to vest over a minimum period of three years, subject to limited exceptions. We removed monthly vesting over two years on future stock option awards for certain retirement-eligible executives.

✓ Performance-Based Equity. Our PBRSUs vest based on our relative TSR over a three-year period.

✓

"Double Trigger" in the Event of a Change in Control. Severance benefits are paid, and equity compensation awarded beginning in May 2015 vests, only upon a "double trigger" basis in connection with a change in control.

✓

Linkage Between Performance Measures and Strategic Objectives. Performance measures for incentive compensation are linked to both strategic and operating objectives designed to create long-term stockholder value and hold executives accountable for individual and Company performance.

✓

Annual Stockholder Approval of Long-Term Stock Program Shares. We provide stockholders an annual opportunity to vote on proposed increases to the number of shares available for grant under the Long-Term Stock Program.

✓ Use Tally Sheets. The Compensation Committee annually reviews "tally sheets" reflecting all compensation elements.

✓

Robust Executive Stock Ownership Guidelines. Executives are required to hold Edwards Lifesciences stock with a value not less than six times salary for our CEO and three times salary for each other NEO. Fifty percent of net shares received as equity compensation must be retained if the guideline has not been met.

✓

CEO Stock Ownership. Our CEO continues to increase his direct ownership of Edwards' stock each year by retaining all shares after RSU vesting, and in 2013 by investing $5 million in a stock acquisition.

✓ Modest Perquisites. We provide modest perquisites, and have a business rationale for the perquisites that we do provide.
✓ "Clawback" Policy. We maintain a recoupment policy for performance-based compensation.
✓ Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

WHAT WE DON'T DO

✗ No excise tax gross-ups for executive officers.
✗ No repricing or buyout of underwater stock options.
✗ No pledging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and employees designated as "insiders" under our insider trading policy.
✗ No hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.

iv Edwards Lifesciences Corporation | PROXY STATEMENT

EDWARDS LIFESCIENCES CORPORATION

PROXY STATEMENT FOR THE
2015 ANNUAL MEETING OF STOCKHOLDERS

GENERAL MEETING AND VOTING INFORMATION

Our Board of Directors (the "Board") is soliciting your proxy for use at the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Edwards Lifesciences Corporation ("Edwards," the "Company," "we," or "us") to be held at 10:00 a.m., Pacific Daylight Time, on Thursday, May 14, 2015, at our corporate headquarters, located at One Edwards Way, Irvine, California 92614.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2015:

We are pleased to take advantage of Securities and Exchange Commission (the "SEC") rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice") instead of a paper copy of our proxy materials (i.e., the Notice of Annual Meeting, this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended 2014 ("2014 Annual Report"), and a form proxy card or voting instruction form.) The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. This Proxy Statement and our 2014 Annual Report are available at our website at http://ir.edwards/annuals.cfm, which does not have "cookies" that identify visitors to the site.

The Notice or these proxy materials are first being sent to stockholders on or about March 30, 2015.

VOTING MATTERS AND THE RECOMMENDATIONS OF THE BOARD

The items of business scheduled to be voted on at the Annual Meeting and our Board's recommendation on each item are as follows:

Proposal		Board Vote Recommendation
1.	Election of Directors	FOR
2.	Advisory Vote to Approve Compensation of Named Executive Officers	FOR
3.	Approval of 2015 Edwards Incentive Plan	FOR
4.	Amendment and Restatement of Long-Term Stock Program	FOR
5.	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
6.	Advisory Vote on a Stockholder Proposal Regarding Action By Written Consent	AGAINST

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. For a stockholder proposal to be properly presented at the Annual Meeting, the stockholder (or its qualified representative) who submitted the proposal must appear at the Annual Meeting to present the proposal. Pursuant to our

Bylaws, the chairman of the Annual Meeting will determine whether any business proposed to be brought before the Annual Meeting has been properly presented. If the chairman determines that the business was not properly brought before the Annual Meeting, the chairman will declare to the meeting that such business was not properly brought and such business will not be transacted.

Edwards Lifesciences Corporation | PROXY STATEMENT 1

GENERAL MEETING AND VOTING INFORMATION

RECORD DATE AND STOCKHOLDER LIST

Our Board has fixed the close of business on Thursday, March 19, 2015, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of ten days prior to and including the date of the meeting, at our corporate headquarters located at One Edwards Way, Irvine, California 92614.

WHO CAN VOTE

You are entitled to vote your shares at the Annual Meeting if our records show that you held your shares as of the record date, March 19, 2015. At the close of business on that date, 107,523,880 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. We have no other class of voting securities outstanding. Each stockholder is entitled to one vote per share on each proposal to be voted upon at the meeting.

HOW TO VOTE

You may hold Edwards' shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

Shares Held of Record.    If you hold your shares in your own name as a holder of record with our transfer agent, Computershare, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet or By Telephone	• If you received a Notice or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card
By Mail	• If you received printed copies of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope
In Person	• You may also vote in person if you attend the Annual Meeting

Shares Held in Street Name.    If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank, or nominee that you must follow in order to have your shares voted at the Annual Meeting. If you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other nominee and bring it to the meeting.

Shares Held in Our 401(k) Plan.    If you participate in the Edwards Lifesciences Corporation 401(k) Savings and Investment Plan or the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan, you will receive a request for voting instructions with respect to the shares allocated to your plan account. You are entitled to direct the plan trustee how to vote your plan shares. If the plan trustee does not receive voting instructions for shares in your plan account, the shares attributable to your account will be voted in the same proportion as the allocated shares for which voting instructions have been received.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the meeting.

2 Edwards Lifesciences Corporation | PROXY STATEMENT

GENERAL MEETING AND VOTING INFORMATION

DEADLINE TO VOTE

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 13, 2015 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and you received a printed copy of the proxy materials, you may instead mark, sign, date, and return the enclosed proxy card, which must be received before the polls close at the Annual Meeting.

If you hold your shares in street name through a broker, bank, or other nominee, please follow the instructions provided by the broker, bank, or other nominee who holds your shares. If you hold shares in one of our 401(k) plans, to allow sufficient time for voting by the plan trustees, your voting instructions must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 11, 2015.

APPOINTMENT OF PROXIES

Our Board has appointed Robert A. Ingram, Michael A. Mussallem, and Wesley W. von Schack to serve as proxy holders to vote your shares according to the instructions you submit. If you properly submit a proxy but do not indicate how you want your shares to be voted on one or more items, your shares will be voted in accordance with the recommendations of our Board as set forth above under "Recommendations of the Board." With respect to any other matter properly presented at the Annual Meeting, your proxy, if properly submitted, gives authority to the proxy holders to vote your shares on such matter in accordance with their best judgment.

REVOCATION OF YOUR PROXY

If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company by submitting a subsequently dated proxy by mail, telephone, or the Internet in the manner described above under "How to Vote", or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank, or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your broker, bank, or other nominee giving you the right to vote your shares at the Annual meeting, by attending the Annual Meeting and voting in person.

Any change to your proxy or voting instructions that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern Time on May 13, 2015, except that if you are voting shares held in one of our 401(k) plans, the deadline is 11:59 p.m. Eastern Time on May 11, 2015.

BROKER VOTING

Brokers holding shares of record for their customers are entitled to vote on certain routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLC ("PwC"), our independent registered public accounting firm (Proposal 5), without instructions from their customers. However, these brokers are generally not entitled to vote on certain non-routine matters, including the election of directors, matters relating to equity compensation plans or executive compensation, and certain corporate governance proposals, unless their customers submit voting instructions. If you hold your shares in street name through a broker and the broker does not receive your voting instructions, the broker will not be permitted to vote your shares in its discretion on any of the proposals at the Annual Meeting other than the proposal to ratify the appointment of PwC. If you do not submit voting instructions and your broker votes your shares on Proposal 5 in its discretion, your shares will constitute "broker non-votes" on each of the other proposals.

Edwards Lifesciences Corporation | PROXY STATEMENT 3

GENERAL MEETING AND VOTING INFORMATION

QUORUM

The presence at the Annual Meeting, in person or by proxy, of holders of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the Annual Meeting. Shares represented at the meeting are counted toward a quorum even if the holder of such shares abstains from voting. Shares held through brokers are not counted toward a quorum unless the broker has authority to vote upon at least one matter at the Annual Meeting.

VOTE REQUIRED ON PROPOSALS

The following summary describes the vote required to approve each of the proposals at the Annual Meeting:

Voting Item	Vote Standard	Treatment of Abstentions and Broker Non-Votes

Proposal 1 — Election of Directors	Majority of votes cast	• Abstentions and broker non-votes not counted as votes cast
Proposal 2 — Say on Pay (Advisory) Proposal 3 — 2015 Incentive Plan Proposal 4 — Long-Term Stock Program Proposal 5 — Ratification of PwC (Advisory) Proposal 6 — Stockholder Proposal (Advisory)	Majority of shares represented at the Annual Meeting and entitled to vote on each proposal	• Abstentions will have the effect of votes "against" • Broker non-votes will not be counted

PROXY SOLICITATION COSTS

Your proxy for the Annual Meeting is being solicited on behalf of our Board and we will pay the cost of solicitation. At our expense, we will also request brokers and other custodians, nominees, and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons. In addition, we have retained Georgeson Inc. ("Georgeson") to assist with the distribution and solicitation of proxies for a fee of $20,000, plus expenses for these services. We also agreed to indemnify Georgeson against liabilities and expenses arising in connection with the proxy solicitation unless caused by Georgeson's gross negligence or intentional misconduct. Georgeson and our officers, directors, and regular employees may also solicit proxies by telephone, facsimile, e-mail, and personal solicitation. We will not pay additional compensation to our officers, directors, and regular employees for these activities.

4 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

PROPOSAL 1 – ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

General.     Our Board currently consists of eight directors divided into three classes as indicated below. Following stockholder approval of a proposal seeking declassification of the Board at our 2012 annual meeting, the Board recommended, and stockholders approved at the 2013 annual meeting, amendments to our Certificate of Incorporation to declassify the Board and to phase in the annual election of directors. Accordingly, directors whose terms of office expire at this Annual Meeting will be standing for election for a one-year term. The current terms of our Class II and Class III directors expire at this Annual Meeting.

Since our 2014 annual meeting, the Board has appointed two new directors, Nicholas J. Valeriani (November 2014) and Kieran T. Gallahue (February 2015), both with significant industry experience, as described further in their biographies below. The Compensation and Governance Committee (the "Compensation Committee") authorized the retention of Spencer Stuart, an executive search consulting firm, to assess and facilitate a background check on both Mr. Valeriani and Mr. Gallahue as part of the Compensation Committee's director search. The Compensation Committee then reviewed the results of Spencer Stuart's evaluation and screening, discussed each potential nominee, and recommended that Mr. Valeriani and Mr. Gallahue be appointed to the Board. The Board then met, discussed, and approved the Compensation Committee's selections. Messrs. Valeriani and Gallahue were initially identified and recommended for appointment to the Board by Spencer Stuart and our CEO, respectively.

David E.I. Pyott resigned from the Board in October 2014, and Mike R. Bowlin has informed us that he will not stand for re-election and will retire from the Board on the date of the Annual Meeting.

Based upon the recommendation of the Compensation Committee, the Board has nominated the five individuals identified below, including the two new directors, for election to the Board, to serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Each of the nominees standing for election has consented to serve as a director if elected. However, if any nominee becomes unable or unwilling for good cause to serve before the election, the shares represented by proxy may be voted for a substitute nominee designated by the Board. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee, and none of our directors has any family relationship with any other director or with any of our executive officers. More information regarding the Board, the committees of the Board, director independence, and related matters, follows this Proposal 1.

Director Nominees.     The following biographical information for each of the Board's director nominees includes information about the director's age, background, and business experience and the specific experience, qualifications, attributes, or skills that led the Board to conclude that the individual should serve as a director.

Edwards Lifesciences Corporation | PROXY STATEMENT 5

PROPOSAL 1 – ELECTION OF DIRECTORS

Current Class II and III Directors—Nominated for Election for Term Expiring in 2016

John T. Cardis	Kieran T. Gallahue

Age:    73

Director Since:    2004

Edwards Board Roles:

•

Chairman of the Audit Committee

Other Public Company Directorships in Past Five Years:

•

Avery Dennison Corporation, until May 2014

Select Business Experience:

•

Deloitte & Touche

–

Senior Partner from 1974 until his retirement in 2004

–

Served for 41 years in positions of increasing responsibility, including as National Managing Partner, Global Strategic Clients, as a member of its executive committee for 18 years, and as a member of its board of directors

•

Remains actively involved as a private investor and has served on a number of non-profit and community organizations

Select Skills and Qualifications:

Mr. Cardis possesses in-depth, practical knowledge of financial and accounting principles as well as more than 40 years' enterprise risk and risk management expertise. Throughout his career, he has worked with numerous boards and audit committees on technical and governance matters. This background, and his management and operations experience as a senior partner at Deloitte & Touche, provide a valuable perspective to the Board as a whole, and are important to his role as Chairman of the Audit Committee.

Age: 51

Director Since:    2015

Other Public Company Directorships in Past Five Years:

•

CareFusion Corporation, until March 2015

•

Volcano Corporation, until February 2015

•

ResMed, Inc., until 2011

Select Business Experience:

•

CareFusion Corporation, a global medical technology company (acquired by Becton, Dickinson and Company in March 2015)

–

Chairman and Chief Executive Officer from 2011 until March 2015

•

ResMed, Inc.

–

Chief Executive Officer from 2008 to 2011

–

President from 2004 to 2011

–

President and Chief Operating Officer of the Americas from 2003 to 2004

•

Nanogen,  Inc.

–

Various positions of increasing responsibility, including President and Chief Financial Officer, from 1998 to 2002

•

Prior to 1998, various marketing, sales and financial positions within Instrumentation Laboratory, the Procter & Gamble Company, and the General Electric Company

•

Served on the Board of Directors and Executive Committee of the Advanced Medical Technology Association (AdvaMed), and was formerly the Chairman and Treasurer of its International Committee.

Select Skills and Qualifications:

Mr. Gallahue is a valuable addition to our Board, sharing his extensive executive management experience at medical device companies, as well as leadership roles on other public company boards and committees. His prior experience as a public company chief financial officer will also permit him to contribute valuable financial and accounting skills to our Board.

6 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

Current Class II and III Directors—Nominated for Election for Term Expiring in 2016

Barbara J. McNeil, M.D., Ph.D.	Michael A. Mussallem

Age:    74

Director Since:    2006

Edwards Board Roles:

•

Compensation and Governance Committee Member

Select Business Experience:

•

Harvard Medical School

–

Ridley Watts Professor of Health Care Policy since 1990

–

Chair of the Department of Health Care Policy since 1988

–

Professor of Radiology since 1983

•

Brigham and Women's Hospital

–

Professor of Radiology since 1983

•

Member of the Institute of Medicine of the National Academy of Sciences and former Chair of its Board of Healthcare Services

•

Member of the American Academy of Arts and Sciences

•

Member and former Chair of the Medicare Evidence Development and Advisory Committee

•

Member of the Blue Cross Medical Advisory Panel

•

Holds an M.D. from Harvard Medical School and a Ph.D. in Biological Chemistry from Harvard University

Select Skills and Qualifications:

Dr. McNeil provides the Board with expertise related to a variety of scientific and medical matters from her broad experience in the academic and health care delivery worlds. Her experience in the health care policy arena uniquely enables her to assess the policy-related implications of the execution of Edwards' innovation strategy. She also brings significant insight into issues faced by medical-related organizations and nicely complements the Board's experience and understanding.

Age: 62

Director Since:    2000

Edwards Board Roles:

•

Chairman of the Board

Select Business Experience:

•

Edwards Lifesciences Corporation

–

Chairman and CEO, since 2000

•

Baxter International Inc.

–

Group Vice President, Cardiovascular business from 1994 to 2000

–

Group Vice President, Biopharmaceutical business from 1998 to 2000

–

Held a variety of positions with increasing responsibility in engineering and product development

•

Member of the boards and executive committees of the Advanced Medical Technology Association (AdvaMed) and the Healthcare Leadership Council; former chairman of the boards of directors of both AdvaMed and California Healthcare Institute (CHI)

•

Advisory board member for the Leonard D. Schaeffer Center for Health Policy and Economics at the University of Southern California

•

Trustee of the University of California, Irvine Foundation

•

Received his Bachelor of Science in Chemical Engineering and an honorary doctoral degree from the Rose-Hulman Institute of Technology

Select Skills and Qualifications:

Mr. Mussallem has an extensive knowledge of the medical device industry in general, and of the people, operations, processes, and products of the Company, in particular, built over a 35-year career with the Company and its predecessor. In addition, in his roles with AdvaMed and other healthcare organizations, he has played a leadership role in the medical device industry and has made important contributions to healthcare policy discussions in California, the United States, and the key global markets that the Company serves. These experiences have established relationships which are helpful in developing the Board's strategic perspective and enhanced his leadership of the Company.

Edwards Lifesciences Corporation | PROXY STATEMENT 7

PROPOSAL 1 – ELECTION OF DIRECTORS

Current Class II and III Directors—Nominated for Election for Term Expiring in 2016

Nicholas J. Valeriani

Age:    58

Director Since:    2014

Edwards Board Roles:

•

Compensation and Governance Committee Member

Select Business Experience:

•

Gary and Mary West Health Institute, an independent, nonprofit medical research organization that works to create new, more effective ways of delivering care at lower costs

–

Chief Executive Officer since 2012

•

Johnson & Johnson

–

Company Group Chairman, Ortho-Clinical Diagnostics from 2009-2012

–

Member of the Executive Committee

–

Vice President, Office of Strategy and Growth from 2007 to 2009

–

Served for 34 years in key positions, including Worldwide Chairman, Medical Devices and Diagnostics, and Corporate Vice President, Human Resources

•

Member of the board of directors of Robert Wood Johnson University Hospital and the Reagan-Udall Foundation

•

Received a bachelor's degree in industrial engineering and an MBA from Rutgers University.

Select Skills and Qualifications:

Mr. Valeriani's 37 years of medical device industry experience in a much larger and more complex global company will be extremely helpful as Edwards prepares to meet future requirements as the Company grows and matures. His leadership in areas of strategy and growth will also inform his views on strategy development and in assessing future business opportunities. In addition, his background in human resources will enable him to contribute valuable insights to the Compensation and Governance Committee.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
THE NOMINEES FOR DIRECTOR

8 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

Directors Continuing in Office

The following biographical information for the remainder of our directors continuing in office includes information about the director's age, background, and business experience and the specific experience, qualifications, attributes, or skills that led the Board to conclude that the individual should serve as a director.

Continuing Class I Directors—Term Scheduled to Expire in 2016

Robert A. Ingram	William J. Link, Ph.D.

Age:    72

Director Since:    2003

Edwards Board Roles:

•

Chairman of the Compensation and Governance Committee

Other Current Public Company Directorships:

•

Valeant Pharmaceuticals International, since 2003

–

Lead Director since 2011, and from 2008 to 2010

–

Chairman of the Board from 2006 to 2008, and from 2010 to 2011

•

Cree, Inc., since 2008

–

Lead Director since 2011

•

Regeneron Pharmaceuticals, Inc., since 2014

Other Public Company Directorships in Past Five Years:

•

Elan Corporation, Chairman, until 2013

•

Allergan, Inc., until 2012

•

Lowe's Companies, Inc., until 2011

•

Pharmaceutical Product Development Inc., until 2011

•

OSI Pharmaceuticals, Inc., Chairman, until 2010

Select Business Experience:

•

Hatteras Venture Partners, a venture capital firm that invests in early stage life science companies

–

General Partner since 2007

•

GlaxoSmithKline plc

–

Strategic Advisor to the Chief Executive Officer from January 2010 to December 2012

–

Vice Chairman, Pharmaceuticals from 2003 through 2009

Select Skills and Qualifications:

Mr. Ingram is a seasoned executive and corporate director with extensive knowledge and experience in the management of highly regulated pharmaceutical and medical device companies. His in-depth knowledge and understanding of the regulatory environment and governmental processes, coupled with the relationships he has developed with key governmental officials, have been particularly helpful to the Board's perspective. In 2013, Mr. Ingram was honored with the B. Kenneth West Lifetime Achievement Award from the NACD for exemplifying the principles of director professionalism: integrity, mature confidence, informed judgment, and high performance standards.

Age: 68

Director since:    2009

Edwards Board Roles:

•

Audit Committee Member

Other Current Public Company Directorships:

•

Second Sight Medical Products, Inc., since 2003

–

Audit, Compensation, and Nominating and Corporate Governance Committee member

Select Business Experience:

•

Versant Ventures, a venture capital firm investing in early stage healthcare companies

–

Managing Director and Co-Founder, since 1999

•

Brentwood Venture Capital, since 1998

–

General Partner

•

Chiron Vision (acquired by Bausch & Lomb, Inc.), from 1986 until 1997

–

Founder, Chairman, and Chief Executive Officer

•

American Medical Optics,  Inc. (acquired by Allergan, Inc.), from 1978 until 1986

–

Founder and President

•

Before entering the healthcare industry, was an assistant professor in the Department of Surgery at the Indiana University School of Medicine

•

Earned his bachelor's, master's, and doctoral degrees in Mechanical Engineering from Purdue University

Select Skills and Qualifications:

Dr. Link's corporate leadership and long history successfully commercializing products in the medical device industry provides the Board with a valuable perspective in evaluating the prospects of, and risks associated with, existing business operations. In addition, his extensive experience in identifying new business opportunities and strong technical and engineering background have proved beneficial in assessing the potential for future innovative opportunities.

Edwards Lifesciences Corporation | PROXY STATEMENT 9

BOARD OF DIRECTORS MATTERS

Continuing Class I Directors—Term Scheduled to Expire in 2016

Wesley W. von Schack

Age:    70

Director since:    2010

Edwards Board Roles:

•

Presiding Director

•

Audit Committee Member

Other Current Public Company Directorships:

•

Bank of New York Mellon Corporation, since 2007

–

Lead Director

–

Chairman of the Executive Committee

•

Teledyne Technologies, since 2006

Select Business Experience:

•

Energy East Corporation, an energy services company (acquired by Iberdrola S.A. in 2008)

–

Chairman, President, and Chief Executive Officer from 1996 until his retirement in 2009

•

AEGIS Insurance Services,  Inc.

–

Director since 1997

–

Chairman since 2006

–

Chair of Risk Managers Advisory Committee

•

AEGIS Managing Agency Limited, which manages Syndicate 1225 at Lloyd's of London

–

Non-executive Director and member of the Audit Committee since 2006

•

Received his Bachelor of Economics from Fordham University, an MBA from St. John's University, and a Ph.D. from Pace University

Select Skills and Qualifications:

Mr. von Schack's experience of more than 30 years managing operations in the highly regulated energy industry as both a chief executive officer and a chief financial officer, combined with many years of Board experience and audit and compensation committee chairmanships, enable him to contribute his significant insights in assessing and managing the risks and opportunities inherent in complex organizations.

10 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

CORPORATE GOVERNANCE POLICIES AND PRACTICES

The Company and the Board take seriously our commitment to good corporate governance. We believe the regular review of our governance practices with current issues and trends in mind, the discussions we hold with our stockholders and advisers, and the practice enhancements we consider as a result, help us to compete more effectively, sustain our successes, and build long-term value for our stockholders. We have demonstrated our commitment to good governance and accountability to stockholders as described in the following chart:

WHAT WE DO

✓	Annual election of directors as current terms expire
✓	Majority vote standard in uncontested elections
✓	Stockholders have the right to call special meetings
✓	Independent Board, except our Chief Executive Officer
✓	Executive session of independent directors held at each Board and committee meeting
✓	Independent Presiding Director provides strong independent leadership of our Board by, among other things, presiding at executive sessions in connection with every Board meeting
✓	Retirement policy for directors
✓	Annual Board and committee self-evaluations, as well as periodic peer reviews
✓	Nonemployee directors expected to hold net shares upon vesting or exercise of equity awarded after 2011 until cease to serve on the Board
✓	Senior management succession planning considered at each regularly scheduled Board meeting
✓	Active stockholder engagement
✓	Robust code of ethics in our Global Business Practice Standards
✓	Issued first corporate sustainability report
✓	"Clawback" policy for performance-based compensation.
WHAT WE DON'T DO

✗	No pledging or hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy
✗	No stockholder rights plan ("poison pill")
✗	No supermajority voting provisions in the Company's organizational documents

Edwards Lifesciences Corporation | PROXY STATEMENT 11

BOARD OF DIRECTORS MATTERS

 Director Independence.     Under the corporate governance rules of the New York Stock Exchange ("NYSE"), a majority of the members of the Board must satisfy the NYSE criteria for "independence." No director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company). The Board has determined that each of Messrs. Bowlin, Cardis, Gallahue, Ingram, Valeriani and von Schack, and Drs. Link and McNeil is independent under the NYSE rules. Mr. Mussallem is not independent as a result of his position as our Chief Executive Officer. The Board also previously determined that Mr. Pyott, who resigned from the Board in 2014, was independent during his Board service.

Corporate Governance Guidelines.     Our Board has adopted a set of Corporate Governance Guidelines (the "Governance Guidelines") to assist the Board and its committees in performing their duties and serving the best interests of the Company and its stockholders. The Governance Guidelines cover topics including, but not limited to, director selection and qualification, director responsibilities and operation of the Board, director access to management and independent advisors, director compensation, director orientation and continuing education, succession planning, recoupment of performance-based compensation, and the annual evaluations of the Board. The Governance Guidelines are available on our website at www.edwards.com under "Investors"—Corporate Governance and Responsibility."

Board Leadership Structure.     Our Chief Executive Officer also serves as the Chairman of the Board. This leadership structure has been in place since we first became a public company in 2000. This approach is commonly used by other public companies in the United States, and our Board believes it has been effective for our Company as well. Under this model, the Company has experienced strong financial and operational growth over its 15 years as a public company, more recently providing a return of 193% to stockholders from 2009-2014. We have a single leader, and our Chairman and Chief Executive Officer is seen by customers, business partners, investors, and others as providing strong leadership for the Company in the communities we serve and in our industry. We believe these positive factors may explain why this subject has not been controversial to our investors. Our Board believes that combining the roles of Chairman and Chief Executive Officer has fostered a more constructive and cooperative relationship between the Board and management, and that their communications are more open and effective than they would be under a different structure. Our Board also believes that, given its size and constructive working relationships, changing the existing structure would not improve the Board's performance. The directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in overseeing the affairs of the Company. All directors are well-engaged in their responsibilities, express their views, and are open to the opinions expressed by other directors.

Our Board believes that it is important to have an active, engaged, and independent Board. Our Governance Guidelines provide that a substantial majority of our Board and all of the members of our Audit Committee and Compensation Committee will be independent under the applicable rules of the NYSE. All members of our Board, other than the Chairman, are independent. In order to assure that the independent directors are not inappropriately influenced by management, the non-management members of the Board meet in executive session, without management, in conjunction with each regularly scheduled meeting of the Board and each committee, and otherwise, as deemed necessary. These executive sessions allow directors to speak candidly on any matter of interest, without the CEO or other members of management present. Our Governance Guidelines provide that if our Chairman is also our Chief Executive Officer, or if our Chairman is otherwise not independent, our independent directors shall annually select an independent director to serve as Presiding Director. Mr. von Schack is currently designated as the Presiding Director and, as such, he presides at the executive sessions of the Board. In addition, among other things, the Presiding Director serves as a liaison between the independent members of the Board and the Chairman and other members of management, providing feedback to management from the Board's executive sessions, coordinating the activities of the independent directors, including calling meetings of the independent directors as necessary and appropriate to address their responsibilities, and provides advice and counsel to the Chairman.

Board Role in Risk Oversight.     Effective risk oversight is an important priority of the Board. Its role includes understanding the critical risks in the business, allocating the responsibilities for risk oversight among the full Board and its committees, evaluating the Company's risk management processes, and facilitating open communication between management and the directors.

12 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

While the Board oversees risk management, the Company's management is charged with managing risk and bringing to the Board's attention the most material risks. We have robust internal processes that facilitate the identification and management of risks and regular communication with the Board or the Audit Committee.

The Board implements its risk oversight function both as a whole and through delegation to its committees. Both committees play significant roles in carrying out the risk oversight function.

The Audit Committee oversees risks related to the financial statements, the financial reporting process and accounting matters. It also regularly reviews enterprise-wide risk management, focusing primarily on manufacturing processes and supplier quality, product development processes and systems, and regulatory compliance issues. The Audit Committee also regularly reviews treasury risks (insurance, credit, debt, currency risk and hedging programs), legal and compliance risks, information technology infrastructure and cyber-security risks, and other risk management functions. In addition, the Audit Committee considers risks to the Company's reputation and reviews risks related to the sustainability of our operations. The Audit Committee periodically receives reports on and discusses the risk management process and reviews significant risks and exposures identified by management, the internal auditors or the independent public accountants.

The Compensation Committee considers risks related to succession planning, the attraction and retention of talent, and risks relating to the design of compensation programs and arrangements. As part of its normal review of these risks, the Compensation Committee considers the Company's compensation policies and practices to determine if their structure or implementation provides incentives to employees to take unnecessary or inappropriate risks that could have a material adverse effect on the Company. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to executive officers. The Compensation Committee has determined that the implementation and structure of the compensation policies and practices do not encourage unnecessary and inappropriate risks that are could have a material adverse effect on the Company. The Compensation

Committee further determined that the Company's compensation programs and practices appropriately encourage employees to maintain a strong balance sheet, improve operating performance, and create value for stockholders, without encouraging unreasonable or unrestricted risks. In making these determinations, the Compensation Committee considered the views of the Company's compensation staff and legal counsel, as well as its Compensation Consultant (as defined below).

The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under "Board Leadership Structure" above.

Meetings of the Board.     During the year ended December 31, 2014, the Board held seven meetings. Each director attended at least 75% of the total of all meetings of the Board and any applicable committee held during the period of his or her tenure in 2014, other than Mr. Pyott, who attended 64% of such meetings prior to his resignation from the Board.

The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. All of our directors attended our 2014 annual meeting.

Board Composition.     Our Board currently has fixed the number of directors at nine, one of whom (Mr. Bowlin) is scheduled to retire on the date of the Annual Meeting.

Excluding Mr. Bowlin, the ages of our directors range from 51 to 74, with an average age of 66. Their lengths of service range from two months to 15 years, with an average tenure on our Board of approximately seven years. None of our directors serves on the board of directors of more than three other public companies.

Committees of the Board.     To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, we have established the Audit Committee and the Compensation and Governance Committee. The Board is permitted to establish other committees from time to time as it deems appropriate.

Edwards Lifesciences Corporation | PROXY STATEMENT 13

BOARD OF DIRECTORS MATTERS

  Audit Committee

Audit Committee Membership
John T. Cardis, Chair
William J. Link, Ph.D.
Wesley W. von Schack

•
Each member is "independent," "financially literate," and an "audit committee financial expert" under applicable rules of the NYSE and the SEC.

•
Dr. Link was appointed to the Audit Committee in October 2014, replacing David E.I. Pyott, who was an Audit Committee member until he resigned from the Board in October 2014.

•
The Audit Committee held eleven meetings in 2014.

•
The responsibilities of the Audit Committee are included in its written charter, which is posted on our website at www.edwards.com under "Investors"—Corporate Governance and Responsibility."

As described more fully in the Audit Committee charter, the primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company's financial statements; compliance with legal and regulatory requirements; adherence to policies regarding ethics and business practices; the independent registered public accounting firm's qualifications, performance, and independence; the performance of the Company's internal audit function; the Company's investment and hedging activities, and enterprise-wide risk management practices. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, as well as adoption of accounting and financial reporting principles and internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has a full-time internal audit function that reports to the Audit Committee and to management and is responsible for, among other things, objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company's system of internal controls. The Company also has a Chief Responsibility Officer who manages the Company's ethics and compliance programs and reports to the Audit Committee.

The Audit Committee appoints, retains, terminates, determines compensation for, and oversees the independent registered public accounting firm, reviews the scope of the audit by the independent registered public accounting firm, and inquires into the effectiveness of the Company's accounting and internal control functions. The Audit Committee also assists the Board in establishing and monitoring ethics and compliance with the Global Business Practice Standards of the Company. The Company's Global Business Practice Standards are posted on our website at www.edwards.com under "Investors"—Corporate Governance and Responsibility." The Audit Committee also reviews, with the Company's management and the independent registered public accounting firm, the Company's policies and procedures with respect to risk assessment and risk management.

The Audit Committee organizes its activities at each meeting through the use of a periodic agenda, incorporating additional agenda items as suggested by Audit Committee members or to address current Company events. At each regularly scheduled meeting, the Audit Committee receives reports from the senior members of the Company's financial management team and the Chief Responsibility Officer. Additionally, the Audit Committee meets in executive sessions and without others present at each of its regularly scheduled meetings, with the Company's independent registered public accounting firm, and, periodically, with the Vice President of Internal Audit, the Company's Chief Financial Officer, the Company's Chief Responsibility Officer, and the Company's General Counsel, in addition to sessions without any others present.

  Compensation and Governance Committee

Compensation and Governance Committee Membership
Robert A. Ingram, Chair
Mike R. Bowlin
Barbara J. McNeil, M.D., Ph.D.
Nicholas J. Valeriani

•
Each member is "independent" under the rules of the NYSE, a "nonemployee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" as defined in Treasury Regulation § 1.162- 27(3).
14 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

•
Mr. Valeriani was appointed to the Compensation Committee in November 2014, replacing Dr. Link who was a Compensation Committee member until that time.

•
The Compensation Committee held five meetings in 2014.

•
The responsibilities of the Compensation Committee are included in its written charter, which is posted on our website at www.edwards.com under "Investors"—Corporate Governance and Responsibility."

The Compensation Committee determines the compensation of executive officers and recommends to the Board the compensation of outside directors, exercises the authority of the Board concerning employee benefit plans, advises the Board on other compensation and employee benefit matters, and oversees the evaluation of the Board and management. The Compensation Committee also advises the Board on board committee structure and membership and corporate governance matters.

The Compensation Committee may, and has, delegated authority to the CEO to grant rights in, or options to purchase, shares of the Company's common stock to eligible employees who are not executive officers. In 2014, the Compensation Committee retained the services of Semler Brossy Consulting Group as its independent compensation Consultant ("Compensation Consultant"). See "Compensation Discussion and Analysis—Compensation Process" for additional information regarding the Compensation Committee's engagement of its Compensation Consultant.

In addition, the Compensation Committee makes recommendations to the Board regarding candidates for election as directors of the Company and is otherwise responsible for matters relating to the nomination of directors. The Compensation Committee maintains formal criteria for selecting director nominees who will best serve the interests of the Company and its stockholders. These criteria are described in more detail below under "Board Criteria and Diverisity Policy." In addition to these requirements, the Compensation Committee also evaluates whether the candidate's skills and experience are complementary to the existing Board members' skills and experience, as well as the need of the Board for operational, management, financial, international, technological, or other expertise. The members of the Compensation Committee interview candidates that meet the criteria and the Compensation Committee selects nominees that it believes best suit the needs of the Board. From time to time, the Compensation Committee may engage the services of an executive search firm to assist the Compensation Committee in identifying and evaluating candidates for the Board. The Compensation Committee will consider qualified candidates for director nominees suggested by the Company's stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Secretary of the Company at One Edwards Way, Irvine, California 92614. Submissions received that meet the criteria described above are forwarded to the Compensation Committee for further review and consideration. The Compensation Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Board Criteria and Diversity Policy.     The Compensation Committee is responsible for identifying, evaluating, and recommending to the Board, individuals qualified to be directors of the Company. The Compensation Committee's charter sets forth the membership criteria against which potential director candidates are evaluated. These written membership criteria state that the Company "seeks a board with diversity of background among its members, including diversity of experience, gender, race, ethnic, or national origin, and age." In performing this responsibility, the Compensation Committee considers women and minority candidates consistent with the membership criteria and the Company's non-discrimination policies. The Compensation Committee also considers fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness, and responsibility; a background that demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business, governmental, or educational organization; and the ability to hold independent opinions and express them in a constructive manner. Of equal importance, the Compensation Committee and the Board seek individuals who are compatible and able to work well with other directors and executives. The satisfaction of these criteria is implemented and assessed through

Edwards Lifesciences Corporation | PROXY STATEMENT 15

BOARD OF DIRECTORS MATTERS

ongoing consideration of directors and potential nominees by the Compensation Committee and the Board, with a discussion of Board succession planning held at every regularly scheduled meeting of the Board. These discussions have included review of current director skills against an established skills matrix and consideration of each director's retirement horizon, as well as the Board's self-evaluation and peer evaluation processes, as described below under "Board Evaluations." Based upon these activities and its review of the current composition of the Board, the Compensation Committee and the Board believe that these criteria have been satisfied. As a result, the members of the Board represent diverse backgrounds and experience in many areas, including financial, industrial, entrepreneurial, and educational.

Board Evaluations.     The Board conducts an annual self-evaluation every July or August, soliciting each director's views on, among other things, Board and committee performance and effectiveness, size, composition, agenda, processes, and schedule. In addition, for the past several years, the directors have considered the results of peer evaluations conducted specifically to seek feedback on directors' personal interactions and skills. Our Board views the self- and peer-evaluation processes as an integral part of its commitment to cultivating excellence and best practices in its performance.

Board Retirement Policy.     In July 2014, the Board adopted a retirement policy that no director shall stand for election to the Board after reaching the age of 75.

Succession Planning.     Our Board is actively engaged and involved in talent management to identify and cultivate our future leaders. At every Board meeting, directors discuss the Company's leadership and talent development. Our directors also have an opportunity to meet with leaders of our Company, including executive officers, business group leaders, and functional leaders, through regular reports to the Board from senior management, technology showcases, and meals with management. In addition, Board members have freedom of access to all employees, and have made site visits to meet local management.

We maintain a robust mid-year and annual performance review process for our employees, as well as a leadership development program that cultivates our leadership principles in our future leaders. Management develops leadership at lower levels of our organization by identifying key talent, cultivating the skills and capabilities that will allow these individuals to become future leaders.

Sustainability Report.     Edwards issued its first Sustainability Report in December 2014, discussing programs and practices we have in place to promote ethical business practices, good governance, and the well-being and health of our environment, employees, and the communities in which we live and work. We look forward to continuing to refine our approach to sustainability, identifying additional opportunities to enhance our practices, and continuing to report our progress.

Communications With the Board.     Any interested party who desires to contact any member of the Board, including the Presiding Director or the non-management members of the Board as a group, may write to any member or members of the Board at: Board of Directors, c/o Secretary, Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614. Communications will be received by the Secretary of the Company and, after initial review and determination of the nature and appropriateness of such communications, will be distributed to the appropriate members of the Board depending on the facts and circumstances described in the communication.

16 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

DIRECTOR COMPENSATION

Director Compensation Table – 2014

The following table presents the 2014 nonemployee director compensation paid or awarded to each individual who served as a nonemployee director at any time during 2014. The compensation paid to Mr. Mussallem is presented in the "Executive Compensation" disclosures beginning on page 40. Mr. Mussallem does not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Mr. Bowlin	$23,000	$199,983	$36,580	$259,833
Mr. Cardis	72,000	199,983	—	271,983
Mr. Ingram	5,000	240,031	—	245,031
Dr. Link	5,000	240,031	—	245,031
Dr. McNeil	5,000	240,031	—	245,031
Mr. Pyott(3)	11,000	199,983	36,580	247,563
Mr. von Schack	36,000	240,031	—	276,031
Mr. Valeriani(4)	20,000	—	200,029	220,029

(1)
Consists of annual retainer fees and meeting fees for service as a director and a member of Board committees. Please see the "Retainers and Fees" section below. Excludes retainer fees deferred into stock-based awards, as described in footnote 2 below.

(2)
Includes annual retainer fee converted into a stock award or option award, as the case may be, under the Nonemployee Directors Program (as defined below).

Amounts disclosed in these columns reflect the aggregate grant-date fair value of the stock award or option award, as applicable, granted to our nonemployee directors during 2014 as determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in these columns, please see the discussion of stock awards and option awards contained in Note 13 of the "Notes to Consolidated Financial Statements" in our 2014 Annual Report.

Please see the information under "Nonemployee Directors Stock Incentive Program" and "Outstanding Nonemployee Director Equity Awards" below for the grant-date fair value of each stock and option award granted to our nonemployee directors in 2014 as well as the stock and option awards held by each nonemployee director at the end of 2014.

(3)
Mr. Pyott resigned from the Board effective as of October 3, 2014.

(4)
Mr. Valeriani joined the Board effective as of November 13, 2014.
Edwards Lifesciences Corporation | PROXY STATEMENT 17

BOARD OF DIRECTORS MATTERS

 Retainers and Fees.     Nonemployee directors received the following retainers and fees in 2014:

Nonemployee Director Retainers and Fees
Annual Retainer
Nonemployee Director	$40,000
Presiding Director	$20,000
Compensation Committee Chair	$18,000
Audit Committee Chair	$20,000
Fees per Committee Meeting Attended	$1,000

A director may elect to receive stock options or restricted shares in lieu of the annual cash retainers as described in "Deferral Election Program" below. Retainers are paid in advance, and fees are paid in arrears. Directors beginning service during the year receive a prorated amount of the retainer.

Nonemployee Directors Program.     In order to align the nonemployee directors' interests more closely with the interests of our stockholders, we have implemented our Nonemployee Directors Stock Incentive Program (the "Nonemployee Directors Program"), pursuant to which each nonemployee director receives an annual grant of options for up to 20,000 shares of our common stock, or a restricted stock unit award for up to 8,000 units with respect to shares of our common stock, or a combination of options and restricted stock units with a maximum value of $200,000. The Compensation Committee recommends to the Board for its approval the actual amount and type of award for each year.

The annual equity award is granted on the day after our annual meeting of stockholders. The option exercise price is the closing price of our common stock on the grant date. Options are valued as of the grant date using the Black-Scholes valuation model, and the restricted stock units are valued at the fair market value of the common stock on the grant date.

On May 9, 2014, each nonemployee director, (other than Messrs. Gallahue and Valeriani, who had not yet been appointed to the Board), received 2,342 restricted stock units as an annual grant (the grant-date fair value of such award was $199,983, determined as noted in footnote (2) to the table above).

These restricted stock unit awards vest 100% upon completion of one year of service on the Board measured from the grant date, subject to earlier vesting in the event of the nonemployee director's death or disability. Once such restricted stock units vest, the shares must be held until the nonemployee director no longer serves on the Board.

In addition to the equity awards described above, upon a nonemployee director's initial election to the Board, the director receives a grant of a number of stock options determined by dividing $200,000 by the fair value of an option on the grant date estimated using the Black-Scholes valuation model and rounding up to the nearest whole share. These initial equity awards vest one third each year over three years from the grant date, subject to the nonemployee director's continued service on the Board, and subject to earlier vesting in the event of the nonemployee director's death or disability. The exercise price of an option is the closing price of our common stock on the date of the award. With respect to initial stock option awards granted after May 14, 2013, the shares of our common stock issued upon exercise of the options must be held until the nonemployee director no longer serves on the Board. On November 13, 2014, Mr. Valeriani received an initial equity award of 5,768 stock options (the grant-date fair value of such award was $200,029, determined as noted in footnote (2) to the table above).

Deferral Election Program.     In lieu of all or part of a nonemployee director's annual cash retainer, the director may elect to receive either a stock option or a grant of restricted shares under the Nonemployee Directors Program. If a director makes a timely election to receive stock options, such options are granted on the date the cash retainer would otherwise have been paid, and the number of shares subject to the option is equal to four times the number of shares that could have been purchased on the grant date with the amount of the director's cash retainer that was foregone to receive the award. The options are exercisable and vested in full on the grant date, and the exercise price per share is the fair market value of the common stock on the grant date. If a director makes a timely election to receive a restricted share award, the shares are granted on the date the cash retainer would otherwise have been paid, and the number of shares granted is equal to the portion of the cash retainer to be paid in the form of restricted shares divided by the fair market value per share of the common stock on the grant date. The restrictions on the restricted shares

18 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

lapse upon the completion of one year of board service from the date of grant.

On May 9, 2014, Messrs. Bowlin and Pyott each received 1,874 stock options in lieu of his annual cash retainer (the grant-date fair value of each such award was $36,580, determined as noted in footnote (2) to the table above). On the same date, Messrs. Ingram and von Schack, and Drs. Link and McNeil each received a grant of 469 restricted shares in lieu of his or her annual cash retainer (the grant-date fair value of each such award was $40,048, determined as noted in footnote (2) to the table above).

Directors' Stock Ownership Guidelines and Holding Requirement.     Under the stock ownership guidelines, each nonemployee director is expected to own shares of our common stock equal to eight (8) times the amount of the annual cash retainer paid to the nonemployee directors. Stock that is counted toward meeting the guideline includes any common shares owned outright, restricted stock, restricted stock units, and 25% of the value of vested, in-the-money stock options. Upon vesting or exercise of equity awarded after 2011, each director is required to hold the underlying common stock (net of any shares sold to cover the exercise price and applicable taxes) until the director ceases to serve on the Board. The holding requirement does not apply to equity awards directors elect to receive in lieu of their cash retainers. Other than Mr. Valeriani, who joined the Board in November 2014, and Mr. Gallahue, who joined the Board in February 2015, all of our directors have exceeded their target ownership levels.

Expense Reimbursement Policy.     Directors are reimbursed for travel expenses related to their attendance at Board and committee meetings as well as for the costs of attending director continuing education programs.

Edwards Lifesciences Corporation | PROXY STATEMENT 19

BOARD OF DIRECTORS MATTERS

Outstanding Nonemployee Director Awards

The following table sets forth, as of December 31, 2014, the options held by, and stock awards to acquire shares of our common stock granted to, each nonemployee director who served on the Board in 2014 under our Nonemployee Directors Program:

		Option Awards			Stock Awards

Name	Grant Date	Exercise Price ($)	Unvested Stock Option Awards	Options Awards Vested and Outstanding (#)(2)	Stock Awards Not Vested (#)
Mr. Bowlin	05/08/2009	$31.75		2,522	—
	05/14/2010	50.31		1,592	—
	05/11/2012	84.68		1,890	—
	05/15/2013	71.14		2,250	—
	05/09/2014	85.39		1,874	—
	05/09/2014	—		—	2,342

Total				10,128	2,342

Mr. Cardis	05/09/2014	—		—	2,342

Total				—	2,342

Mr. Ingram	05/09/2014	—		—	469(2)
	05/09/2014	—		—	2,342

Total				—	2,811

Dr. Link	05/09/2014	—		—	469(2)
	05/09/2014	—		—	2,342

Total				—	2,811

Dr. McNeil	05/13/2011	88.25		1,814	—
	05/09/2014	—		—	469(2)
	05/09/2014	—		—	2,342

Total				1,814	2,811

Mr. Pyott	—	—	—	—	—
Mr. von Schack	05/09/2014	—		—	469(2)
	05/09/2014	—		—	2,342

Total				—	2,811

Mr. Valeriani	11/13/2014	124.55	5,768(1)	—	—

Total				—	—

(1)
Initial stock option award vests one third annually over three years from the grant date, subject to the nonemployee director's continued service on the Board.

(2)
Annual retainer fees deferred into options and restricted shares under the deferral election program.
20 Edwards Lifesciences Corporation | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 27, 2015 by each stockholder known by the Company to own beneficially more than 5% of the common stock. Percent of beneficial ownership is based upon 107,823,819 shares of the Company's common stock outstanding as of February 27, 2015. Unless otherwise indicated, the Company believes that the stockholders listed have sole voting and investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Total Shares Beneficially Owned	Percentage of Class
Principal Stockholders:
Capital Research Global Investors(1)	8,813,400	8.20%
333 South Hope Street Los Angeles, CA 90071
The Vanguard Group, Inc.(2)	8,665,085	8.10%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.(3)	7,452,307	7.00%
40 East 52nd Street New York, NY 10022
Capital World Investors(4)	5,439,400	5.00%
333 South Hope Street Los Angeles, CA 90071

(1)
Based solely on information contained in the Schedule 13G/A filed with the SEC by Capital Research Global Investors, on its own behalf, on February 13, 2015. The Schedule 13G/A indicates Capital Research Global Investors has sole voting power and sole dispositive power for 8,813,400 shares.

(2)
Based solely on information contained in the Schedule 13G/A filed with the SEC by The Vanguard Group, Inc., on its own behalf, on February 11, 2015. The Schedule 13G/A indicates The Vanguard Group, Inc. has sole voting power for 183,893 shares, shared dispositive power for 171,747 shares, and sole dispositive power for 8,493,338 shares.

(3)
Based solely on information contained in the Schedule 13G/A filed with the SEC by BlackRock, Inc. on its own behalf, on February 9, 2015. The Schedule 13G/A indicates BlackRock, Inc. has sole voting power for 6,467,319 shares and sole dispositive power for 7,452,307 shares.

(4)
Based solely on information contained in the Schedule 13G/A filed with the SEC by Capital World Investors, on its own behalf, on February 13, 2015. The Schedule 13G/A indicates Capital World Investors has sole voting and sole dispositive power for 5,439,400 shares.
Edwards Lifesciences Corporation | PROXY STATEMENT 21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 27, 2015 by (i) each of the Named Executive Officers; (ii) each of our directors; and (iii) all of our directors and executive officers as a group.

The number of shares subject to options that each beneficial owner has the right to acquire on or before April 29, 2014, and restricted stock units with restrictions that will lapse prior to that date, are listed separately under the column "RSUs and Shares Underlying Options." These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 107,823,819 shares of the Company's common stock outstanding as of February 27, 2015. Unless otherwise indicated, the Company believes that the stockholders listed have sole voting and investment power with respect to all shares, subject to applicable community property laws.

	Outstanding Shares Beneficially Owned	RSUs and Shares Underlying Options	Total Shares Beneficially Owned	Percentage of Class
Named Executive Officers, Executive Officers, and Directors:
Mr. Mussallem	392,653	1,407,872	1,800,525	1.67%
Mr. Ullem	7,238	21,879	29,117	*
Mr. Bobo	22,922	142,350	165,272	*
Ms. Szyman	—	—	—	*
Mr. Verguet	49,053	182,287	231,340	*
Mr. Bowlin	77,423	10,128	87,551	*
Mr. Cardis	40,392	—	40,392	*
Mr. Gallahue	—	—	—	*
Mr. Ingram	28,199	—	28,199	*
Dr. Link	19,679	—	19,679	*
Dr. McNeil	30,325	1,814	32,139	*
Mr. von Schack	21,776	—	21,776	*
Mr. Valeriani	—	—	—	*
All directors and executive officers as a group (17 persons)	770,936	2,073,702	2,844,638	2.63%

*
Less than 1%
22 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

Set forth below is the biographical information regarding our current executive officers, other than Mr. Mussallem, whose biographical information is set forth under "Proposal No. 1 – Election of Directors – Director Nominees" above. None of the executive officers has any family relationship with any other executive officer or any of our directors.

Donald E. Bobo, Jr., age 53. Mr. Bobo has been Corporate Vice President, Heart Valve Therapy since 2007 and is responsible for the Company's global surgical heart valve business, including valve replacement and repair devices and valve manufacturing operations. In 2015, he also assumed responsibility for the Company's strategy and corporate development activities and will focus on the development of the Company's heart failure program. Mr. Bobo has more than 30 years of experience in the medical products and healthcare industry in various operating roles including vice president and general manager of transcatheter mitral repair and vice president of corporate strategy. Prior to joining Edwards Lifesciences in 1995, he served as director and general manager of the non-invasive monitoring business unit of InnerSpace Medical. Currently, Mr. Bobo serves on the board of Innerspace Neuro Inc. and on the board and executive committee of the California Healthcare Institute (CHI). He received a bachelor's degree in mathematics from Bob Jones University, and a master's degree in engineering from the University of Southern California.

Catherine M. Szyman, age 48. Ms. Szyman has been Corporate Vice President, Critical Care since January 2015. Prior to 2015, she was employed for more than 20 years at Medtronic, Inc., where she served as its Senior Vice President of Channel Management from June 2014. Previously, she served as Senior Vice President and President of Medtronic's diabetes business from August 2009 to June 2014, overseeing research, development, operations, sales, and marketing for the Company's insulin infusion pumps and continuous glucose monitoring systems. Prior to that, she held a variety of leadership roles at Medtronic, including Senior Vice President of Corporate Strategy and Innovation, Vice President and General Manager of Endovascular Innovations, and Vice President of Finance for the Vascular Business. Ms. Szyman previously served on the boards of Tornier, Inspire Medical Systems, and the California Healthcare Institute (CHI). She graduated from the University of St. Thomas and earned her MBA from Harvard Business School.

Scott B. Ullem, age 48. Mr. Ullem became Corporate Vice President, Chief Financial Officer in January 2014. Prior to

joining the Company, he served from May 2010 to December 2013 as Vice President and Chief Financial Officer of Bemis Company Inc., a publicly traded manufacturer of packaging products and pressure sensitive materials. Mr. Ullem served from 2008 to May 2010 as the Vice President, Finance of Bemis. Before joining Bemis, Mr. Ullem was a Managing Director at Banc of America Securities from 2005 to 2008. Prior to that, he spent 14 years at Goldman Sachs, where his final position was as Managing Director in the investment banking services group. Mr. Ullem earned a Bachelor's degree from DePauw University and an MBA from Harvard Business School.

Patrick B. Verguet, age 57. Mr. Verguet has been Corporate Vice President, Europe, Middle East and Africa of the Company since 2004, and has been responsible for operations in Canada and Latin America since 2010 and 2012, respectively. Since 1984, he served the Company (or its predecessor) in various positions including Vice President of Sales, Europe; Global Business Director for hemofiltration; Business Unit/Country Manager for the Company's operations in Western Europe; General Manager of the Company's operations in Utah; and Vice President and General Manager of the Company's Cardiac Surgery Systems business. Mr. Verguet holds a degree as Doctor in Pharmacy from the University of Besançon.

Huimin Wang, M.D., age 58. Dr. Wang has been Corporate Vice President, Japan and Asia Pacific since 2010. From 2004 to 2010, he served as Corporate Vice President, Japan and Intercontinental and was Corporate Vice President, Japan from 2000 to 2004. Previously, he was a representative director of Baxter Limited, a Japan corporation, through September 2002. Dr. Wang earned his Doctor of Medicine degree from Kagoshima University in Japan and was a Resident and Staff Physician in anesthesiology at Keio University Hospital in Tokyo. He earned his MBA from the University of Chicago. Dr. Wang is a Visiting Associate Professor at Keio University.

Larry L. Wood, age 49. Mr. Wood has been Corporate Vice President, Transcatheter Heart Valve Therapy since 2007, and is responsible for the Company's key initiatives in transcatheter heart valve replacement. Most recently, from March 2004 to February 2007, he served as Vice President and General Manager, Percutaneous Valve Interventions. Since 1985, Mr. Wood served the Company (or its predecessor) in positions including manufacturing management, regulatory affairs and strategic and clinical marketing, primarily for the Heart Valve Therapy business. Mr. Wood holds an MBA from Pepperdine University.

Edwards Lifesciences Corporation | PROXY STATEMENT 23

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes and provides disclosure about the objectives and policies underlying our compensation programs for our 2014 named executive officers ("NEOs"), who were:

•
Michael A. Mussallem, CEO;
•
Scott B. Ullem, CFO;
•
Donald E. Bobo, Jr., Corporate Vice President, Heart Valve Therapy, Strategy and Corporate Development;
•
Patrick B. Verguet, Corporate Vice President, Europe, Middle East, Africa, Canada, and Latin America; and
•
Larry L. Wood, Corporate Vice President, Transcatheter Heart Valve Therapy.

Executive Summary.     Edwards is the global leader in the science of heart valves and hemodynamic monitoring. Driven by a passion to help patients, the Company partners with clinicians to develop innovative technologies in the areas of structural heart disease and critical care monitoring, enabling them to save and enhance lives. Our business is complex, competitive, and highly regulated. Managing our business well in this challenging environment has contributed significantly to our success. This requires talented and energetic leaders who work toward our goals and drive our continued success.

      Pay for Performance Philosophy.     The Compensation Committee strongly believes that executive compensation should be tied to performance and strives to create a pay-for-performance culture. Our compensation objectives are to offer programs that emphasize performance-based compensation and align the financial interests of our executives with those of our stockholders. As described in more detail below under "Elements of Compensation," we use three primary indicators of performance to determine annual incentive compensation: company-wide financial measures, company-wide operational and strategic goals, and individual performance.

Long-term incentive awards have been granted predominantly in the form of stock options and performance-based restricted stock units ("PBRSUs") based on relative total stockholder return ("TSR") in order to align the interests of our executives with those of our stockholders. We believe this combination of vehicles measures absolute and relative stock price performance.

      2014 Financial and Operating Performance and Incentive Plan Outcomes.     In 2014, our financial and operating performances were strong. We achieved significant growth and exceeded our financial goals. Through the introduction of innovative new products, we extended our leadership in all of our businesses. At the same time, we made encouraging progress on the milestones that should create future value. We are particularly gratified to see the meaningful impact that our dedicated employees are having in helping so many patients around the world.

Notable accomplishments in 2014 included:

•
Total sales increased 13 percent on a non-GAAP basis
•
A strong 73 percent gross margin
•
Diluted earnings per share growth of 8 percent on a non-GAAP basis
•
Launch of Edwards SAPIEN XT transcatheter heart valve in the United States
•
In Europe, Edwards SAPIEN 3 set a new standard in transcatheter heart valve technology
•
Investment of 15 percent of our sales in research and development
•
Repurchase of 4.4 million shares for $301 million
•
Settlement of all outstanding patent litigation with a major competitor resulting in a one-time payment of $750 million plus quarterly royalty payments through April 2022
•
A $50 million contribution to the Edwards Lifesciences Foundation
•
Our market value nearly doubled from $7.2 billion to $13.6 billion

These and other achievements produced strong year-over-year growth in non-GAAP revenue, net income, and free cash flow, the three financial goals used to measure achievement for our annual cash incentive plan. Our annual incentive plan for corporate employees funded at 171% of target, reflecting our performance for the year. After taking into account individual performance, payouts for the NEOs ranged from 180% to 200% of their Incentive Pay Objective (as defined below). In comparison, in 2013 our CEO elected to receive no cash bonus, and the payment to the other NEOs ranged from 46% to 60% of their Incentive Pay Objectives. We believe payouts over these two years demonstrate our continued adherence to a pay-for-performance philosophy.

24 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Stock Performance.     Over the past five years, our stock price has increased 193%, outperforming the S&P 500 and our medical products peer group, the S&PHEI. The cumulative total return listed below assumes an initial investment of $100 on December 31, 2009, reinvestment of dividends, and adjustment for any stock splits.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Total Cumulative Return	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14

Edwards Lifesciences	$100	$186	$163	$208	$151	$293
S&P 500	$100	115	117	136	180	205
S&PHEI	$100	97	102	121	154	194

One indicator of our pay for performance culture is the relationship of the CEO's total direct compensation to total stockholder return. Over the past five years, 74% of the CEO's total direct compensation has been tied to the performance of the Company's stock. In 2013, a year when total stockholder return was down, the CEO's total direct compensation was also lower, and the following year the CEO did not receive a base salary increase. In 2014, a year when total stockholder return was up, so was the CEO's total direct compensation.

      Changes to Compensation Programs and Stockholder Engagement.     At our 2014 annual meeting, 88% of votes cast voted for our advisory executive compensation proposal, reflecting stockholders' continued strong support of our executive compensation programs. Even so, the Compensation Committee and the Board took into account additional feedback we received from our stockholder engagement efforts in 2014 and made certain changes to our compensation programs that we believe are in the best interests of stockholders and the Company. The chart below summarizes the key messages we heard, what actions we have taken, and when the changes are effective.

WHAT WE HEARD	WHAT WE DID	WHEN EFFECTIVE
Eliminate "single-trigger" vesting of equity awards upon change in control	Eliminated automatic vesting upon a change in control ("single-trigger") for future equity grants

Instead, equity will vest upon a change in control only if (1)  employment terminates under certain circumstances ("double trigger"), or (2) the awards are terminated in the transaction

All equity awards beginning with the May 2015 annual grants
All equity should have a three-year vesting period	For future stock option grants, changed schedule to vest monthly over 36-months for retirement-eligible executives, including the CEO	All equity awarded after November 2014
Comparator companies for executive compensation include too many larger companies	Made changes to comparator companies including (1) removed Covidien Plc due to its acquisition by Medtronic, Inc., (2) removed Allergan, Inc. and Medtronic, Inc. because they have significantly higher revenue and market capitalization than we have, and Masimo Corporation because it has significantly lower revenue and market capitalization, and (3) replaced them with Illumina Inc. and Intuitive Surgical Inc. because they are closer to us in size, with reasonably similar business models	Used to make executive compensation decisions in February 2015
Edwards Lifesciences Corporation | PROXY STATEMENT 25

EXECUTIVE COMPENSATION AND OTHER INFORMATION

       Compensation Program Highlights.     The Compensation Committee engages in a periodic review of our executive compensation and benefits programs and makes changes as appropriate to reflect our compensation philosophy and objectives, and to serve the best interests of our stockholders.

WHAT WE DO

✓ Pay for Performance. Approximately 88% of the total direct compensation (as defined below) of our CEO and an average of 76% of our other NEOs is performance-based.

We align
executive
compensation
with the
interests of
our
stockholders

Executive
compensation
programs are
designed to
avoid
excessive risk
and to foster
sustainable
growth

We adhere to
executive
compensation
best practices

✓

Three-Year Vesting. Equity compensation is structured to vest over a minimum period of three years, subject to limited exceptions. We removed monthly vesting over two years on future stock option awards for certain retirement-eligible executives.

✓ Performance-Based Equity. Our PBRSUs vest based on our relative TSR over a three-year period.

✓

"Double Trigger" in the Event of a Change in Control. Severance benefits are paid, and equity compensation awarded beginning in May 2015 vests, only upon a "double trigger" basis in connection with a change in control.

✓

Linkage Between Performance Measures and Strategic Objectives. Performance measures for incentive compensation are linked to both strategic and operating objectives designed to create long-term stockholder value and hold executives accountable for individual and Company performance.

✓

Annual Stockholder Approval of Long-Term Stock Program Shares. We provide stockholders an annual opportunity to vote on proposed increases to the number of shares available for grant under the Long-Term Stock Program.

✓ Use Tally Sheets. The Compensation Committee annually reviews "tally sheets" reflecting all compensation elements.

✓

Robust Executive Stock Ownership Guidelines. Executives are required to hold Edwards Lifesciences stock with a value not less than six times salary for our CEO and three times salary for each other NEO. Fifty percent of net shares received as equity compensation must be retained if the guideline has not been met.

✓

CEO Stock Ownership. Our CEO continues to increase his direct ownership of Edwards' stock each year by retaining all shares after RSU vesting, and in 2013 by investing $5 million in a stock acquisition.

✓ Modest Perquisites. We provide modest perquisites, and have a business rationale for the perquisites that we do provide.
✓ "Clawback" Policy. We maintain a recoupment policy for performance-based compensation.
✓ Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

WHAT WE DON'T DO

✗ No excise tax gross-ups for executive officers.
✗ No repricing or buyout of underwater stock options.
✗ No pledging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.
✗ No hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.

26 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

 Compensation Philosophy and Objectives for NEOs.     Our compensation programs are designed to attract, retain, motivate, and engage executives with superior leadership and management capabilities to enhance stockholder value. Within this overall philosophy, our objectives are to:

  •
  offer programs that place a higher emphasis on performance-based compensation than fixed compensation;

  •
  align the financial interests of executives with those of our stockholders; and

  •
  provide compensation that is competitive.

We strongly believe that a significant amount of compensation for the NEOs should be composed of short- and long-term incentives, or at-risk pay, to focus the executives on competitive and strategic initiatives. The amount of such short- and long-term incentive compensation is dependent on achievement of our annual goals, individual performance, and long-term increases in the value of our stock.

The target total direct compensation for each NEO consists of (i) base salary, (ii) Incentive Pay Objective (as defined below), and (iii) long-term incentive awards (presented using their grant-date fair values). The following charts illustrate the portions of the 2014 target total direct compensation for the CEO and the average for the NEOs other than the CEO.

Compensation Process.     The Compensation Committee is responsible for discussing, evaluating, and approving the compensation for the CEO and the other NEOs, including the specific objectives and target performance levels to be included in our executive compensation plans. The CEO and other members of our executive leadership team develop our strategic plan as well as operating drivers. These plans are reviewed and approved by the Board. The CEO then provides input to the Compensation Committee regarding our plan and strategic objectives. In addition, the CEO and the Corporate Vice President, Human Resources, provide recommendations to the Compensation Committee regarding compensation of the NEOs (other than the CEO). The Compensation Committee determines the compensation of the CEO and reviews and approves the compensation of our other NEOs.

The CEO and the Corporate Vice President, Human Resources, are invited to, and regularly attend, Compensation Committee meetings as non-voting guests. The Compensation Committee regularly meets in executive session without participation by the CEO or other management representatives. Meetings of the Compensation Committee may only be called by members of the Compensation Committee. In addition, our CEO and our Corporate Vice President, Human Resources, meet with the Compensation Consultant in preparation for Compensation Committee meetings, and the Compensation Consultant also regularly attends Compensation Committee meetings.

2014 CEO	2014 Named Executive Officers (other than CEO)
Target Total Direct Compensation Pay Mix	Average Target Total Direct Compensation Pay Mix

Edwards Lifesciences Corporation | PROXY STATEMENT 27

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Independent Compensation Consultant.     The Compensation Consultant has been retained by and reports to the Compensation Committee and provides executive and director compensation consulting services to the Compensation Committee.

The Compensation Consultant does not provide any other services to us. The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to the NYSE rules and determined that the Compensation Consultant is independent, and free of conflicts of interest with us or any of our directors or executive officers.

Use of Competitive Data.     We generally position each NEO's total direct compensation to approximate the median for comparable positions at competitive peer companies. However, in determining the appropriate positioning level of each NEO's total direct compensation and each component of compensation for an NEO, the Compensation Committee also takes into account its assessment of the Company's or business unit's general performance, as applicable for each executive, and the executive's tenure, experience, level of individual performance, and potential to contribute to our future growth. Accordingly, an NEO's actual compensation may be higher or lower than the median for the position based on the Compensation Committee's assessment of these other factors. We have the flexibility to change positioning for one or more executives in the future if the Compensation Committee determines that changes are appropriate.

Consistent with our philosophy of emphasizing pay for performance, total cash compensation is designed to pay above the pay positioning levels when we exceed our goals and below the pay positioning levels when we do not achieve our goals. In the event threshold levels of performance are not attained, no annual incentive payment is earned. For purposes of establishing the value of equity awards, stock options are valued as of the grant date using the Black-Scholes valuation model, restricted stock units are valued at the fair market value of the underlying shares at the grant date, and PBRSUs are valued using a Monte Carlo simulation model. Except as otherwise noted above or described below, the Compensation Committee's executive compensation determinations are subjective and the result of the Compensation Committee's business judgment, which is informed by the experiences of the members of the Compensation Committee as well as the input from, and peer group data provided by, the Compensation Consultant. In order to establish competitive compensation market data for the NEOs, the Compensation Consultant uses public proxy information from companies primarily in the medical device industry. These peer companies are chosen based on their market capitalization, revenue, complexity, geographic location, and the extent to which the Compensation Committee believes they compete with us for executive talent (the "Comparator Group"). The composition of the Comparator Group is reviewed periodically to monitor the appropriateness of the profiles of the companies included so that the group continues to reflect our competitive market and provides statistical reliability. The review of the Comparator Group for pay decisions in 2014 was conducted in July 2013. For 2014, the Comparator Group consisted of the following companies:

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Edwards Lifesciences 2014 Comparator Group
Allergan, Inc.	Masimo Corp.
Becton Dickinson & Co.	Medtronic, Inc.
Boston Scientific Corp.	PerkinElmer, Inc.
C. R. Bard, Inc.	ResMed, Inc.
CareFusion, Inc.	St. Jude Medical, Inc.
Covidien plc	Stryker Corp.
Hologic, Inc.	Thoratec Corp.
Hospira, Inc.	Varian Medical Systems, Inc.
Integra Lifesciences Holding Corp	Zimmer Holdings, Inc.

In 2014, the Compensation Committee made changes to the comparator group used to make 2015 executive compensation decisions, including (1) removing Covidien Plc due to its acquisition by Medtronic, Inc., (2) removing Allergan, Inc. and Medtronic, Inc. because they have significantly higher revenue and market capitalization than we have, and Masimo Corporation because it has significantly lower revenue and market capitalization, and (3) replacing them with Illumina Inc. and Intuitive Surgical Inc., because they are closer to us in size, with reasonably similar business models.

As of December 31, 2014, the Company ranked at the 55th percentile of this group in terms of market capitalization. Compensation data are generally regressed for market capitalization to ensure that the data are not distorted by larger companies. Regression analysis is a commonly used technique to size-adjust data, which allows for more statistically valid comparisons. The key measure used in our regression model is market capitalization. Based on this measure, the regression formula correlates and adjusts the raw data for base salary, total cash compensation, and total direct compensation to predict those items based on the market capitalization for each of the Comparator Group companies.

Although data from the Comparator Group are the primary data input for compensation decisions for the NEOs, the Compensation Committee also considers compensation data for companies in the high technology, life sciences, and medical device industries reported in the following nationally recognized surveys: Hewitt Total Compensation Management Executive Compensation United States, Radford Global Lifesciences Survey, Radford U.S. Executive Survey, Mercer Benchmark Database (Executive Positions), and SIRS Executive Compensation Survey. These data are used to verify the reasonableness of the results from the Comparator Group related to base salary and total cash compensation. The Compensation Committee considers the survey data generally, without focusing on any one particular group or subset of companies included in the data (other than the Comparator Group identified above). The Compensation Committee believes it is appropriate to refer to these additional data because we compete with these types of companies for executive talent. If the results of the Comparator Group vary significantly from the data from the other surveys, the Compensation Committee will consider such information in its decision-making process. To date, reference to the data from the other surveys has not resulted in a change to the decisions based on the Comparator Group.

When compared to similar positions at our 2014 Comparator Group companies, total direct compensation and the elements of compensation (base salary, total cash compensation, and long-term incentive award value) approximated or were below the median for all of the NEOs, except that Mr. Verguet's salary and total cash compensation are positioned higher than the median as a result of past pay decisions to reflect the higher cost of living in Switzerland and the impact of currency conversion.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Elements of Compensation.     The compensation package for each NEO consists primarily of (a) base salary; (b) an annual cash incentive payment based on attainment of pre-established financial measures, operating goals, and individual performance; and (c) long- term stock-based incentive awards. Each of these three components of compensation is intended to promote one or more of our objectives of designing executive compensation that is competitive, is performance-based, and aligns the interests of the executives with our stockholders.

Elements of Compensation Summary

Element of Compensation	Why We Pay this Element	Compensation Committee's Evaluation Criteria
Base Salary	Provides fixed compensation component payable in cash Provides a certain level of security and continuity from year to year Helps attract and retain qualified executives	In addition to competitive data, the executive's responsibilities, tenure, prior experience, and expertise; individual performance; future potential; and internal equity are considered
Annual Cash Incentive Payment (see Annual Cash Incentive section below)	Provides variable compensation component payable in cash to motivate and reward executives for performance against annually established corporate financial measures, operating and strategic goals, and individual objectives	Incentive plan funding is determined by multiplying: Financial Measurement Achievement (based on revenue growth, net income, and free cash flow targets set at the beginning of the year)
Performance-based and not guaranteed	Recognizes individuals based on their contributions	X
KOD Achievement (as defined below) (based on corporate and business unit objectives determined at the beginning of the year)
The incentive payment is further modified by achievement of individual performance objectives determined at the beginning of the year (up to a maximum of 200% of pre-established Incentive Pay Objective)
Long-Term Incentive Awards • 75% stock options • 25% PBRSUs Performance-based and not guaranteed	Enhance our value (and, ultimately create stockholder value) by aligning executives' interests directly with those of stockholders, and providing participants with an incentive to manage the Company from the perspective of an owner

Stock options tie our executives' pay directly to stockholder value creation over the long-term

PBRSUs are measured against relative TSR

Retain qualified employees

The size and composition of long-term incentive awards are determined annually based on competitive total direct compensation pay positioning guidelines using market reference data from the Comparator Group, along with the individual executive's level of responsibilities, ability to contribute to and influence our long-term results, and individual performance
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Element of Compensation	Why We Pay this Element	Compensation Committee's Evaluation Criteria
Benefits	Provide a safety net to protect against financial catastrophes that can result from illness, disability, or death	Executives are eligible to participate in benefit programs on terms as are generally offered to other employees
A benefit program that is competitive with other companies with which we compete for executive talent supports recruiting and retention of our executives
Perquisites	Assists in attracting and retaining our executives by enhancing the competitiveness of the executive's compensation in a relatively inexpensive way	Modest perquisites consistent with market practices
Enable executives to perform their responsibilities efficiently, maximize their working time and minimize distractions

      Base Salary.     Please see the "Elements of Compensation Summary" above for additional information regarding the base salary element. The Compensation Committee generally reviews each NEO's base salary in February and any approved changes are effective with the first pay period in April. The base salary for the CEO is established in a similar manner and is described more fully under "Employment and Post-Termination Agreements" below. Mr. Mussallem's base salary was not increased for 2014. Base salaries in 2014 for the other NEOs were increased between 3% and 6% over the level in effect for 2013 in order to help maintain market competitiveness and recognize internal roles and contributions.

      Annual Cash Incentive Payment.     All of the NEOs and many other management and non-management level salaried employees (approximately 2,500 employees) participated in the Edwards Lifesciences Incentive Plan (the "Incentive Plan"). Please see the "Elements of Compensation Summary" chart above for additional information regarding the annual cash incentive payment.

The Incentive Plan for the NEOs is structured to preserve the tax deductibility of payments under the Incentive Plan. As such, targets for all NEOs have been established and expressed as maximum amounts payable under the Incentive Plan. The Compensation

Committee may then use "negative discretion" to reduce the payment based on performance results. By setting a high amount that can then be reduced, we are advised that the Incentive Plan meets the requirements of Section 162(m) ("Section 162(m)") of the Internal Revenue Code (the "Code"). See "Tax and Accounting Implications – Policy Regarding Section 162(m)" below. A reduction from the maximum amount is not necessarily a negative reflection on performance. In applying negative discretion, the Compensation Committee also utilizes for each NEO a reference objective for annual cash incentive payments, the "Incentive Pay Objective," as the amount of incentive payment that will be earned for expected performance. For 2014, Incentive Pay Objectives (as a percentage of their base salary) for the NEOs approximated the median of the Comparator Group.

Anticipating the application of negative discretion, the Compensation Committee utilizes the Incentive Pay Objective for the NEOs so that the total cash compensation (base salary plus incentive payment for expected performance) will be at approximately the median of the Comparator Group. The accompanying "Grants of Plan-Based Awards in Fiscal Year 2014" table reports the maximum amounts payable and the Incentive Pay Objective (reported in the table as "Target") established for each NEO.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

In 2014, the NEO Incentive Plan would be initially funded at maximum if at least one of the following financial performance thresholds were met: revenue growth of at least 5.5%, net income of at least $335.1 million, or free cash flow of at least $388.0 million, with all numbers being calculated on a non-GAAP basis consistent with internal management processes. All three thresholds were satisfied in 2014.

The Compensation Committee then proceeded to apply its negative discretion to determine annual cash incentive payments for the NEOs. In doing so, the Compensation Committee considered first the overall Incentive Plan funding levels, discussed in more detail below, followed by an assessment of individual performance, as compared to pre-established objectives and overall. An individual's incentive payment may range from 0%–200% of his or her Incentive Pay Objective, subject to the maximum limit discussed above. Each of these two steps is discussed in more detail below:

(1)
Incentive Plan Funding

The Compensation Committee, after consultation with management, sets annual incentive performance goals each year based on the financial and operating goals in our business plan for the year. Incentive Plan funding for the year is determined when achievement of the predetermined financial measures and operational goals are known.

The following illustration shows how the Incentive Plan is funded:

First, the Board assesses the percentage of achievement of pre-established Company financial measures. No funding is earned if actual performance associated with at least one of the financial goals does not exceed the pre-established minimum threshold. If we achieved the maximum level specified for each financial goal, the maximum funding for this measure would be 175%.

For 2014, our financial goals, and the corresponding weightings, were as follows: revenue growth (50% weighting); net income (30% weighting); and free cash flow (20% weighting). The following table sets forth the target level for each goal as well as the level of achievement required to earn the various levels of financial measure achievement. Interpolation is applied for results between the levels shown in the chart.

Based on the performance levels in the chart below, the funding for our financial measures was 168%.

2014 Company Financial Performance Measures*

Percentage of Financial Measure Achievement	Revenue Growth 50% Weight	Net Income ($M) 30% Weight	Free Cash Flow** ($M) 20% Weight
Min	1.0%	$278.0	$338.0
100% (Target)	5.5%	335.1	388.0
Max	10.0%	392.0	438.0

Actual	13.3%	$375.6	$448.6

*
Performance measures used in setting and determining incentive compensation are not calculated in accordance with GAAP and reflect adjustments for items such as litigation income and expenses, charitable foundation contributions, business development transactions, discontinued products, release of tax reserves, sales return reserves associated with transcatheter heart valve therapy product upgrades, and other special items.
**
Defined as cash flow from operations less capital expenditures.
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Second, the financial measure achievement is multiplied by the level of achievement of pre-established key operating drivers (the "KODs"). We establish KODs each year to address specific business initiatives consistent with our confidential internal strategic and operating plans. The KODs address specific business units, products, and product lines, and focus the executive team on the areas and initiatives most important to our future success. We have established a range of performance for each KOD with the expectation that the target range should be achievable with the expected level of performance. Performance within the expected range results in a multiplier of 100%. Performance below the range is considered sub-optimal and will result in a multiplier below 100%. Performance above the range is considered extraordinary and results in a multiplier above 100%. Actual individual KOD performance can range from 0% to 200%, yet the aggregate KOD multiplier may not exceed 150%.

In 2014, there were six KODs: lead the global transformation of aortic valve disease treatment; broaden the development of transcatheter mitral valve replacement therapies; drive acute care monitoring to standard-of-care in appropriate patients; engage workforce, expand capabilities, and simplify processes; submit SAPIEN 3 PMA; and business excellence. The Board determined in its judgment that overall KOD performance for 2014 was 102%.

Based on the formula above, combining financial performance of 168% with KOD performance of 102%, the Compensation Committee arrived at actual Incentive Plan funding for corporate level employees for 2014 at 171%.

(2)
Individual Performance

Individual performance objectives for the CEO are established by the Compensation Committee, and the individual performance objectives for each NEO (other than the CEO) are established collaboratively by the CEO and each such executive. The Compensation

Committee believes each executive has an appropriate number of meaningful individual performance objectives. In choosing the individual performance objectives, the CEO and the Compensation Committee strive to create objectives, the attainment of which are designed to implement our strategic and operating plans, with a focus on the achievement of the financial measures and operational goals within each executive's individual area of responsibility.

These objectives are considered in the aggregate to determine an overall performance assessment for each NEO for the purposes of the compensation formula. Although some of the individual performance objectives are expressed in qualitative terms that require subjective evaluation, objectives also include several quantitative measures. However, the assessment of the overall performance for each NEO involves a subjective process. The CEO reviews the performance of each NEO (other than the CEO) with the Compensation Committee and recommends a performance assessment for each executive. The Compensation Committee assesses the CEO's performance. The Compensation Committee then exercises subjective judgment, reviewing the individual performance objectives, the overall performance of the individual executive against all of his or her individual objectives, taken together, and the executive's performance relative to the environment and to other executives. There is no formal weighting of the individual performance objectives. Individual performance may impact an executive's cash incentive payment determined based on financial measures and KOD achievement, subject to an overall cap on incentive payments of 200% of the Incentive Pay Objective.

The individual performance objectives established by the Compensation Committee for the CEO and the other NEOs and the factors considered by the Compensation Committee for 2014 are described below.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

NEO	2014 Performance Objectives and Factors Considered by the Compensation Committee
Mr. Mussallem

•

Develop and execute corporate strategy; achieve Company financial goals and KODs; increase stockholder value; drive innovation and product leadership; attract and retain talented employees; promote a culture of ethical business practices and social responsibility; and provide leadership as Board Chairman.

•

The Compensation Committee found that Mr. Mussallem broadly achieved all of his objectives, noting that Edwards' financial results demonstrated impressive growth, and that he oversaw important product-specific and infrastructure-related strategic initiatives, as well as successful settlement of the litigation with Medtronic.

Mr. Bobo

•

Develop, evolve, and execute the strategy for the Surgical Heart Valve business to consistently deliver sales growth and achieve the financial goals for the Surgical Heart Valve business; meet 2014 product development KODs; attract, develop, and retain talented employees; promote a culture of customer focus, innovation, operational excellence, and quality compliance.

• The Compensation Committee noted Mr. Bobo's leadership to achieve strong Surgical Heart Valve financial results, oversee development of the new product pipeline, and ensure operational excellence.
Mr. Ullem

•

Execute his onboarding plan; ensure the Company's financial reporting maintains the highest integrity; drive to achieve 2014 KODs and financial goals; maintain a high standard of investor relations; optimize the Company's capital structure; enhance stockholder returns; execute company-wide Information Technology initiatives; and attract, develop, and retain talented employees.

•

The Compensation Committee noted that Mr. Ullem had a strong assimilation to the role of Chief Financial Officer, led the development of solid financial planning, ensured timely and accurate financial reporting, continued to build investor confidence, and focused on global talent development.

Mr. Verguet

•

Achieve 2014 European, Canadian, and Latin American KODs and financial goals; drive new product introductions in Europe, Eastern Europe, Middle East, Africa, and Canada; drive innovation and product leadership; enhance leadership in key franchises; attract, develop, and retain talented employees; and promote a culture of ethical business practices and social responsibility.

•

The Compensation Committee noted Mr. Verguet's leadership abilities to continually achieve results above those expected, the strong SAPIEN 3 product introduction to Europe, and his continued focus on talent development across all geographies.

Mr. Wood

•

Develop, evolve, and execute the strategy for the Transcatheter Heart Valve business to strengthen our leadership position, consistently deliver sales growth and achieve the financial goals for the Transcatheter Heart Valve business; drive innovation and 2014 product development KODs; attract, develop, and retain talented employees; promote a culture of customer focus, innovation, operational excellence, and quality compliance.

•

The Compensation Committee noted Mr. Wood's leadership to deliver impressive Transcatheter Heart Valve financial results as well as successful European SAPIEN 3 and US SAPIEN XT product introductions.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

       Committee Review Process.     The Compensation Committee generally meets each February to review and approve annual incentive payments for the prior year and to set incentive performance targets for the current year. The Compensation Committee may adjust the incentive payment levels based on financial measure achievement, KOD achievement, individual performance, and TSR. In February 2015, after reviewing the Company's 2014 performance versus financial and operational goals, TSR performance, and business segment performance, the Compensation Committee awarded incentive payments totaling $4,958,949 to the NEOs. The amount awarded to the NEOs ranged between 180% – 200% of the Incentive Pay Objective for the NEOs. The amount awarded to each NEO for 2014 is reported in the accompanying "Summary Compensation" table. The incentive payments were paid in March 2015.

      Long-Term Incentive Awards.     Since 2012, our long-term incentive awards consisted of stock options and PBRSUs. For 2014, stock options were weighted 75% of the total long-term incentive award, and PBRSUs were weighted 25% of the total long-term incentive award. We use options to tie our executives' pay directly to stockholder value creation over the long-term and PBRSUs to measure relative TSR. We believe measuring a combination of absolute and relative TSR results in a balanced program that appropriately aligns our executives' pay with stockholder value. Stock options were weighted more heavily than PBRSUs in 2014. PBRSUs awarded in 2014 are based on our TSR relative to a fixed spread around the median of the TSR of a subset of 39 companies in the S&P Healthcare Equipment Index that are also on the S&P 500 and S&P 400 Midcap Index (the "S&PHEI Companies"). The PBRSUs granted in May 2014 vest on May 8, 2017 according to the following scale:

2014 PBRSU Performance Levels	TSR vs Median of S&PHEI Companies	Payout as a Percentage of Target
Maximum*	+7.5% points from median	175% of Target Award
Target	Median	100% of Target Award
Threshold*	–7.5% points from median	25% of Target Award
	More than –7.5% from median	0% of Target Award

*
The maximum and threshold performance levels are consistent with historical spreads between the 75th percentile and median, and the 25th percentile and median.

Stock options granted to Messrs. Verguet, Bobo, Ullem, and Wood vest annually over four years and have a seven-year term. Stock options granted to Mr. Mussallem in 2014 vest monthly over twenty-four months, each with a seven-year term, consistent with vesting standards established for all executives who were retirement eligible before May 12, 2011. In November 2014, the Board amended the Long-Term Stock Program to remove monthly vesting of stock options over 24 months. Beginning with the annual equity grants in May 2015, stock options granted to retirement-eligible executives, including Messrs. Mussallem and Verguet, will vest monthly over 36 months.

At the Compensation Committee meeting immediately preceding the stockholder meeting in May of each year, the Compensation Committee generally determines the size of the long-term incentive award for each NEO.

In keeping with our commitment to provide a total compensation package that emphasizes at-risk components of pay, long-term incentives for 2014 comprised, on average, 66% of the value of the NEOs' total direct compensation package.

For 2014, the CEO evaluated each NEO's performance (other than his own), as discussed previously (see "Compensation Process" above), and established specific recommendations for the Compensation Committee's consideration. Accordingly, the Compensation Committee established awards for the NEOs (other than the CEO) based on these recommendations and the Committee's assessment of the factors noted above for each executive. The Compensation Committee evaluated the CEO's performance using the same criteria as discussed above in "Compensation Process" to establish the appropriate award for the CEO.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Awards are granted under the Long-Term Stock Program, which was last approved by the stockholders in May 2014. Stock options granted during 2014 have an exercise price equal to the closing price on the day of the regular Board meeting held on the next day following Compensation Committee approval. The awards made to the NEOs for 2014 are set forth in the accompanying "Grants of Plan-Based Awards in Fiscal Year 2014" table.

      Special Equity Awards.     In addition, in 2014 we granted special equity awards to recognize outstanding performance of certain of our officers, including certain NEOs. Mr. Verguet was awarded a special equity grant of 3,750 stock options for exceptional regional performance. Mr. Wood was awarded a special equity grant of 2,501 stock options for his contribution to a $394 million patent infringement jury verdict against Medtronic, Inc. These special stock option awards vest annually over four years. Messrs. Ullem and Wood were awarded special equity awards of 568 and 1,135 restricted stock units, respectively, for their contribution to the settlement of patent matters with Medtronic valued at over $1 billion to Edwards. The restricted stock units subject to these special equity awards are schedule to vest 50% three years after the grant date and 50% four years after grant.

Stock Ownership Guidelines and Holding Requirement.     Under our guidelines, executives are expected to own shares of Edwards' stock as follows:

CEO	Other NEOs
6 times base salary	3 times base salary

All of the NEOs are in compliance with the ownership guidelines.

Stock ownership guidelines were established to create additional owner commitment and to emphasize stockholder value creation. Expected ownership levels are adjusted as the executives' annual base salaries change. Executives who have not met the guidelines must hold 50% of the net shares of our common stock acquired in connection with the exercise of stock options and the vesting of restricted stock and restricted stock unit awards (after satisfaction of applicable taxes and, in the case of options, payment of the exercise price) until the guidelines are met. In the event an executive achieved the guideline but was unable to maintain the ownership level due to a decline in the price of our common stock, the 50% holding requirement would be reinstated.

Prohibition on Pledging and Hedging.     We have adopted a policy prohibiting directors, the executive leadership team, employees with a title of "vice president" or above, and employees designated as "insiders" under our insider trading policy from (1) holding the Company's securities in a margin account or otherwise pledging the Company's securities as collateral for a loan; and (2) hedging the Company's securities, including entering into short-sales, options, puts, calls, and sales against the box, as well as derivative transactions including swaps, forwards, futures, collars, and exchange funds. To our knowledge, none of our NEOs has engaged in hedging or pledging with respect to our common stock.

Market Timing of Equity Awards.     We do not have any program, plan, or practice to time equity grants in coordination with the release of material information. Annual equity awards for the NEOs are generally made at the Compensation Committee meeting in May of each year. Any other equity awards to the NEOs, including grants to new hires, are generally made on the date of the next regularly scheduled Board meeting.

Benefits and Perquisites.     The NEOs are eligible to participate in employee benefit programs generally offered to other of our employees including, for all NEOs located in the United States, the Edwards Lifesciences Corporation 401(k) Savings and Investment Plan ("401(k)"), which provides for a Company matching contribution. We match contributions dollar for dollar up to the first 3% of cash compensation, and 50% on the next 2%. In addition, we provide certain other perquisites to its NEOs that are not generally available to our employees.

The Compensation Committee conducts an annual review of the competitiveness of our perquisite program, including its individual components and levels, against the perquisite programs of companies in the Comparator Group. As a result of these reviews, the Compensation Committee may make adjustments from time to time in the benefits and perquisites provided as it determines to be appropriate.

We believe that providing these perquisites enhances the competitiveness of the executive's compensation in a relatively inexpensive way. These perquisites are described below and reported in the "Summary Compensation Table."

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Our perquisite program for the NEOs includes the following:

      Car Allowance.     An annual car allowance is paid as follows: $13,200 for the CEO, and $10,800 for the other U.S.-based NEOs. An executive residing outside of the U.S. is entitled to an amount in local currency that provides the executive with similar car benefits as those received by an executive in the U.S. It is intended to cover expenses related to the lease, purchase, insurance, and maintenance of a vehicle, and mileage for business use. The car allowance is provided in recognition of the need to have executives visit customers, business partners, and other stakeholders in order to fulfill their job responsibilities.

      Executive Physical Examination.     The Company paid $3,285 for each annual executive physical examination received by an NEO. This benefit encourages the proactive management of the executive's health, helping best position the executive team to be able to address the ongoing and day-to-day issues we face.

      Perquisite Allowance.     NEOs receive a fixed annual allowance for certain expenses. The CEO receives $40,000 (plus two club memberships that are being used for corporate business purposes, at a combined cost of $9,573 in 2014), and the other NEOs each receive $20,000. This benefit recognizes the diverse nature of expenses that have a business nexus that may be incurred by our executives. The allowance may also be used to cover certain personal financial, estate, and tax planning costs, as we believe that it is appropriate for the executives to have professional assistance in managing their total compensation permitting them to focus their full attention on growing and managing our business.

Pension.     Mr. Verguet participates in our pension plan applicable to our salaried employees at our Nyon, Switzerland facility (see the section "Pension Benefits" below). We do not have any pension plans in which any of the other NEOs participate.

Deferred Compensation.     We have adopted a deferred compensation plan for the NEOs and certain other management employees to enable them to save for retirement by deferring their income and the associated tax to a future date or termination of employment. Under the Executive Deferred Compensation Plan (the "EDCP"), return on compensation deferred by participants is based on investment alternatives selected by the participant. We believe that the EDCP is comparable to similar plans offered by companies in the Comparator Group.

The amounts deferred and accrued under the EDCP for the NEOs are reported below in the "Summary Compensation Table" and the "Nonqualified Deferred Compensation Plans" table.

Employment and Post-Termination Agreements.     We have entered into an employment agreement with the CEO and an offer letter with the CFO, as well as change in control severance agreements with the CEO and our other NEOs as discussed below. Messrs. Bobo, Ullem, and Wood are eligible to participate in a general severance plan for eligible employees to receive severance benefits upon an involuntary termination of employment due to the elimination of their position or a reduction in workforce.

      Chief Executive Officer Employment Agreement.     We entered into an amended and restated employment agreement with Mr. Mussallem on March 9, 2009, which was approved by the Compensation Committee and provides for, among other things, his appointment as Chief Executive Officer, an annual base salary, bonus, and long-term incentive awards as determined by the Board, and, in certain circumstances, severance payments upon termination of employment.

Mr. Mussallem's base salary is reviewed and may be adjusted annually based on the Compensation Committee's review of the Comparator Group data in consultation with the Compensation Consultant, and Mr. Mussallem's performance. The Compensation Committee followed the same philosophy and programs described above for executives in determining 2014 compensation for Mr. Mussallem. In addition, the Compensation Committee reviewed a tally sheet, which affixed a dollar amount to all components of Mr. Mussallem's compensation, including current compensation, equity awards, and benefits.

The Compensation Committee believes, after reviewing Mr. Mussallem's total direct compensation, individual performance, and contribution to our financial results during 2014, that Mr. Mussallem's total compensation and each component thereof were in line with our compensation philosophy and objectives.

If Mr. Mussallem's employment is involuntarily terminated by us without "cause," as defined in the employment agreement, we are required to pay certain

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

severance benefits, provided he is not receiving the severance benefits under his change in control severance agreement. The material terms of the severance arrangement are described in the section "Potential Payments upon Termination or Change in Control" below.

      Offer Letter with CFO.     In order to encourage Mr. Ullem to join the Company as CFO, the Company described certain offered terms of employment in an offer letter in December 2013. The terms of Mr. Ullem's offer were negotiated with him.

Pursuant to the offer letter, Mr. Ullem's base salary was set at an annual rate of $525,000, his Incentive Pay Objective for 2014 was set at $380,000, and the Company agreed to recommend him for an annual equity award in May 2014 with a grant-date fair value of $1,300,000.

Mr. Ullem would also be considered for the following equity awards, which were granted in February 2014:

•
As a special inducement to join the Company, an "inducement" option grant with a grant-date fair value of $1,750,000. The options vest in 25% installments annually over four years.

•
To make up for certain benefits Mr. Ullem forfeited from his prior employment in connection with joining the Company, a "buyout" award of restricted stock units with a grant-date fair value of $3,500,000. These restricted stock units vest in 25% installments annually over four years.

In addition, Mr. Ullem received a signing bonus and certain relocation benefits in connection with his relocation to California. If Mr. Ullem's employment is terminated under certain circumstances, he would be entitled to a severance payment and be required to repay a portion of his signing bonus and relocation benefits, as described in the section "Potential Payments upon Termination or Change in Control" below.

      Change in Control Severance Agreements.     We have entered into agreements with the NEOs pursuant to which such individuals will be provided certain payments and benefits in the event of termination of employment following a change in control of the Company. We believe that these agreements enhance the likelihood of retaining the services of the executives in the event we were to become an acquisition target and allow the NEOs to continue to focus their attention on our business operations, stockholder value, and the attainment of long-term and short-term objectives without undue concern over their employment or financial situations. The material terms of the agreements are described in the section "Potential Payments upon Termination or Change in Control," below.

We believe that the level of severance payments is fair and reasonable based on the value we would derive from the services provided by the executives with change in control severance agreements prior to, and following, a change in control.

Tax and Accounting Implications—Policy Regarding Section 162(m).     Section 162(m) generally limits the corporate deduction for annual compensation deemed paid to the NEOs, excluding the CFO, to $1,000,000 per individual, unless that compensation qualifies as performance-based under Section 162(m). The Compensation Committee considers the impact of this tax code provision and attempts, to the extent practical and consistent with our compensation philosophy, to implement compensation policies and practices that maximize the tax benefits to the Company. The Long-Term Stock Program is a stockholder-approved plan under which compensation may be designed to satisfy the performance-based compensation exception under Section 162(m). We believe our stock option and PBRSU awards will qualify as performance-based compensation not subject to the $1,000,000 limitation. The awards to the NEOs under the Incentive Plan are currently intended to qualify as performance-based compensation so as not to be subject to the $1,000,000 limitation.

The Compensation Committee recognizes the importance of preserving our ability to design compensation programs to attract and retain skilled and qualified individuals in a highly competitive market. The Compensation Committee will continue to design salary, annual incentive bonuses, and long-term incentive compensation in a manner that the Compensation Committee believes prudent or necessary to hire and retain our NEOs, and some of the compensation deemed paid to these executives may be nondeductible.

2015 Compensation Decisions.     The Board made changes to the Long-Term Stock Program effective in 2015 as discussed above in "Changes to Compensation Programs and Stockholder Feedback."

38 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" disclosure with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" be included in our Proxy Statement distributed in connection with our 2015 Annual Meeting of Stockholders.

The Compensation and Governance Committee:
Robert A. Ingram (Chairperson)
Mike R. Bowlin
Barbara J. McNeil, M.D., Ph.D.
Nicholas J. Valeriani

EXECUTIVE COMPENSATION

The "Summary Compensation Table" quantifies the value of the different forms of compensation earned by or awarded to our NEOs for 2014. The primary elements of each NEO's total compensation reported in the table are base salary, annual bonus, and long-term equity incentives consisting of stock options, PBRSUs, and restricted stock units. NEOs also received the other benefits listed in the "All Other Compensation" column of the "Summary Compensation Table," as further described in the footnotes to the table.

The "Summary Compensation Table" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each NEO's base salary and annual bonus is provided immediately following the "Summary Compensation Table." The "Grants of Plan-Based Awards in Fiscal Year 2014" table, and the accompanying description of the material terms of the stock options and stock unit awards granted in 2014, provides information regarding the long-term equity incentives awarded to NEOs in 2014. The "Outstanding Equity Awards at 2014 Fiscal Year-End" and "Option Exercises and Stock Vested in Fiscal Year 2014" tables provide further information on the NEOs' potential realizable value and actual value realized with respect to their equity awards.

Edwards Lifesciences Corporation | PROXY STATEMENT 39

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth a summary, for the years indicated, of the compensation of the principal executive officer, the principal financial officer, and our three other most highly compensated executive officers whose total compensation for 2014 was in excess of $100,000 and who were serving as executive officers at the end of 2014. No other executive officers that would have otherwise been includable in the table on the basis of total compensation for 2014 have been excluded by reason of their termination of employment or change in executive status during that year.

Name and Principal Position	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Option Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings $(5)	All Other Compensation $(6)	Total $
Mr. Mussallem	2014	900,000	—	1,375,688	4,126,298	2,123,820	—	90,764	8,616,570
Chairman of the Board and	2013	879,808	—	1,482,117	4,125,859	—	—	124,166	6,611,950
Chief Executive Officer	2012	825,000	—	1,875,735	3,661,715	881,000	—	144,436	7,387,886
Mr. Ullem	2014	508,846	250,000	3,876,387	2,724,810	682,290	—	42,436	8,084,769
Corporate Vice President,	2013	—	—	—	—	—	—	—	—
Chief Financial Officer	2012	—	—	—	—	—	—	—	—
Mr. Verguet	2014	604,818	—	299,063	977,247	806,214	464,706	72,068	3,224,116
Corporate Vice President	2013	607,782	—	275,035	824,507	264,367	421,604	90,508	2,483,803
	2012	582,431	—	307,384	698,926	350,503	465,866	78,361	2,483,471
Mr. Wood	2014	466,452	—	426,300	1,024,819	688,275	—	58,594	2,664,440
Corporate Vice President	2013	440,646	—	318,592	955,541	128,520	—	61,636	1,904,935
	2012	407,848	—	400,697	914,167	237,943	—	63,791	2,024,446
Mr. Bobo	2014	469,740	—	337,125	1,013,511	658,350	—	56,363	2,535,089
Corporate Vice President	2013	440,646	—	318,592	955,541	166,320	—	49,376	1,930,475
	2012	407,848	—	400,697	914,167	250,875	—	51,230	2,024,817

(1)
Amounts shown for 2014 include amounts that were deferred into the EDCP as follows: Mr. Mussallem – $45,500; Mr. Ullem – $0; Mr. Verguet – $0; Mr. Bobo – $208,801; and Mr. Wood – $20,098. The EDCP is more fully described in the section following the "Nonqualified Deferred Compensation Plans" table below.

  Mr. Verguet's compensation is converted from Swiss Francs to United States dollars. The conversion rate was determined by averaging the monthly intercompany exchange rate for the year. Mr. Verguet's base salary expressed in Swiss Francs for 2014, 2013, and 2012 was CHF 579,900, 562,345, and 543,970, respectively.

(2)
Amount shown for 2014 reflects the signing bonus paid to Mr. Ullem pursuant to the terms of his offer letter.

(3)
The amounts reported in these columns reflect the aggregate grant-date fair value of the stock awards and option awards during the applicable year. These values have been determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in these columns, please see the discussion of stock awards and option awards contained in Note 13 of the "Notes to Consolidated Financial Statements" in our 2014 Annual Report.

  The table below sets forth the grant-date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for the PBRSUs awarded in fiscal 2014, 2013, and 2012 based upon the probable outcome of the performance- related vesting conditions as of the

40 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  grant date (we judged the "target" level of performance to be the probable outcome as of the grant date of the awards),and the grant-date fair value of these awards assuming that the maximum level of performance was achieved:

Name	Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)
Mr. Mussallem	2014	$1,375,688	$2,407,453
	2013	1,375,173	2,406,552
	2012	1,767,458	3,093,052
Mr. Ullem	2014	326,250	570,938
	2013	—	—
	2012	—	—
Mr. Verguet	2014	299,063	523,359
	2013	275,035	481,310
	2012	307,384	537,922
Mr. Wood	2014	326,250	570,938
	2013	318,592	557,536
	2012	400,697	701,220
Mr. Bobo	2014	337,125	589,969
	2013	318,592	557,536
	2012	400,697	701,220
(4)
Amounts shown in this column for 2014 were earned under the Incentive Plan based on achievement of performance criteria for 2014, as described in the "Compensation Discussion and Analysis." Amounts shown for Mr. Bobo include $329,175 deferred into the EDCP. Amounts earned but not deferred were paid to the executives in 2014.

(5)
Mr. Verguet participates in our pension plan for salaried employees at our Nyon, Switzerland facility (see the section, "Pension Benefits" below). The amounts shown include employer contributions and investment earnings, and do not include regular employee contributions of approximately $126,947 in 2014, $114,845 in 2013, and $60,723 in 2012; and additional voluntary employee contributions of approximately $1,342,094 in 2014, $1,981,272 in 2013, and $1,689,173 in 2012. The amount of Mr. Verguet's regular employee contributions to the Nyon pension plan is reflected in the total amount included in the "Base Salary" column of the "Summary Compensation Table" for the applicable fiscal year.

(6)
The "All Other Compensation" column includes the following amounts paid to the NEOs for the year ended December 31, 2014. The amounts disclosed are the actual costs to us of providing these benefits.

Type of Compensation	Mr. Mussallem	Mr. Ullem	Mr. Verguet	Mr. Wood	Mr. Bobo
401(k) Company Match	$10,400	$ 7,815	—	$10,400	$10,400
EDCP Company Contribution	26,000	—	—	13,399	14,619
Car Allowance or Company Car Lease Payments	13,200	10,800	$34,011	10,800	10,800
Officer Perquisites Flexible Allowance (includes, among other things, financial planning expenses, airline club dues, club membership dues, home office supplies, personal travel expenses)	40,000	20,000	*18,836	20,000	20,000
Reimbursement for Annual Physical Examination Expenses	—	3,285	—	3,285	—
Life Insurance Premiums	1,164	536	19,221	710	544

Totals	$90,764	$42,436	$72,068	$58,594	$56,363

*
Converted from Swiss Francs to United States dollars. The conversion rate was determined by averaging the monthly intercompany exchange rate for the year.

      Employment Agreements.     We entered into an amended and restated employment agreement with Mr. Mussallem on March 9, 2009, and agreed to certain terms of employment with Mr. Ullem in a binding offer letter in connection with his joining the Company in 2014, as described in the "Compensation Discussion and Analysis" section above. The Company does not have employment agreements with the other NEOs. Post-termination benefits are discussed in the "Potential Payments upon Termination or Change in Control" section below.

Edwards Lifesciences Corporation | PROXY STATEMENT 41

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Grants of Plan-Based Awards in Fiscal Year 2014

The following table provides certain summary information concerning each grant of an incentive award made to NEOs in 2014 under a compensation plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)

Name	Grant Date(1)	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock/Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date ($)	Grant Date Fair Value of Stock and Option Awards ($)(11)
Mr. Mussallem	05/08/2014	05/08/2014		1,080,000(3)	2,160,000					191,600(7)	$83.88	$83.88	$4,126,298
	05/08/2014	05/08/2014					12,650	22,137					1,375,688
Mr. Ullem	02/20/2014	02/20/2014		380,000	760,000					87,518(8)	68.10	68.10	1,750,001
	02/20/2014	02/20/2014							51,396(5)				3,500,068
	05/08/2014	05/08/2014								40,300(9)	83.88	83.88	974,809
	05/08/2014	05/08/2014					3,000	5,250					326,250
	07/10/2014	07/10/2014							568(6)				50,069
Mr. Verguet	02/20/2014	02/20/2014		403,107(3)	806,214					3,751(10)	68.10	68.10	75,005
	05/08/2014	05/08/2014								37,300(8)	83.88	83.88	902,242
	05/08/2014	05/08/2014					2,750	4,812					299,063
Mr.Wood	02/20/2014	02/20/2014		350,000(3)	700,000					2,501(10)	68.10	68.10	50,010
	05/08/2014	05/08/2014								40,300(8)	83.88	83.88	974,809
	05/08/2014	05/08/2014					3,000	5,250					326,250
	07/10/2014	07/10/2014							1,135(6)				100,050
Mr. Bobo	05/08/2014	05/08/2014		350,000(3)	700,000		3,100	5,425					337,125
	07/10/2014	07/10/2014							1,135(6)				100,050

(1)
Our practice is to grant equity-based awards on the date of the Board meeting on the next day following the Compensation Committee's approval of the grants.

(2)
These are awards payable under the Incentive Plan for 2014. See the discussion on "Annual Cash Incentive Payment" at page 31 for additional information. Amounts for Mr. Verguet were converted from Swiss Francs to United States dollars using an exchange rate of 1.0171 CHF/USD.

(3)
The awards to Messrs. Mussallem, Verguet, Wood, and Bobo under the Incentive Plan for 2014 were intended to qualify as performance-based compensation so as not to be subject to the $1,000,000 limitation under Section 162(m). See the discussions at page 31 on "Annual Cash Incentive Payment" and on "Incentive Pay Objective" for additional information. The amounts set forth above represent the Incentive Pay Objective anticipated to be paid for performance that meets pre-established objectives, after the exercise of negative discretion by the Compensation Committee.

(4)
These are PBRSUs granted under the Long-Term Stock Program that vest based on a combination of certain length of service and market conditions. The material terms of the options are described in the section "Equity Incentive Plan Awards – Performance-Based Restricted Stock Units" below.

(5)
These restricted stock units are the "buyout" restricted stock units granted to Mr. Ullem pursuant to his offer letter. The restricted stock units vest in four equal annual installments beginning on the first anniversary of the grant date. The material terms of the restricted stock units are described in the section "Equity Incentive Plan Awards – Restricted Stock Units" below.

(6)
These restricted stock units were granted to Messrs. Ullem and Wood for their contributions to the settlement of patent matters with Medtronic valued at over $1 billion to Edwards. The restricted stock units vest at a rate of 50% of the total number of units on each of the third and fourth anniversaries of the grant date. The material terms of the restricted stock units vest are described in the section "Equity Incentive Plan Awards – Restricted Stock Units" below.

(7)
Options to acquire common stock are granted under the Long-Term Stock Program. Consistent with vesting standards established for executives who were retirement eligible before May 12, 2011, the options vest and become exercisable in twenty-four equal monthly installments, and are subject to the executive's continued employment with the Company. The material terms of the options are described in the section "Equity Incentive Plan Awards – Options" below.

(8)
These options to acquire common stock are granted under the Long-Term Stock Program. The options vest and become exercisable in four equal annual installments beginning on May 8, 2014. The material terms of the options are described in the section "Equity Incentive Plan Awards – Options" below.

(9)
These options to acquire common stock are the "inducement" stock options granted to Mr. Ullem pursuant to his offer letter. The options vest in four equal annual installments beginning on the first anniversary of the grant date. The material terms of the options are described in the section "Equity Incentive Plan Awards – Options" below.

(10)
These options to acquire common stock were granted to Mr. Verguet for exceptional regional performance and to Mr. Wood for his contribution to a $394 million patent infringement jury verdict against Medtronic. The options vest in four equal annual installments beginning on the first anniversary of the grant date. The material terms of the options are described in the section "Equity Incentive Plan Awards – Options" below.

(11)
The amounts reported in this column reflect the grant-date fair value of the stock award or option award determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements. For the assumptions and methodologies used to value the awards, see footnote 2 to the "Summary Compensation Table" above.
42 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Non-Equity Incentive Plan Awards.     The material terms of the non-equity incentive plan awards reported in the table above are described in the "Compensation Discussion and Analysis" section of this Proxy Statement under the heading, "Elements of Compensation—Annual Cash Incentive Payment."

Equity Incentive Plan Awards.     Each of the equity incentive awards reported in the table above was granted under, and is subject to, the terms of the Long-Term Stock Program. The Compensation Committee administers the Long-Term Stock Program and has authority to interpret the plan provisions and make all required determinations thereunder. Additional terms of the equity incentive plan awards reported in the table above are described in the

"Compensation Discussion and Analysis" section under the heading, "Elements of Compensation—Long-Term Incentive Awards" and in the footnotes accompanying the table above. The terms of the accelerated vesting provisions for equity awards are described in this section and in the section titled "Potential Payments Upon a Termination or Change in Control."

The table above reports awards of stock options granted to our NEOs in 2014. Each option represents a contractual right to receive one share of Company common stock if the option becomes vested and is exercised, subject to payment of the exercise price of the option by the award holder. The terms of each option are summarized in the chart below:

STOCK OPTIONS
Maximum Term (Expiration Date)	7 years from grant date
Exercise Price Per Share	Fair market value of a share of common stock on the grant date
Vesting Schedule—Regular (all option grants in the chart above awarded to Messrs. Ullem, Verguet, Bobo, and Wood)	25% annually over four years following the grant date
Vesting Schedule—Retirement-Eligible (awards granted before May 2015 to certain retirement-eligible executives, including Mr. Mussallem)	Monthly over 24 months following the grant date
Vesting Schedule—Retirement-Eligible (awards granted beginning in May 2015 to all retirement-eligible executives, including Messrs. Mussallem and Verguet)	Monthly over 36 months following the grant date
Effect of Change in Control (awards granted before May 2015)	Accelerated vesting upon a change in control of the Company
Effect of Change in Control (awards granted beginning in May 2015)	No automatic acceleration upon a change in control of the Company; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change in control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination of Employment of Retirement-Eligible NEOs (Messrs. Mussallem and Verguet)

•

Unvested options held by the NEO will immediately terminate and be forfeited

•

Vested options held by the NEO will remain exercisable and will terminate on the earlier of five years from termination date and the normal expiration date

Effect of Termination of Employment of Non-Retirement-Eligible NEOs (Messrs. Bobo, Ullem, and Wood)

•

Unvested options held by the NEO will immediately terminate and be forfeited

•

Vested options held by the NEO will remain exercisable and will terminate on the earlier of 90 days from termination date and the normal expiration date

Dividend Rights	No dividend rights
Edwards Lifesciences Corporation | PROXY STATEMENT 43

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The table above reports awards of restricted stock units granted to our NEOs in 2014. Each restricted stock unit represents a contractual right to receive one share of Company common stock if the applicable time-based vesting requirements applicable to the award are satisfied, as summarized in the chart below.

RESTRICTED STOCK UNITS
Vesting Schedule	• 50% after 3 years, 100% after 4 years • Mr. Ullem's "buyout" award vests 25% annually over 4 years
Effect of Change in Control (awards granted before May 2015)	Accelerated vesting upon a change in control of the Company
Effect of Change in Control (awards granted beginning in May 2015)	No automatic acceleration upon a change in control of the Company; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change in control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination of Employment of Retirement-Eligible NEOs (including Messrs. Mussallem and Verguet)	• The RSUs held by the NEO will vest 25% for each full year of employment from the grant date • Unvested RSUs held by the NEO will immediately terminate and be forfeited
Effect of Termination of Employment of Non-Retirement-Eligible NEOs (including Messrs. Bobo, Ullem, and Wood)	Unvested RSUs held by the NEO will immediately terminate and be forfeited
Dividend Rights	Dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units; however, to date we have never paid a dividend on our common stock

The table above reports awards of PBRSUs granted to our NEOs in 2014. Each PBRSU represents a contractual right to receive one share of our common stock if the applicable performance-based and time-based vesting requirements applicable to the award are satisfied, as summarized in the chart below.

PBRSUs
Right and Vesting Schedule	Receive 0% to 175% of the target number of shares subject to the award based on TSR measured over a 3-year performance period compared to comparator companies, generally subject to continued employment through the applicable vesting date
TSR Definition	The average of the closing price of a share for each trading day during the three months ending on the first day of the performance period compared to the average of the closing price of a share for each trading day during the three months ending on last day of the performance period
Effect of Change in Control (awards granted before May 2015)	Upon a change in control:

•

during the performance period, the PBRSUs will accelerate and immediately vest at 100% of the target level, or

•

after the last day of the performance period and prior to the applicable scheduled time-based vesting date, subject to the executive's continued employment, will vest as to the number of units that otherwise would have become vested on the vesting date based on actual performance

Effect of Change in Control (awards granted beginning in May 2015)	No automatic acceleration upon a change in control of the Company; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change in control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination due to Death, Disability, Retirement, or by the Company Without "Cause" or by the NEO for "Good Reason"	Any unvested PBRSUs will remain eligible to vest at the end of the performance period based on actual attainment of the performance goals, and the NEO will receive a pro-rata portion of the shares subject to the award (after giving effect to the performance conditions) based on the NEO's whole months of service with the Company during the performance period
Effect of any Other Termination of Employment	Any unvested PBRSUs held by the NEO will terminate and be forfeited
Compensation Committee Determination, Vesting Date	At the meeting of the Compensation Committee in May after the end of the performance period, the Compensation Committee will determine the exact number of shares issuable. Payout will be interpolated on a linear basis between the points indicated in the vesting summaries below
Dividend Rights	Dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units; however, to date we have never paid a dividend on our common stock
44 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

PBRSUs AWARDED IN 2014
Performance Period	Begins April 30, 2014 and ends on April 30, 2017
Comparator Companies	S&PHEI Companies on the grant date and are still publicly traded companies on the last day of the performance period

Performance Criteria	Performance Levels	TSR vs Median of S&PHEI Companies	Payout as a Percentage of Target
	Maximum	+7.5% points from median	175% of Target Award
	Target	Median	100% of Target Award
	Threshold	–7.5% points from median	25% of Target Award
	No Payout	More than –7.5% from median	0% of Target Award

PBRSUs AWARDED IN 2012 AND 2013
Performance Period	Begins March 31 on the year of grant and ends on March 31 three years later
Comparator Companies	Companies in the Morgan Stanley Healthcare Product Companies Index ("RXP") on the grant date and are still publicly traded companies on the last day of the performance period

Performance Criteria	Performance Levels	TSR Percentile Rank vs. RXP	Payout as a Percentage of Target
	Maximum	75th Percentile and Above	175% of Target Award
	Target	50th Percentile	100% of Target Award
	Threshold	25th Percentile	25% of Target Award
	No Payout	Less than 25th Percentile	0% of Target Award
Edwards Lifesciences Corporation | PROXY STATEMENT 45

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table provides certain summary information concerning outstanding equity awards held by the NEOs as of December 31, 2014, including the vesting schedules for the portions of these awards that had not vested as of that date:

		Option Awards				Stock Awards

Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Mussallem	05/08/2008	80,000	—	$27.77	05/07/2015
	05/07/2009	416,000	—	31.47	05/06/2016
	05/13/2010	300,000	—	50.96	05/12/2017
	05/12/2011	190,700	—	89.23	05/11/2018
	05/09/2012	166,400	—	85.45	05/08/2019
	05/14/2013	185,484	48,816(2)	71.57	05/13/2020
	05/08/2014	55,882	135,718(2)	83.88	05/07/2021
	04/04/2011					684(3)	$ 87,128
	04/03/2012					1,480(3)	188,522
	05/09/2012							16,100(4)	$2,050,818
	04/03/2013					1,282(3)	163,301
	05/14/2013							27,625(4)	3,518,873
	05/08/2014							12,650(4)	1,611,357

Total		1,394,466	184,534			3,446		56,375

Mr. Ullem	02/20/2014	—	87,518(5)	68.10	02/19/2021
	05/08/2014	—	40,300(5)	83.88	05/07/2021
	02/20/2014					51,396(6)	6,546,822
	05/08/2014							3,000(4)	382,140
	07/10/2014					568(3)	72,352

Total			127,818			51,964		3,000

Mr. Verguet	05/07/2009	80,000	—	31.47	05/06/2016
	05/13/2010	64,000	—	50.96	05/12/2017
	05/12/2011	27,675	9,225(5)	89.23	05/11/2018
	05/09/2012	14,450	14,450(5)	85.45	05/08/2019
	05/14/2013	10,225	30,675(5)	71.57	05/13/2020
	02/20/2014	—	3,751(5)	68.10	02/19/2021
	05/08/2014	—	37,300(5)	83.88	05/07/2021
	05/09/2012							2,800(4)	356,664
	05/14/2013							5,525(4)	703,775
	05/08/2014							2,750(4)	350,295

Total		196,350	95,401					11,075

Mr. Wood	05/13/2010	76,800		50.96	05/12/2017
	05/12/2011	34,800	11,600(5)	89.23	05/11/2018
	05/09/2012	18,900	18,900(5)	85.45	05/08/2019
	05/14/2013	11,850	35,550(5)	71.57	05/13/2020
	02/20/2014	—	2,501(5)	68.10	02/19/2021
	05/08/2014	—	40,300(5)	83.88	05/07/2021
	05/09/2012							3,650(4)	464,937
	05/14/2013							6,400(4)	815,232
	05/08/2014							3,000(4)	382,140
	07/10/2014					1,135(3)	$ 144,576

Total		142,350	108,851					13,050

46 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

		Option Awards				Stock Awards

Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Bobo	05/13/2010	76,800		$50.96	05/12/2017
	05/12/2011	34,800	11,600(5)	89.23	05/11/2018
	05/09/2012	18,900	18,900(5)	85.45	05/08/2019
	05/14/2013	11,850	35,550(5)	71.57	05/13/2020
	05/08/2014	—	41,900(5)	83.88	05/07/2021
	05/09/2012							3,650(4)	$ 464,937
	05/14/2013							6,400(4)	815,232
	05/08/2014							3,100(4)	394,878

Total		142,350	107,950					13,150

(1)
The dollar amounts shown in this column are determined by multiplying the number of shares or units reported in the "Number of Shares or Units of Stock That Have Not Vested" column by $127.38, the closing price of our common stock on the last trading day of 2014.

(2)
Options to acquire common stock granted under the Long-Term Stock Program. Consistent with vesting standards established for executives who were retirement eligible before May 12, 2011, including Mr. Mussallem, the options vest and become exercisable in twenty-four equal monthly installments beginning one month after the award date, and are subject to the executive's continued employment with the Company.

(3)
Restricted stock units under the Long-Term Stock Program. Restricted stock units become vested as to 50% of the total number of units subject to the award on each of the third and fourth anniversaries of the award date, and are subject to the executive's continued employment with the Company.

(4)
Target number of PBRSUs under the Long-Term Stock Plan. PBRSUs vest on the third anniversary of the award date, and are subject to the executive's continued employment with the Company. The number of shares issuable upon vesting of these PBRSUs will range from 0% to 175% of the target number of shares subject to the award and depend on satisfaction of applicable performance requirements over a three-year performance period.

(5)
Options to acquire common stock granted under the Long-Term Stock Program. The options vest and become exercisable in four equal annual installments beginning on the first anniversary of the award date, and are subject to the executive's continued employment with the Company.

(6)
Restricted stock units under the Long-Term Stock Program. "Buyout" restricted stock units granted in 2014 to Mr. Ullem become vested in four equal annual installments beginning on the first anniversary of the grant date, and are subject to the executive's continued employment with the Company.
Edwards Lifesciences Corporation | PROXY STATEMENT 47

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Option Exercises and Stock Vested in Fiscal Year 2014

The following table sets forth for each of the NEOs the number of shares of our common stock acquired and the value realized on each exercise of stock options during the year ended December 31, 2014. No stock appreciation rights have been granted to the NEOs.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
Mr. Mussallem	354,000(3)	$23,214,549	1,974	$147,212
Mr. Ullem	—	—	—	—
Mr. Verguet	100,800(4)	6,805,592	—	—
Mr. Wood	90,000	5,975,528	—	—
Mr. Bobo	153,270(5)	10,366,032	—	—

(1)
The dollar amounts shown in the "Value Realized on Exercise" column are determined by multiplying (i) the number of shares of our common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our common stock on the date of exercise and the exercise price of the options.

(2)
The dollar amounts shown in the "Value Realized on Vesting" column are determined by multiplying (i) the number of shares or units, as applicable, that vested, by (ii) the per-share closing market price of our common stock on the day prior to vesting.

(3)
All 354,000 options exercised by Mr. Mussallem were exercised pursuant to a pre-arranged stock trading plan established under Rule 10b5-1 of the Exchange Act (a "Rule 10b5-1 Plan").

(4)
Of the 100,800 options exercised by Mr. Verguet, 28,000 were exercised pursuant to a Rule 10b5-1 Plan.

(5)
All 153,270 options exercised by Mr. Bobo were exercised pursuant to a Rule 10b5-1 Plan.

Pension Benefits

Mr. Verguet participates in our pension plan applicable to salaried employees at our Nyon, Switzerland facility. None of our other NEOs participates in any Company pension plan. The following table sets forth the actuarial present value of Mr. Verguet's accumulated benefit under the Nyon pension plan.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mr. Mussallem	—	—	—	—
Mr. Ullem	—	—	—	—
Mr. Verguet	Nyon Plan	12.33	$10,975,887	—
Mr. Wood	—	—	—	—
Mr. Bobo	—	—	—	—

Our Nyon pension plan is a cash balance plan under which each participant has an account balance consisting of savings and interest credits earned each year. Interest credits are determined annually. Savings credits are equal to a percentage of "insured salary" based upon the age of the participant (ranging from 0% at age 18 to 27% at age 55 or older). Insured salary includes salary and bonus reduced by social security offsets. The plan is funded by both employee and employer contributions, which are fully vested at all times.

Over the last three years, Mr. Verguet made regular employee contributions of approximately $126,947 in 2014, $114,845 in 2013, and $60,723 in 2012; and additional voluntary employee contributions of approximately $1,342,094 in 2014; $1,981,272 in 2013, and $1,689,173 in 2012. Normal retirement age is 65. At normal retirement, a participant may choose to receive the accumulated account balance as either a lump sum or in the form of a pension annuity. See Note 11 of the "Notes to Consolidated Financial Statements" in our 2014 Annual Report for a discussion of the assumptions and methodologies used to determine the present value of accumulated benefits under the Nyon pension plan.

48 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Nonqualified Deferred Compensation Plans

       Executive Deferred Compensation Plan.     The following table sets forth information relating to our nonqualified deferred compensation plan, or EDCP, for 2014 for the NEOs.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mr. Mussallem	$ 45,500	$26,000	$(507)	—	$2,577,773
Mr. Ullem	—	—	—	—	—
Mr. Verguet	—	—	—	—	—
Mr. Bobo	208,801	14,619	5,812	—	1,903,718
Mr. Wood	20,098	13,399	219	—	214,095

(1)
Executive contributions are included in the "Salary" column of the "Summary Compensation Table" above for 2014.

(2)
Company contributions are included in the "All Other Compensation" column of the "Summary Compensation Table" above for 2014.

(3)
"Earnings" is defined to reflect the difference in the account balance between the beginning and end of the year, less any executive or Company contributions and any amounts withdrawn or distributed. Earnings include realized and unrealized gains and losses, capital gains and losses, and dividends paid.

The EDCP provides the NEOs and certain other employees with the opportunity to defer specified percentages (up to 25%) of their cash compensation and receive matching employer contributions that could not be deferred or contributed to the 401(k) because of the limitations under such plan imposed by the Internal Revenue Code. The EDCP also permits the participants to defer up to 100% of their annual incentive bonus and an additional 55% of their base pay, but we do not match the employee contribution above 25%. Participants may elect deferred amounts to be paid in the form of either a lump sum or in up to 15 annual installments either upon separation from service, a specified date, or death. Deferrals are credited with gain or loss based on the performance of one or more investment alternatives selected by the participant from among investment funds chosen by the Compensation Committee or its delegatee. Investment elections made for each plan year may not be revoked, changed, or modified except as permitted under the EDCP, and subject to applicable law. No actual investments will be held in the participants' accounts and participants will at all times remain general unsecured creditors of the Company with respect to their account balances.

Edwards Lifesciences Corporation | PROXY STATEMENT 49

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Potential Payments Upon Termination or Change in Control

Included below is a summary of the material terms and conditions of the only agreements we have entered into with our NEOs that provide for certain payments and benefits in connection with a termination of their employment, other than benefits that are part of employee benefit plans that apply on the same terms to all salaried employees. Also described below are the terms of the Long-Term Stock Program with respect to outstanding equity awards in the event of a change in control of the Company.

      Change in Control Severance Agreements.     We have entered into change in control severance agreements with each of the NEOs and certain other executives (the "Change in Control Severance Agreements"). The current terms of the Change in Control Severance Agreements extend through December 31, 2015, with automatic one-year extensions each year unless we provide notice that the agreement will not be extended. Under the terms of the Change in Control Severance Agreement, each executive is entitled to receive certain severance payments if, at any time during the period commencing six months prior to and ending on the date that is 24 months following a change in control, the executive incurs a "qualifying termination" of employment. For these purposes, a "qualifying termination" means (i) the executive is involuntarily terminated by us without cause; or (ii) the executive voluntarily terminates employment for good reason.

For purposes of the Change in Control Severance Agreements, "cause" generally includes (1) certain willful and deliberate material breaches by the executive of the executive's duties and responsibilities that are not timely remedied; (2) the executive engaging in conduct that is willfully, demonstrably and materially injurious to the Company that is not timely remedied; or (3) the executive is convicted of, or pleads guilty or nolo contendere to, a felony that adversely affects the reputation of the executive or the Company.

For the NEOs other than Mr. Mussallem, "good reason" generally includes (1) a material change of the executive's responsibilities or status or the assignment of the executive to duties materially inconsistent with such responsibilities or status; (2) a relocation in excess of 50 miles of the executive's principal job location; (3) a reduction of the executive's base salary, incentive plans, or benefits; (4) our failure to require any successor company to assume the obligations under the agreement; or (5) a material breach by the Company of the material terms of the agreement. For Mr. Mussallem, "good reason" generally has the same meaning described above, except that the definition also includes that following a change in control (1) Mr. Mussallem is no longer a member of the Board or fails to be nominated for reelection to the Board; or (2) Mr. Mussallem and the Company (or any successor company) have not mutually agreed (within 5 business days following a change in control) on the terms and conditions of his continued employment.

In the event of a qualifying termination, the executive would be entitled to receive a lump sum payment equal to the sum of (1) two times (three times in the case of Mr. Mussallem) the annual base salary as of the time of termination (or during the 12 months preceding the change in control, if higher); (2) two times (three times in the case of Mr. Mussallem) the Incentive Pay Objective for the year of termination (or the dollar amount of the actual bonus paid in the preceding year, if higher); (3) a pro-rated bonus for the year of termination; (4) all then-outstanding and unvested long-term incentive awards will generally be subject to accelerated vesting; and (5) continued participation in our medical and dental plans for three years following termination of employment. In addition, the executive will be entitled to reasonable outplacement services. If any such payments or benefits would constitute a parachute payment under Section 280G of the Internal Revenue Code, then such payments and benefits will be reduced to the extent necessary to assure that the executive receives only the greater of (1) the amount of the payments which would not constitute a parachute payment, or (2) the amount which yields the greatest after-tax benefit after taking into account any excise taxes imposed under Section 4999 of the Internal Revenue Code. The Change in Control Severance Agreements do not provide for tax gross-up payments. Receipt of these severance benefits is conditioned upon the executive executing and not revoking a general release of any claims in favor of the Company.

The Change in Control Severance Agreements for the NEOs other than Mr. Mussallem provide that, in the

50 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

event the executive is entitled to benefits under our Severance Pay Plan ("the Severance Plan"), which is described below, and the executive also has a qualifying termination under the Change in Control Severance Agreement, the executive will be entitled to the benefits under the Change in Control Severance Agreement only, and installment payments under the Severance Plan will immediately terminate without offset or reduction for any benefits already received under the Severance Plan. In the event Mr. Mussallem becomes entitled to the benefits under his Change in Control Severance Agreement following the time at which he became entitled to certain severance benefits under the terms of his employment agreement, which is described below, any then-remaining severance benefits under his employment agreement will immediately terminate and he will only be entitled to benefits under his Change in Control Severance Agreement, and the amount of certain severance benefits payable under his Change in Control Severance Agreement, will be reduced by the amount of the severance benefits previously paid under his employment agreement.

      Employment Agreement with CEO.     On March 9, 2009, the Company entered into an amended and restated employment agreement with Mr. Mussallem pursuant to which he is eligible to receive benefits in connection with certain terminations of his employment. If Mr. Mussallem's employment is terminated without cause, we will pay him the sum of (1) two times his highest base salary in the preceding 12 months; (2) the higher of one times his maximum target bonus for the year of termination, or two times the actual bonus paid in the preceding year; (3) a pro-rated bonus for the year of termination; and (4) an amount equal to the cost of continued medical and dental coverage for up to 24 months. Mr. Mussallem will not be entitled to receive any such payments if he receives payments under his Change of Control Severance Agreement and, as described above, any severance benefits Mr. Mussallem may receive under his Change in Control Severance Agreement will be offset by any benefits he received under his employment agreement. For purposes of Mr. Mussallem's employment agreement, "cause" generally includes (1) the executive willfully engaging in conduct that is demonstrably and materially injurious to the Company; or (2) the executive's conviction of a felony.

If Mr. Mussallem's employment is terminated due to retirement, disability, or death, he will receive his pro-rated bonus for the year of termination and additional benefits as determined in accordance with our benefit plans.

For a period of 24 months following his termination of employment, Mr. Mussallem may not employ or solicit for employment any of our employees or consultants.

      Severance Pay Plan.     We maintain the Severance Plan, under which the NEOs (other than Mr. Mussallem and Mr. Verguet) and certain other employees are eligible to receive severance benefits in connection with a termination of the individual's employment due to elimination of his or her position or a reduction in the size of our workforce. Benefits paid to a NEO (other than Mr. Mussallem and Mr. Verguet) under the Severance Play Plan consist of cash severance equal to one and one-half times the executive's "monthly compensation" (as defined in the Severance Plan), plus 4% of the monthly compensation multiplied by the number of full months of service completed as of the date of termination. In no event will this cash severance exceed two times the annual compensation received in the preceding 12 months. See "Change in Control Severance Agreements" section above for description of treatment of Severance Plan benefits if an NEO is also entitled to severance benefits under the Change in Control Severance Agreement.

      Severance Payable or Repayment Required under CFO Offer Letter.     Under the terms of Mr. Ullem's offer letter, in the event his employment is terminated for any reason other than a termination by the Company with cause, or by Mr. Ullem without good reason, within his first year of employment, he would be entitled to receive a $905,000 cash severance benefit. Mr. Ullem's right to receive this severance benefit expired on January 2, 2015. Also, in the event his employment is terminated prior to January 2, 2016 for certain reasons, he will be required to repay pro-rated portions of his signing bonus ($250,000) and relocation benefits.

      Acceleration of Equity Awards.     Pursuant to the terms of the Long-Term Stock Program applicable to awards granted prior to May 2015, in the event of a change in control of the Company, all outstanding options, restricted stock, restricted stock units, and PBRSUs held by all employees (including the NEOs)

Edwards Lifesciences Corporation | PROXY STATEMENT 51

EXECUTIVE COMPENSATION AND OTHER INFORMATION

will vest in full. As described previously, this provision was amended as to awards to be granted beginning in May 2015 such that both a change in control and a specified termination of employment (a "double-trigger") are required, or the awards must be terminated in the change in control transaction, in order for vesting of the awards to accelerate in connection with the change in control transaction.

      Estimated Payments.     The following tables set forth the estimated payments and benefits that would have been payable to the NEOs under the terms of their agreements as described above had their employment been terminated on December 31, 2014 under the termination circumstances indicated below. Unless otherwise noted, all cash payments would be made in a lump sum and would be paid by us or our successor. The amounts set forth in these tables represent estimates and forward-looking information that is subject to substantial variation based on the timing of the applicable triggering event. We caution the reader to consider these limitations in reviewing the following tables.

For purposes of estimating the amount of payments and benefits payable as a result of a termination of the executive's employment following a change in control, we have made the following assumptions where applicable:

  •
  the change in control occurred on December 31, 2014;

  •
  the stock price was $127.38 per share, which was the closing price of our common stock on December 31, 2014;

  •
  all NEOs were terminated on the date of the change in control;

  •
  all accelerated vested options and restricted stock units were cashed out on the date of the change in control; and

  •
  the NEOs received continued participation in our medical and dental plans for three years following termination of employment.

Executive Benefits and Payments upon Termination: Mr. Mussallem

	Qualifying Termination in Connection with a Change in Control(1)	Termination Due to Retirement(2)	Termination Due to Disability or Death(2)	Involuntary Termination by the Company Without Cause(2)
Salary Severance	$ 2,700,000	—	—	$1,800,000
Bonus Severance	3,240,000	—	—	2,160,000
Pro Rata Bonus – 2014	1,080,000	$1,080,000	$ 1,080,000	1,080,000
Stock Option Acceleration	8,627,901	—	8,627,901	—
Restricted Stock Unit Acceleration	260,301	178,650	260,301	—
Performance Stock Unit Acceleration	7,181,048	4,135,957	4,135,957	4,135,957
Medical and Dental Coverage Continuation(2)	17,569	—	—	11,712
Outplacement	50,000	—	—	—
Present Value of Subscription Shares	—	—	—	—

Total	$23,156,819	$5,394,608	$14,104,159	$9,187,669

(1)
Pursuant to the terms of Mr. Mussallem's Change in Control Severance Agreement. Mr. Mussallem's payments and benefits will be reduced to the extent necessary to ensure that he receives only the greater of (1) the amount of the payments which would not constitute a parachute payment, or (2) the amount which yields the executive the greatest after-tax amount of benefits after taking into account any excise taxes imposed on the executive under Section 4999 of the Internal Revenue Code. The value of Mr. Mussallem's severance benefits presented in the table indicates that no such reduction in his benefits would be required.

(2)
Pursuant to the terms of Mr. Mussallem's amended and restated employment agreement, and assuming that the termination of employment is not in connection with a change in control of the Company.
52 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Benefits and Payments upon Termination: Qualifying Termination in
Connection with a Change in Control(1)

	Mr. Ullem		Mr. Verguet	Mr. Wood	Mr. Bobo
Salary Severance	$1,050,000		$1,917,281	$945,000	$954,000
Bonus Severance	760,000		1,345,682	700,000	700,000
Pro Rata Bonus – 2014	381,041		448,561	350,000	350,000
Stock Option Acceleration	6,941,117		4,514,703	5,120,372	5,041,713
Restricted Stock Unit Acceleration	6,619,174		—	144,576	—
Performance Stock Unit Acceleration	382,140		1,410,734	1,662,309	1,675,047
Medical and Dental Coverage Continuation	70,541		—	70,541	24,657
Outplacement	50,000		50,000	50,000	50,000
Value of Sign-on Bonus	125,000	(2)	—	—	—
Value of Taxable Relocation Costs	118,093	(3)	—	—	—
Present Value of Subscription Shares	—		—	—	—

Total	$16,497,106		$9,686,961	$9,042,798	$8,795,417

(1)
Under the Change in Control Severance Agreements, payments and benefits will be reduced to the extent necessary to ensure that the executive receives only the greater of (1) the amount of the payments which would not constitute a parachute payment or (2) the amount which yields the executive the greatest after-tax amount of benefits after taking into account any excise taxes imposed on the executive under Section 4999 of the Internal Revenue Code. The value of each executive's severance benefits presented in the table indicates that no such reduction in an executive's benefits would be required.

(2)
A prorated portion of Mr. Ullem's $250,000 signing bonus is included because this portion is no longer subject to recoupment. The prorated amount equals one-half of his bonus because almost 12 months have elapsed since his hire date. If Mr. Ullem were to terminate employment under certain circumstances in his first two years of employment, he would be required to repay a monthly prorated portion of the bonus.

(3)
This amount is the full cash value of Mr. Ullem's relocation benefit because it is no longer subject to recoupment. If Mr. Ullem were to terminate employment under certain circumstances in his first two years of employment, he would be required to repay one-half or all of his relocation benefit (the proration is based on the number of full years of services performed during the two-year period).
Edwards Lifesciences Corporation | PROXY STATEMENT 53

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Benefits and Payments upon Termination:
Not in Connection with a Change in Control

	Mr. Ullem		Mr. Verguet	Mr. Wood		Mr. Bobo
Cash Severance	$905,000	(1)	—	$615,038	(2)	$425,325(2)

(1)
Under the terms of his offer letter, in the event Mr. Ullem's employment is terminated for any reason other than a termination by the Company with "cause," or by Mr. Ullem without "good reason," within his first year of employment, he would be entitled to receive a $905,000 cash severance benefit. Mr. Ullem's right to receive this severance benefit expired on January 2, 2015.

(2)
Pursuant to the terms of the Severance Plan, and assuming that the termination of employment is not in connection with a change in control of the Company.

      Death and Disability Benefits for Mr. Verguet.     As a member of our European Management Team, Mr. Verguet is entitled to receive certain death and disability benefits over and above those provided to salaried employees in Nyon generally. In the event of the termination of his employment due to disability, Mr. Verguet would be entitled to an additional benefit under the Nyon pension plan equal to 25% of his qualifying salary. Assuming termination of his employment as of December 31, 2014 because of disability, Mr. Verguet would have been entitled to receive $326,000 per year payable for the duration of his life. In the event of his death while employed by us, Mr. Verguet would be entitled to an additional lump sum payment equal to 300% of his salary. Assuming his death as of December 31, 2014, Mr. Verguet's death benefit would have been $1,269,000. An exchange rate of 1.043 USD/CHF has been used to convert payments in Swiss Francs into United States dollars.

54 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010) and the related rules of the SEC, we are providing our stockholders with the opportunity to vote, on an advisory, non-binding basis, on the executive compensation of our NEOs as disclosed in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the "Compensation Discussion and Analysis").

As described more fully in the "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain, motivate, and engage executives with superior leadership and management capabilities. High-caliber talent is critical to our success and we strive to provide compensation that is competitive. Our strong "pay for performance" culture is reflected in the following:

•
A significant portion of executive compensation is performance based;

•
Our performance goals consist of a mix of company-wide financial and operating and strategic measures as well as personal objectives designed to further the Company's annual and long-term business performance;

•
We strive to align the interests of our executives with the interests of our stockholders.

The Compensation Committee periodically reviews our executive officer compensation programs to ensure that they achieve the desired goals.

We urge stockholders to read the "Compensation Discussion and Analysis" beginning on page 24 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures are designed and operate to achieve our compensation and strategic objectives, as well as the "Summary Compensation Table" and other related compensation tables and narrative appearing on pages 40 through 54. The Compensation Committee and the Board believe that the policies, procedures, and compensation programs described in these sections have contributed to the Company's long-term performance.

In the advisory vote at our 2014 annual meeting, approximately 88% of stockholder vote supported our executive compensation policies and procedures.

Even though we received strong support, the Compensation Committee continues to engage in periodic reviews of our executive compensation and benefits programs and makes changes as appropriate to reflect our compensation philosophy and objectives and to take into account stockholder feedback. In 2014, we made changes to our Long-Term Stock Program effective for grants awarded beginning in May 2015 to remove "single-trigger" vesting of equity awards upon a change in control, and to remove monthly vesting of stock options over 24 months for certain retirement-eligible executives, including the CEO.

In 2014, we achieved significant growth and exceeded our financial goals, including our non-GAAP revenue, net income, and free cash flow, the three measures of achievement under our annual cash incentive plan. Our annual incentive plan for corporate employees funded at 171% of target, reflecting our performance for the year. After taking into account individual performance, payouts for the NEOs ranged from 180% to 200% of their Incentive Pay Objectives. In comparison, in 2013 our CEO elected to receive no cash bonus, and the payment to the other NEOs ranged from 46% to 60% of their Incentive Pay Objectives. We believe payouts over these two years demonstrate our continued adherence to a pay-for-performance philosophy.

Another indicator of our pay for performance culture is the relationship of the CEO's total direct compensation to total stockholder return. Over the past five years, 74% of the CEO's total direct compensation has been tied to the performance of the Company's stock. In 2013, a year when total stockholder return was down, the CEO's total direct compensation was also lower, and the following year the CEO did not receive a base salary increase. In 2014, a year when total stockholder return was up, so was the CEO's total direct compensation.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation programs as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our NEOs' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Edwards Lifesciences Corporation | PROXY STATEMENT 55

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure included in the Proxy Statement."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation

Committee or the Board, and it will not be construed as overriding a decision by the Company, the Compensation Committee or the Board, or creating or implying any additional fiduciary duty. However, the Board and our Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding executive compensation.

Our current policy is to provide our stockholders with an opportunity to approve the compensation of the NEOs each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2016 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NEOS, AS DESCRIBED IN THIS PROXY STATEMENT.

56 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 3 – APPROVAL OF THE 2015 EDWARDS INCENTIVE PLAN

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE
EDWARDS 2015 INCENTIVE PLAN

Introduction.     Subject to limited exceptions set forth in the Code, Section 162(m) limits the deductibility of executive compensation paid in any one year to each of our chief executive officer and our three other highest compensated officers (other than the chief financial officer), as determined pursuant to the executive compensation proxy statement disclosure rules, to $1 million. One exception to this limitation applies to "performance-based" compensation as defined in the U.S. Treasury regulations under Section 162(m). This exception is referred to as the "performance-based exception."

At the Annual Meeting, stockholders will be asked to approve an annual cash incentive plan, the 2015 Edwards Incentive Plan (the "Incentive Plan"). One element of the Incentive Plan is the flexibility to grant certain cash awards with performance-based requirements that are designed to satisfy the requirements of the "performance-based exception" under Section 162(m) (in this proposal, we refer to these particular awards under the Incentive Plan as "Covered Awards"). One of the requirements of the "performance-based exception" under Section 162(m) is stockholder approval of the plan under which the awards are granted. In the case of Covered Awards, stockholders must also approve the material terms of the performance goals pursuant to which compensation is paid under the awards. We are required to obtain this approval at least every five years in order to enable us to continue to grant Covered Awards under the Incentive Plan. Our stockholders last approved the material terms of performance goals for purposes of cash awards designed to satisfy the requirements of the "performance-based exception" under Section 162(m) when stockholders approved the 2010 Edwards Incentive Plan (the "2010 Plan") in 2010. Regardless of whether our stockholders approve the Incentive Plan, no new awards will be granted under the 2010 Plan after the annual meeting.

Approvals Sought.     At the Annual Meeting, stockholders will be asked to approve the Incentive Plan, and specifically the material terms of the performance goals in the Incentive Plan that apply to the Covered Awards. For purposes of Section 162(m), the material terms of the performance goals applicable to the Covered Awards include:

•
The employees eligible to receive Covered Awards under the Incentive Plan;

•
A description of the business criteria on which the performance goals for Covered Awards are based; and

•
The maximum compensation that can be paid to an employee under the performance goals during any specified period.

Stockholder approval of the material terms of the performance goals in the Incentive Plan will allow us the opportunity to continue to grant awards under the Incentive Plan that are intended to qualify as "performance-based" compensation under Section 162(m). Approval of this Proposal 3 will constitute approval of the material terms of the performance goals in the Incentive Plan and the ability to grant Covered Awards under the Incentive Plan through the first annual meeting of our stockholders that occurs in 2020 (this expiration time is required under applicable tax rules).

The principal terms of the Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the Incentive Plan, which has been filed as Appendix A to this Proxy Statement.

Summary Description

      Administration.     The Compensation Committee will serve as the Administrator for all Covered Awards under Incentive Plan and may delegate authority to a designee with respect to administration of awards which are not intended to be performance-based for purposes of Section 162(m). Although awards under the Incentive Plan may be intended to qualify as "performance-based" compensation under Section 162(m), there can be no assurance that any such awards granted or paid by the Company will be fully deductible.

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PROPOSAL 3 – APPROVAL OF THE 2015 EDWARDS INCENTIVE PLAN

      Eligibility.     The Administrator selects participants in the Incentive Plan from among the Company's officers and employees. As of February 27, 2015, 2,674 employees (including all executive officers) were eligible to be designated to participate in the Incentive Plan.

      Determination of Awards Under the Incentive Plan.     For each award granted under the Incentive Plan, the Administrator establishes the performance goals to be satisfied for the applicable fiscal year for the participant to be paid a bonus under the award, as well as the amounts (or formulas for determining the amounts, as the case may be) that may be paid if the applicable performance goals are met.

With respect to Covered Awards, the performance goals for each fiscal year shall be based on one or more of the following measures of Company performance:

•
return measures (including, but not limited to, return on assets, capital, investment, equity or sales);

•
earnings per share;

•
net income (before or after taxes) or operating income;

•
earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization;

•
sales or revenue targets;

•
market to book value ratio;

•
cash flow or free cash flow (cash flow from operations less capital expenditures);

•
market share;

•
cost reduction goals;

•
budget comparisons;

•
implementation, completion or progress of projects or processes, products or product lines strategic or critical to the Company's business operations;

•
measures of customer satisfaction;

•
share price (including, but not limited to, growth measures and total shareholder return);

•
working capital;

•
economic value added;

•
percentage of sales generated by products;
•
progress of research and development projects or milestones;

•
growth in sales of products or product lines;

•
profitability;

•
productivity improvement;

•
operating efficiency;

•
progress in commercialization of products or product lines;

•
operating margin or gross margin;

•
product volume growth;

•
any combination of, or a specified increase in, any of the foregoing; and

•
the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base.

Performance goals may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above on an absolute basis or relative to the performance of other entities, and may also be defined on a corporation, subsidiary, group or division basis. Performance goals may include a minimum threshold level of performance below which no bonus will be paid and levels of performance at which specified portions of an award will be paid. With respect to Covered Awards, performance goals will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other items specified by the Administrator at the time of establishing the targets. The performance goals with respect to awards other than Covered Awards may be adjusted in such circumstances as the Administrator considers appropriate.

Unless otherwise determined by the Administrator, awards under the Incentive Plan will include a target bonus expressed as a dollar amount, and no participant will be entitled to receive a bonus under the plan for a particular fiscal year that exceeds 200% of his or her target bonus amount for that year. In addition, the maximum bonus payable to with respect to all Covered Awards granted to any one participant in a fiscal year may not exceed $2,500,000.

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PROPOSAL 3 – APPROVAL OF THE 2015 EDWARDS INCENTIVE PLAN

Final payouts for a fiscal year under the Incentive Plan must be approved by the Administrator and will occur as soon as practical after the final determination of the Company's financial results for the fiscal year. In the case of Covered Awards, the Administrator may reduce the amount of the bonus (including to zero) awarded to a participant if the Administrator deems such action is warranted based on other circumstances relating to the overall performance of the Company or such other criteria as the Administrator deems appropriate.

      Deferral of Bonuses.     The Administrator may permit a participant to defer all or part of the bonus awarded to such participant with respect to any fiscal year under a Company sponsored deferred compensation plan or arrangement that provides for the crediting of a reasonable rate of interest or earnings/loss at a rate equal to the rate of return on an actual investment vehicle, such as a mutual fund.

      Amendment or Termination.     The Company reserves the right, exercisable by the Administrator, to amend the Incentive Plan at any time and in any respect or to discontinue and terminate the Incentive Plan in whole or in part at any time; provided, however, that certain amendments to the Incentive Plan will be subject to approval of the Company's stockholders in such manner and with such frequency as required under Section 162(m).

      New Plan Benefits.     The Company has not approved any awards that are conditioned upon stockholder approval of the Incentive Plan. The

Company is not currently considering any other specific award grants under the Incentive Plan. For information regarding the cash incentive awards granted to the Company's NEOs for 2014 under the 2010 Plan, see the discussion under "Annual Cash Incentive Payment" in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Summary of Federal Income Tax Consequences.     Under present federal income tax law, participants will realize ordinary income, equal to the amount of the award paid to them, at the time of payment. That income will be subject to applicable income and employment tax withholding by the Company. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the award satisfies the requirements for deductibility under federal income tax law (including the requirements of Section 162(m), to the extent Section 162(m) limits the Company's deduction with respect to the award as described above).

Board Recommendation.     The Board believes that approval of the Incentive Plan is in the Company's best interests to enable the Company to continue to attract and retain the highest caliber of employees within our industry, link incentive awards to Company performance and more closely align the interests of employees with those of our stockholders.

All of our executive officers are eligible for awards under the Incentive Plan and thus have a personal interest in the approval of this Proposal 3.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE
EDWARDS 2015 INCENTIVE PLAN.

Edwards Lifesciences Corporation | PROXY STATEMENT 59

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of our four equity compensation plans, which include the Long-Term Stock Program, the Nonemployee Directors Program, the 2001 Employee Stock Purchase Plan for United States Employees (the "U.S. ESPP"), and the 2001 Employee Stock Purchase Plan for International Employees (the "International ESPP"), the number of shares of our common stock subject to outstanding awards, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2014. These plans have each been approved by our stockholders. The Company has never issued any warrants under these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by stockholders	7,181,690(3)	$67.86	3,997,069(4)

Equity compensation plans not approved by stockholders	0	0	0

(1)
The weighted average exercise price is calculated without taking into account 923,872 shares of our common stock subject to outstanding restricted stock units that will become issuable as those units vest, without any cash consideration or other payment required for such shares.

(2)
The amounts indicated in this column exclude securities listed in the column titled "Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights."

(3)
This amount includes 775,614 shares of common stock subject to restricted stock unit awards that will entitle the holder to one share of our common stock for each such unit that vests over the holder's period of continued service, and 148,258 shares subject to PBRSUs (at the targeted level of performance; actual payout could range from 0% to 175% of these targets based on relative total stockholder return). This amount excludes purchase rights outstanding under the U.S. ESPP and the International ESPP. Approximately 104,085 shares would be issuable under purchase rights outstanding under the U.S. ESPP and International ESPP, assuming that the participation rate and purchase price of shares for the remaining quarterly purchases under each such outstanding right is the same as the participation rate and purchase price for such right for the quarter ended December 31, 2014.

(4)
As of December 31, 2014, the following number of shares of common stock remain available for future issuance under equity compensation programs approved by our stockholders: (a) Long-Term Stock Program (prior to the additional 2,000,000 shares that will be available under the plan if our stockholders approve Proposal 2) – 3,557,444; (b) Nonemployee Directors Program  – 439,625; (c) U.S. ESPP  – 703,316, and (d) the International ESPP  – 437,560. If Proposal 4 is approved by our stockholders, as of May 14, 2015, a total of 5,557,444 shares of our common stock would be available for future issuance under the Long-Term Stock Program.

As of February 27, 2015, there were a total of 3,954,233 shares available for future grants under the Long-Term Stock Program and Nonemployee Directors Program, which included up to 1,670,769 full value award shares (shares that may be issued as restricted stock or restricted stock units). As of February 27, 2015, 6,192,615 stock options were outstanding with a weighted average exercise price of $69.40 and a weighted average term of 3.90 years, and 894,809 shares subject to full value awards were outstanding.
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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT
OF THE LONG-TERM STOCK PROGRAM.

At the Annual Meeting, we will be requesting that stockholders approve an increase in the number of shares available for issuance under the Long Term Stock Program by 2,000,000 additional shares. As described more fully below, we encourage stockholders to consider the following factors when evaluating this Proposal 4:

Factors to Consider

✓	Our philosophy is to promote an ownership culture among our employees.
✓	We believe that stock ownership aligns the interests of employees more closely with those of our stockholders.
✓	Long-term incentive awards are critical in our pay-for-performance compensation structure.
✓	We have adopted robust stock ownership guidelines for executive officers and directors.
✓	Awards are granted to a limited number of employees who are key contributors to our success and whose performance most directly influences the long-term results of the Company.
✓	A significant portion of the Company's overhang is attributed to a large population of employees who have long-held stock options, which we believe reflects employees' confidence in the Company's future prospects.
✓	We have a low annual burn rate.
✓	Edwards has been an active repurchaser of its shares.
✓	We have made two other important changes to our plan in response to stockholder feedback.
• No future awards vest in less than three years, absent special circumstances.
• "Double trigger" vesting of equity in the event of a change in control, unless awards are terminated.

The Board has approved an amendment and restatement of the Long-Term Stock Program, subject to stockholder approval. At the Annual Meeting, our stockholders will be asked to approve the following amendments, in addition to other technical amendments deemed advisable by the Board, set forth in the proposed amendment and restatement of the Long-Term Stock Program:

•
Increase in Aggregate Share Limit.    The proposed amendment and restatement would increase the aggregate number of shares of our common stock available for issuance under the Long-Term Stock Program by an additional 2,000,000 shares. It would also place a limit on the number of shares that may be delivered pursuant to "incentive stock options" granted under the Long-Term Stock Program equal to 52,900,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate share limit described above.

•
Increase in Aggregate Limit on Restricted Stock and Restricted Stock Units.    The proposed amendment and restatement would increase the aggregate number of shares of our common stock that may be issued as restricted stock and restricted stock unit awards under the Long-Term Stock Program by an additional 1,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to restricted stock or restricted stock units awards also count against (and are not in addition to) the aggregate share limit described above.

The proposed amended and restated Long-Term Stock Program also contains the following amendments that were previously adopted by the Board:

•
Removal of the "Single Trigger" for Equity Vesting Upon a Change in Control.    This Amendment was approved and adopted by the
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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Board in February 2015. Beginning in May 2015, all equity awards will require both a change in control and a qualifying termination of employment (a "double trigger") in order to vest immediately, except for those awards that are terminated and not assumed by the acquirer.

•
Removal of Stock Options Vesting over 24 Months for Certain Retirement-Eligible Executives.    This Amendment was approved and adopted by the Board in November 2014. Beginning in May 2015, all equity awards, including stock options granted to retirement-eligible Named Executive Officers, will vest ratably over a period of no less than three years.

The Board and the Compensation Committee believe that stockholders' support of this proposal will enable us to continue to attract and retain the highest caliber of employees within our industry, link incentive awards to Company performance, encourage employee stock ownership, and more closely align the interests of employees with those of our stockholders. While our compensation strategy has been formulated for the long-term, we provide stockholders the annual opportunity to evaluate and vote on share increases to the Long-Term Stock Program. The Compensation Committee anticipates that the 2,000,000 additional shares requested (together with the shares available for new award grants under the Long-Term Stock Program on the date of the Annual Meeting) will provide the Company with flexibility to continue providing competitive long-term incentives to eligible employees as part of our equity-based compensation strategy.

We believe that the long-term component of our incentive compensation program should be aligned with stockholders and strongly prefer the attributes of stock-based incentives. If stockholder approval for this proposal is not obtained, the number of shares reserved under the Long-Term Stock Program will not be increased, and we may be unable to fully implement the long-term incentive component of our compensation program. Without the ability to use stock, we would be required to replace stock compensation with the equivalent in cash incentives in order to maintain a competitive compensation program. We believe that cash incentive programs generally offer less of an opportunity to link management compensation to stock performance. In years when performance targets are exceeded, the use of cash incentive programs could greatly impact the Company's net income. We will continue to have the authority to grant awards under the Long-Term Stock Program, within the existing Long-Term Stock Program limits and other plan terms, if our stockholders do not approve this Proposal 4.

The Company encourages stockholders to consider the following factors that support this request:

•
The Company grants long-term incentive awards (stock options and restricted stock units) to a limited number of employees who are considered key contributors to our success and whose performance most directly influences the long-term results of the Company. This strategy has allowed the Company to achieve a low burn rate while providing what we believe to be adequate incentives for our key employees.

	2011	2012	2013	2014
Annual Burn Rate(1)	1.0%	1.1%	1.4%	1.2%

(1) Burn Rate =	Shares granted less cancellations Shares outstanding

The 2,000,000 shares requested in this proposal represent 1.86% of the Company's outstanding shares at December 31, 2014.
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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

The total number of shares of our common stock subject to awards that we granted under the Long-Term Stock Program over the last three years, and to-date for 2014 (through February 27, 2015), are as follows:

	2012	2013	2014	2015 Through February 27
Stock Options	1,125,340	1,392,584	1,372,424	56,675
Restricted Stock Units	235,653	232,484	270,826	23,853
PBRSUs(1)	47,275	83,675	38,750	—

Total	1,408,268	1,708,743	1,682,000	80,528

(1)
The number of shares granted is based on the targeted level of performance. Actual payouts could range from 0% to 175% of these targets based on relative total stockholder return.
•
Each year since 2008, the Company has actively repurchased shares of its common stock through various stock repurchase programs. The Board has approved stock repurchase programs authorizing us to purchase our common stock on the open market, including pursuant to a Rule 10b5-1 plan and in privately negotiated transactions. As of December 31, 2014, we had remaining authority to purchase $952.5 million of common stock.

To help assess the potential dilutive impact of the Long-Term Stock Program proposal, the number of shares of our common stock issued and outstanding in each of the last four fiscal years is as follows:

	2011	2012	2013	2014
Shares Outstanding at Fiscal Year End (in millions)	114.1	114.3	109.3	107.8

On February 27, 2015, the Company had outstanding 107,823,819 shares of common stock.

•
When employees hold "in-the-money" stock options for a long time it can artificially skew the overhang, or the percentage of outstanding shares represented by all stock incentives awarded and those available for future awards under all plans. A significant portion of the Company's overhang is attributed to a large population of employees who have held stock options, which we believe reflects employees' confidence in the Company's future prospects.

The following table provides additional information on stock options outstanding as of February 27, 2015.

	Total Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Total vested options outstanding	3,775,044	$61.40	2.89
Total options outstanding	6,169,330	$69.30	3.90

As of February 27, 2015, a total of 7,014,803 shares were subject to outstanding options and stock awards under the Long-Term Stock Program. These included 6,169,330 shares subject to outstanding options, 697,215 shares subject to outstanding restricted stock units, and 148,258 shares subject to outstanding PBRSUs (at the targeted level of performance, actual payout could range from 0% to 175% of these targets based on relative total stockholder return). As of that date, a total of 3,517,642 shares were available for new award grants under the Long-Term Stock Program.

We are committed to maintaining what we believe to be strong corporate governance practices and note the following important factors that pertain to our Long-Term Stock Program and our long-term equity compensation practices:

•
The Company has adopted stock ownership guidelines for its executive officers to create additional owner commitment and to emphasize stockholder value creation. (See "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines and Holding Requirement.") All Named Executive Officers have met their ownership targets;
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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

•
The Long-Term Stock Program is a component of total executive direct compensation (total cash compensation plus equity), which is generally positioned to approximate the median for comparable positions at competitive peer companies (See "Executive Compensation and Other Information – Compensation Discussion and Analysis – Compensation Process.");

•
In 2003, the Company reduced the maximum term of options to seven years from ten years;

•
Awards have a minimum vesting period of three years;

•
In 2014, the Company awarded PBRSUs to the Named Executive Officers that require achievement of performance goals based on relative TSR over a three-year performance period;

•
The Company does not have any program, plan or practice to time option grants in coordination with the release of material information. (See "Executive Compensation and Other Information – Compensation Discussion and Analysis – Market Timing of Equity Awards".);

•
The Company's practice is to grant equity awards to the Named Executive Officers each year at its May Board meeting, in conjunction with the annual meeting of stockholders;

•
The Company has never engaged in a repricing of stock options, and our Long-Term Stock Program would require stockholder approval for any repricing actions; and

•
The Company's current practice is to provide our stockholders the opportunity to evaluate and vote annually on share increases to the Long- Term Stock Program.

The principal terms of the Long-Term Stock Program are summarized below. The following summary is qualified in its entirety by the full text of the Long-Term Stock Program, which has been filed as Appendix B to this Proxy Statement.

Administration.     The Long-Term Stock Program is administered by the Compensation Committee. The Compensation Committee may, and has, delegated authority to the CEO to grant rights in, or options to purchase, shares of our common stock to eligible employees who are not executive officers.

Eligibility.     Only employees and independent contractors providing services to the Company or its subsidiaries are eligible to participate in the Long-Term Stock Program. As of February 27, 2015, approximately 9,480 employees (including 7 executive officers) were eligible to participate in the Long-Term Stock Program (1,582 participated in the Long-Term Stock Program as of that date). The nonemployee directors of the Company are not eligible to participate in the Long-Term Stock Program; however, they are eligible to receive awards under the Nonemployee Directors Program as described at page 18 of this Proxy Statement.

Share Reserve.     Subject to adjustment for certain changes in the Company's capitalization or other events referred to under "Adjustments in Authorized Shares" below, a total of 52,900,000 shares of our common stock will have been authorized for issuance under the Long-Term Stock Program, including the 2,000,000 shares that are the subject of this Proposal 4, if the Proposal is approved. In general, shares subject to outstanding options or other awards under the Long-Term Stock Program that expire or otherwise terminate prior to the issuance of the shares subject to those options or awards will be available for subsequent issuance under the Long-Term Stock Program. Unvested shares issued under the Long-Term Stock Program and subsequently forfeited to or reacquired by the Company will be added back to the number of shares reserved for issuance under the Long-Term Stock Program and will accordingly be available for subsequent issuance. In addition, shares that are exchanged by a participant or withheld by the Company or one of its subsidiaries as full or partial payment in connection with any restricted stock or restricted stock unit award granted under the Long-Term Stock Program, including to satisfy the tax withholding obligations related to any restricted stock or restricted stock unit award will be available for subsequent awards under the Long-Term Stock Program. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of a stock option granted under the Long-Term Stock Program, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any such award, will not be available for reissuance under the Long-Term Stock Program.

Subject to adjustment for certain changes in the Company's capitalization, the proposed amended and restated Long-Term Stock Program that is the subject

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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

of this Proposal 4 provides that the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the Long-Term Stock Program is equal to 52,900,000 shares.

Subject to adjustment for certain changes in the Company's capitalization, not more than 2,000,000 shares in the aggregate may be granted in the form of stock options to any one participant during a fiscal year.

Subject to adjustment for certain changes in the Company's capitalization, not more than 5,600,000 shares in the aggregate may be issued as restricted stock and restricted stock unit awards under the Long-Term Stock Program, including the 1,000,000 share increase that is the subject of this Proposal 4. The Long-Term Stock Program also provides that no more than 400,000 shares may be issued as restricted stock or restricted stock units to any one participant during a fiscal year. As of February 27, 2015, a total of 1,234,178 shares remained available for issuance as restricted stock or restricted stock units under the Long-Term Stock Program. Including the 1,000,000 share increase that is the subject of this Proposal 4, the amount available would total 2,234,178.

Subject to adjustment for certain changes in the Company's capitalization, the maximum number of shares which may be subject to "Performance-Based Awards" under Article 9 of the Long-Term Stock Program that are granted to any one participant during a fiscal year (in addition to options which are subject to the limit referred to above) is subject to the 400,000 share limit with respect to restricted stock and restricted stock unit awards described above.

As of February 27, 2015, options covering 6,169,330 shares of our common stock and restricted stock units covering 845,473 shares were outstanding under the Long-Term Stock Program. As of the same date, 37,847,206 shares had been issued pursuant to the exercise of outstanding options, 2,519,899 shares had been issued upon vesting of restricted stock units, and 3,517,642 shares remained available for future option grants, restricted stock units, or direct issuance.

Types of Awards.     The following three types of awards may be granted to eligible participants under the Long-Term Stock Program: stock options, restricted stock awards, and restricted stock units.

Stock Options.     Nonqualified and incentive stock options may be granted under the Long-Term Stock

Program. The Compensation Committee has the discretion to select eligible participants to receive options, and determine the type, number of shares, exercise price, and other terms of options granted under the Long-Term Stock Program. The Compensation Committee may, and has, delegated authority to the CEO to grant options to eligible employees who are not executive officers. No option may be granted with an exercise price less than the current fair market value of a share of our common stock, which is defined as the closing price of our common stock on the grant date. The closing market price of our common stock on the NYSE as of February 27, 2015 was $135.76 per share.

Restricted Stock and Restricted Stock Units.     Shares of our common stock that have restrictive conditions may be issued under the Long-Term Stock Program to eligible participants. The Compensation Committee has the discretion to select eligible participants to receive restricted stock, and determine the number of shares, purchase price (if any), conditions of restriction, and other terms of restricted stock issued under the Long-Term Stock Program. A plan participant who receives an award of restricted stock under the plan will have stockholder rights, including voting and dividend rights, for those shares unless the Compensation Committee determines otherwise.

The Compensation Committee may issue restricted stock units under the Long-Term Stock Program, which entitle the participant to receive shares of our common stock underlying the units upon attainment of designated performance goals, the satisfaction of specified service requirements, or upon the expiration of a designated time period following the vesting of the units. The Compensation Committee has the discretion to select eligible participants to receive restricted stock units, and to determine the number of shares, the vesting, and other terms and conditions of the restricted stock units. The holders of restricted stock units will not have any stockholder rights until the underlying shares are actually issued to the holder. However, dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of our common stock, on outstanding restricted units, subject to such terms and conditions as the Compensation Committee deems appropriate.

Performance-Based Awards.     The Compensation Committee may grant awards that are intended to be

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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

performance-based awards within the meaning of Section 162(m) ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted (including stock options, which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock or restricted stock units.

The vesting or payment of Performance-Based Awards (other than stock options) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Compensation Committee will establish the criterion or criteria and target(s) on which performance will be measured. The Compensation Committee must establish criteria and targets in advance of applicable deadlines under the Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Compensation Committee may use for this purpose will include one or more of the following:

•
return measures (including, but not limited to, return on assets, capital, investment, equity, or sales);

•
earnings per share;

•
net income (before or after taxes) or operating income;

•
earnings before interest, taxes, depreciation, and amortization, or operating income before depreciation and amortization;

•
sales or revenue targets;

•
market to book value ratio;

•
cash flow or free cash flow (cash flow from operations less capital expenditures);

•
market share;

•
cost reduction goals;

•
budget comparisons;

•
implementation, completion or progress of projects, processes, products or product lines strategic or critical to the Company's business operations;

•
measures of customer satisfaction;

•
share price (including, but not limited to, growth measures and total stockholder return);
•
working capital;

•
economic value added;

•
percentage of sales generated by new products;

•
progress of research and development projects or milestones;

•
growth in sales of products or product lines;

•
any combination of, or a specified increase in, any of the foregoing; or

•
the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand the Company's customer base.

The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes, or other extraordinary events not foreseen at the time the targets were set unless the Compensation Committee provides otherwise at the time of establishing the targets.

Before any Performance-Based Award (other than a stock option) is paid, the Compensation Committee must certify that the performance target or targets have been satisfied. The Compensation Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Minimum Vesting Requirements.     Pursuant to the terms of the Long-Term Stock Program, stock options, restricted stock awards, and restricted stock units will become vested over a minimum period of three years measured from the applicable award date. Vesting may occur in one or more installments ratably over the applicable minimum vesting period.

Except for any accelerated vesting required or permitted pursuant to "Acceleration upon Change in Control" below, and except as otherwise provided below, and subject to such additional vesting requirements or conditions as the Compensation Committee may establish with respect to an award,

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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

each award granted under the Long-Term Stock Program is subject to the minimum vesting requirements applicable to the award; provided that the Compensation Committee may accelerate or provide in the applicable award agreement for the accelerated vesting of any award in connection with a change in control, the termination of the participant's employment with the Company or service to the Company as a contractor (including a termination due to the participant's death, disability or retirement, but not including a termination for cause), or as consideration or partial consideration for a release by the participant of pending or threatened claims against the Company or a subsidiary or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment or service for cause or other circumstances). The Compensation Committee may also accelerate or provide in the applicable award agreement for the accelerated vesting of any award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule set forth in the applicable sections of the Long-Term Stock Program, in such circumstances as the Compensation Committee may deem appropriate; provided, however, that the shares subject to the portion of any such awards that vest earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the applicable sections of the Long-Term Stock Program (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) will not, in the aggregate, exceed 10% of the total number of shares available for award grant purposes under the Long-Term Stock Program.

Stock Awards.     The following table shows the number of options granted under the Long-Term Stock Program between January 1, 2014 and February 27, 2015 to the Named Executive Officers and groups indicated. For the fiscal year ended December 31, 2015, our Named Executive Officers consisted of the individuals named in the table below. Directors who are not employees of the Company are not eligible to participate in the Long-Term Stock Program (although they are eligible to participate in the Nonemployee Directors Program) and, accordingly, none of our nonemployee directors has received options under the Long-Term Stock Program. As discussed above, if stockholders approve this Proposal 4, representative directors of our foreign subsidiaries, who may not be treated as employees under local law, will be eligible to participate in the Long-Term Stock Program:

Name and Position	Options Granted (Number of Shares)	Weighted Average Exercise Price
Michael A. Mussallem	191,600	$83.88
Chairman and Chief Executive Officer
Don Bobo	41,900	$83.88
Corporate Vice President
Scott B. Ullem	127,818	$73.08
Corporate Vice President, Chief Financial Officer
Patrick B. Verguet	41,051	$82.44
Corporate Vice President
Larry L. Wood	42,801	$82.96
Corporate Vice President
All current executive officers as a group (7 persons)	508,770	$80.97
All nonemployee directors as a group (7 persons)	—	n/a
All employees, including current officers who are not executive officers, as a group (9,480 persons as of February 27, 2015)	1,075,933	$84.41
Edwards Lifesciences Corporation | PROXY STATEMENT 67

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

The following table sets forth the number of shares of the Company's common stock subject to restricted stock units awarded under the Long-Term Stock Program between January 1, 2014 and February 27, 2015 to the individuals and groups indicated:

Name and Position	Number of Shares Subject to Restricted Stock Units
Michael A. Mussallem	—
Chairman and Chief Executive Officer
Don Bobo	—
Corporate Vice President
Scott B. Ullem	51,964
Corporate Vice President, Chief Financial Officer
Patrick B. Verguet	—
Corporate Vice President
Larry L. Wood	1,135
Corporate Vice President
All current executive officers as a group (7 persons)	53,099
All nonemployee directors as a group (7 persons)	—
All employees, including current officers who are not executive officers, as a group (9,480 persons as of February 27, 2015)	241,680

The following table sets forth the target number of shares of the Company's common stock subject to PBRSUs awarded under the Long-Term Stock Program between January 1, 2014 and February 27, 2015 to the individuals and groups indicated:

Name and Position	Target Number of Shares Subject to PBRSUs
Michael A. Mussallem	12,650
Chairman and Chief Executive Officer
Don Bobo	3,100
Corporate Vice President
Scott B. Ullem	3,000
Corporate Vice President, Chief Financial Officer
Patrick B. Verguet	2,750
Corporate Vice President
Larry L. Wood	3,000
Corporate Vice President
All current executive officers as a group (7 persons)	29,225
All nonemployee directors as a group (7 persons)	—
All employees, including current officers who are not executive officers, as a group (9,480 persons as of February 27, 2015)	9,525

Amendment of the Long Term Stock Incentive Compensation Program.     The Board may alter, amend, suspend, or terminate the Long Term Stock Program at any time, and the Compensation Committee may amend awards previously granted. However, stockholder approval will be required for any amendment of the Long Term Stock Program that: (a) materially increases the number of shares available for issuance under the Long Term Stock Program (other than pursuant to certain adjustments), (b) expands the type of awards available under the Long Term Stock Program, (c) materially expands the

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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

class of participants eligible to receive awards under the Long Term Stock Program, (d) materially extends the term of the Long Term Stock Program, (e) materially changes the method of determining the option price under the Long Term Stock Program, or (f) deletes or limits any provision of the Long Term Stock Program prohibiting the repricing of options. In addition, and except for adjustments made in connection with changes in the Company's capitalization or other events referred to under "Adjustments in Authorized Shares" below or any repricing that may be approved by our stockholders, the Compensation Committee may not (1) amend an outstanding option for the sole purpose of lowering the exercise price of the option, (2) cancel, exchange or surrender an outstanding option in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange or surrender an outstanding option for the purposes of reissuing such option at a lower exercise price, without stockholder approval. Further, no termination, amendment or modification of the Long Term Stock Program or amendment of previously granted awards may adversely affect in any material way a previously granted award, without the consent of the participant holding the award. The ability to grant an award under the Long Term Stock Program is currently scheduled to terminate on April 1, 2018, subject to any extension that may be approved by our stockholders.

Acceleration upon Change in Control.     For awards granted prior to May 2015 under the Long-Term Stock Program, upon a change in control (as defined in the Long-Term Stock Program), awards (other than Performance-Based Awards) under the Long-Term Stock Program will immediately become 100% vested and exercisable and any restrictions will immediately lapse. For Performance-Based Awards, and unless otherwise provided in the applicable award agreement, if there is a change in control during the performance period and prior to a termination of the executive's employment, the PBRSUs will automatically become vested as to a pro-rata number of the target number of shares subject to the award based upon the length of time within the applicable performance period which has elapsed prior to the change in control; provided, that if an option, restricted stock award or restricted stock unit award granted under the Long-Term Stock Program after May 8, 2002 becomes exercisable or vests only after either (1) a minimum fixed period of employment or service, or (2) the earlier achievement of a performance-related goal, the exercisability or vesting of the award will not automatically accelerate as described above but may accelerate if and to the extent provided in the applicable award agreement. In the event a change in control occurs following the last day of the performance period and prior to the vesting date, subject to the executive's continued employment through such date, the PBRSUs will immediately become vested as to the number of units that otherwise would have become vested as of such date.

For awards granted beginning in May 2015 under the Long-Term Stock Program, awards will become 100% vested and exercisable upon a change in control with either a specified termination of employment, or termination of the awards in connection with the change in control.

Adjustments in Authorized Shares.     In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, adjustments will be made to: (i) the maximum number and class of shares issuable under the Long-Term Stock Program, (ii) the maximum number and class of shares for which options may be granted to a participant per fiscal year, (iii) the maximum number and class of shares for which restricted stock and restricted stock units may be issued in the aggregate and to any participant per fiscal year, and (iv) the number and class of and price of shares subject to outstanding awards granted under the Long-Term Stock Program. Such adjustments will be made as deemed to be appropriate and equitable by the Compensation Committee, in its sole discretion, to prevent dilution or enlargement of rights.

New Plan Benefits.     No options have been granted, and no direct stock issuances or restricted stock units have been awarded, on the basis of the 2,000,000 share increase which forms part of this Proposal 2. If the proposed amendment and restatement of the Long-Term Stock Program had been in effect in 2014, we expect that our award grants for 2014 would not have been different from those actually made in that year under the Long-Term Stock Program.

Edwards Lifesciences Corporation | PROXY STATEMENT 69

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Summary of Federal Income Tax Consequences.     The following summary describes the United States federal income taxation treatment applicable to the Company and the participants who receive awards under the Long-Term Stock Program. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

      Option Grants.     Options granted under the Long-Term Stock Program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

      Incentive Options.     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying, and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted, and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

      Non-Statutory Options.     No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will generally be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

      Restricted Stock.     A recipient of restricted stock will generally recognize ordinary income when his or her shares vest, based on the then- fair market value of the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of issuance of the shares the fair market value of the shares at that time. The recipient will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the recipient.

      Restricted Stock Units.     No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued. The amount of that income will be equal to the fair market value of the shares on the date of issuance. The holder will be required to satisfy the tax withholding requirements applicable to such income. The Company

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PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder. The deduction will, in general, be allowed for the taxable year in which such ordinary income is recognized by the holder.

      Deductibility of Executive Compensation.     The Company anticipates that any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain of the Company's executive officers. Accordingly, the compensation deemed paid with respect to options granted under the Long-Term Stock Program will remain deductible by the Company without limitation under Section 162(m). However, any compensation deemed paid by the Company in connection with restricted stock or restricted stock units issued under the Long-Term Stock Program will be subject to the $1,000,000 limitation, unless the vesting of the stock or units is tied solely to one or more of the performance milestones described above.

Accounting Treatment.     Under applicable accounting guidance, the Company measures and recognizes as compensation expense, the estimated fair value of all share-based payments including option grants, restricted stock and restricted stock units. Accordingly, option grants under the Long-Term Stock Program to the Company's employees will result in a direct charge to the Company's reported earnings in an amount equal to the estimated fair value of the options as determined under the applicable accounting guidance; the charge will be recognized as expense over the vesting period.

Any option grants made to nonemployees under the Long-Term Stock Program will result in a direct charge to the Company's reported earnings based upon the fair value of the option, measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the fair value of the option over the period between the grant date of the option and the vesting date of each installment of the option shares. The number of outstanding options will be a factor in determining the Company's earnings per share on a fully diluted basis.

Restricted stock issued under the Long-Term Stock Program will result in a direct charge to the Company's reported earnings equal to the excess of the fair market value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to the Company's reported earnings will be amortized over the vesting period. Similar accounting treatment will be in effect for any restricted stock units issued under the Long-Term Stock Program.

Board Recommendation.     The Board believes that it is in the Company's best interests to enable the Company to continue to attract and retain the highest caliber of employees within our industry, link incentive awards to Company performance, encourage employee ownership in the Company and more closely align the interests of employees with those of our stockholders.

All of our executive officers are eligible for awards under the Long-Term Stock Program and thus have a personal interest in the approval of this Proposal 4.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT
OF THE LONG-TERM STOCK PROGRAM.

Edwards Lifesciences Corporation | PROXY STATEMENT 71

AUDIT MATTERS

PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of PwC are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. PwC also performs certain non-audit services for the Company. Although we are not required to seek stockholder approval of the appointment of PwC, the Board believes that it is consistent with good corporate governance practices to ask stockholders to ratify the appointment. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment. In addition, even if stockholders ratify the Audit Committee's appointment of PwC, the Audit Committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.

PwC has been our independent registered public accounting firm since 2000, serving in that capacity and reporting on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the 2014 fiscal year. In order to regularly bring a fresh perspective to the audit engagement, a new lead audit partner is designated at least every five years, and a new partner was recently so designated in advance of the 2015 audit.

In considering whether to reappoint PwC, the Audit Committee considered the performance and independence of PwC and the audit engagement team, and the fees charged by PwC for the level and quality of services provided.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

Fees Paid to Principal Accountants

During 2014 and 2013, the Company retained its independent registered public accounting firm, PwC, to provide services in the following categories and amounts:

	2014	2013

	(in millions)
Audit Fees	$2.30	$2.30
Audit-Related Fees	0.10	—
Tax Fees	1.35	1.20
All Other Fees	—	—

      Audit Fees.     Amounts paid under "Audit Fees" include aggregate fees for the audit of the Company's consolidated financial statements and the effectiveness of internal control over financial reporting, the three quarterly reviews of the Company's reports on Form 10-Q and other SEC filings, and services in connection with statutory and regulatory filings.

      Audit-Related Fees.     Amounts paid under "Audit-Related Fees" in 2014 ($100,000) were for miscellaneous audit and consulting services. There were no amounts paid under "Audit-Related Fees" in 2013.

      Tax Fees.     Amounts paid under "Tax Fees" in 2014 were for tax compliance ($850,000) and other tax services ($500,000), and in 2013 were for tax compliance ($900,000) and other tax services ($300,000).

      All Other Fees.     There were no fees paid under "All Other Fees" in 2014 and 2013.

Pre-Approval of Services

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed

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AUDIT MATTERS

services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee at least annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee may delegate, and has delegated, pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. One hundred percent (100%) of audit and non-audit services performed by PwC in 2014 and 2013 were approved by the Audit Committee.

Audit Committee Report

The Audit Committee comprises the three directors named below, each of whom meets the enhanced independence standards for Audit Committee members as set forth in applicable rules of the NYSE and the SEC. The Board has designated each member of the Audit Committee as an "audit committee financial expert" under applicable rules of SEC. Additional information regarding the Audit Committee, its responsibilities and meetings are described above in the section entitled "Corporate Governance Policies and Practices – Committees of the Board."

Management is responsible for our internal controls, financial reporting process, and compliance with laws, regulations, and ethical business practices. Our independent registered public accounting firm, PwC, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2014. The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, "Communication with Audit Committees." The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm under applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, and relying thereon, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for filing with the SEC.

The Audit Committee:
John T. Cardis (Chairperson)
William J. Link, Ph.D.
Wesley W. von Schack

This report shall not be deemed soliciting material or to be filed with the SEC, or incorporated by reference in any document so filed, whether made before or after the date hereof, except to the extent we specifically request that it be treated as soliciting material or it is specifically incorporated by reference therein.

Edwards Lifesciences Corporation | PROXY STATEMENT 73

OTHER MATTERS AND BUSINESS

PROPOSAL 6 – STOCKHOLDER PROPOSAL REGARDING ACTION BY WRITTEN CONSENT

A stockholder has submitted the proposal and supporting statement set forth below in accordance with the rules of the SEC, and the Board and the Company disclaim any responsibility for its content. We will furnish, orally or in writing as requested, the name, address and claimed share ownership of the stockholder that submitted this proposal promptly upon oral or written request to the Company's Corporate Secretary.

Proposal 6 – Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. For instance it takes 25% of Edwards Lifesciences shareholders, with at least one-year of continuously stock ownership, to call a special meeting. Delaware law allows 10% of shareholders to call a special meeting without mandating a holding period.

The average holding period for stock is less than one-year according to "Stock Market Investors Have Become Absurdly Impatient." Thus potentially 50% of Edwards Lifesciences shareholders could be disenfranchised from having any voice whatsoever in calling a special meeting according to our current rules.

Wet Seal (WTSLA) shareholders successfully used written consent to replace certain underperforming directors in 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholders to act by written consent.

Our clearly improvable corporate governance (as reported in 2014) is an added incentive to vote for this proposal:

GMI Ratings, an independent investment research firm rated our company F for executive pay – $20 million in 2013 Total Realized Pay for Michael Mussallem. Plus there were excessive perks and the potential for excessive golden parachutes. Edwards Lifesciences received a negative vote of 12% against its executive pay. Meanwhile shareholders had a potential stock dilution of 12%.

Director Robert Ingram was potentially over-extended with seats on 5 public boards and GMI said that our board lacked risk management expertise. Our small 7-member board had 5 directors with 10 to 14 years long-tenure. David Pyott, Michael Bowlin and Michael Mussallem each had 14 years long-tenure.

Our board had not assumed formal responsibility for strategic oversight of our company's environmental practices. EW had not yet implemented OHSAS 18001 as its occupational health and safety management system, nor did it disclose its workplace safety record in its annual report.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Right to Act by Written Consent – Proposal 6

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OTHER MATTERS AND BUSINESS

The Board has carefully considered the above stockholder proposal and believes that it is not in the best interests of stockholders. The Board therefore recommends that stockholders vote AGAINST this proposal for the following reasons:

The same proposal was submitted by the same stockholder last year, and was rejected by stockholders at the 2014 Annual Meeting.

In 2014, the Board carefully considered this proposal to permit stockholders to act by written consent. In 2015, the same reasoned objections to the proposal still apply, as will be described more fully below. In addition, although not held in time to be described in the 2014 Proxy Statement, prior to the last year's Annual Meeting of Stockholders, we engaged in an outreach effort to hear directly from our stockholders on this issue. We reached out to ten institutional investors holding more than 50% of our outstanding shares. We spoke with five investors representing approximately 40% of the Company's then-outstanding shares. Four of the five investors holding 70% of those shares expressed support for the Board's position for similar reasons as are described below. Nothing has happened since that time that suggests to the Board a different decision should be made this year. The Board continues to believe that stockholders are best served by holding meetings where all stockholders are provided with notice of the meeting so that they may discuss the proposed actions and vote their shares. The Board encourages stockholders to vote against this proposal, as they did in 2014 when this proposal was first presented and subsequently rejected.

The substantive reasons offered by the Board in 2014 in support of a vote against this proposal, which we believe are equally valid this year, include the following:

The proposal would deprive all stockholders of the right to be consulted on key matters impacting their investment.

Edwards' governing documents require that actions on which stockholders will be asked to vote be considered at a meeting of stockholders. This requirement assures that all stockholders receive advance notice of the proposed action, have an opportunity to discuss it, and consider all points of view. In contrast, the proposal would allow critical actions to be approved without notice to other stockholders and without an opportunity for discussion at a stockholder meeting. This proposal, if adopted, could disenfranchise stockholders and may deprive them of these rights, while enabling other short-term or special interest investors to approve proposals that are not in the best interest of all stockholders. Because of these deficiencies, the Board believes that the written consent process is not appropriate for a widely held public company.

Edwards' current policies, including the right of stockholders to call special meetings, already ensure Board accountability.

In response to support for a non-binding stockholder proposal at the 2013 Annual Meeting of Stockholders, the Board amended the Company's Bylaws in 2014 to permit stockholders holding 25% of the Company's outstanding shares to call a special meeting of stockholders. This right to call special meetings allows stockholders to propose actions without waiting for the Company's next Annual Meeting. In addition, the 25% threshold was selected after discussion with eight stockholders representing more than 50% of our then-outstanding shares, most of whom praised the Board's decision to implement this right.

A special meeting is preferable to action by written consent because a meeting allows all stockholders to participate in, and discuss the merits of, a proposed action, and allows the Board to make a considered recommendation about the action. As a result, stockholder action by calling a special meeting is better suited to a culture of transparency and good corporate governance, and makes the proposed written consent procedure unnecessary. We believe the Board's decision to implement this right to call special meetings last year was a key factor in the broad acceptance of the Board's recommendation to reject this proposal last year.

The Board has also taken several other actions to promote effective corporate governance and accountability to stockholders, and has demonstrated responsiveness to the views and concerns of stockholders:

•
Declassifying the Board – In 2013, in response to a non-binding stockholder proposal approved at the 2012 annual meeting, the Board recommended and stockholders approved amendments to the Company's Certificate of Incorporation to eliminate the classified board and phase in the annual election of directors.
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OTHER MATTERS AND BUSINESS

•
Eliminating supermajority voting – In 2013, in response to a non-binding stockholder proposal at the 2012 annual meeting, the Board recommended and stockholders approved amendments to the Company's Certificate of Incorporation to eliminate the supermajority voting provision. The Board subsequently eliminated the supermajority voting provision from the Company's Bylaws as well.

•
Majority voting in director elections – In 2007, the Board amended the Bylaws to provide for majority voting in uncontested director elections.

•
Substantial majority of the Board is independent – All but one member of the Board are independent directors.
•
No stockholder rights plan – The Company does not have a stockholder rights plan, or so-called "poison pill."

The Board would also like to note that the proponent's miscellaneous comments regarding the Company's executive compensation policies, the Board, and the Company's environmental and workplace safety practices are neither "core topics" nor relevant in evaluating the advisability of the written consent proposal.

In summary, the Board believes in governance practices and policies that are in the best interests of the Company and its stockholders. This proposal does not serve these interests.

THE BOARD RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL REGARDING
ACTION BY WRITTEN CONSENT.

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OTHER MATTERS AND BUSINESS

Additional Information.     Our Bylaws, Governance Guidelines, Global Business Practice Standards (applicable to all of the Company's employees, executive officers, and directors), and charters of each of the Audit Committee and Compensation Committee, are posted on our website at www.edwards.com under "Investors" – "Corporate Governance and Responsibility."

Section 16(a) Beneficial Ownership Reporting Compliance.     To our knowledge, all reports that were required to be filed during 2014 by our executive officers, directors, and beneficial owners of more than 10% of our common stock under Section 16 of the Exchange Act during 2014 were filed on a timely basis.

Related Party Transactions.     Neither we nor any of our subsidiaries participated in any transaction with "related persons" during 2014. Related persons include our executive officers and directors, nominees for directors, 5% or more beneficial owners of our common stock, and immediate family members of these persons. Transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest are referred to as "related person transactions." Under our Global Business Practice Standards, which are applicable to all of our employees and members of our Board, conflicts of interest are prohibited unless approved in accordance with the requirements of such Global Business Practice Standards, which in the case of transactions involving our executive officers or directors, approval may be given only by the Board or a committee of the Board, and must be disclosed promptly to stockholders. Under the Global Business Practice Standards, a conflict of interest includes holding a "significant financial interest" in any company that does business with the Company. A "significant financial interest" is deemed to exist if the related person owns more than 1% of the outstanding capital of a business or if the investment represents more than 5% of the total assets of the related person.

The Board will generally consider all relevant factors when determining whether to approve a related person transaction.

Indemnification of Directors and Officers.     Pursuant to our Amended and Restated Certificate of Incorporation, we indemnify our directors and officers to the fullest extent permitted by law. We have also entered into indemnification agreements with each of our directors and executive officers that contractually commit us to provide this indemnification to him or her.

Deadline for Receipt of Stockholder Proposals for the 2016 Annual Meeting.     In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2016 annual meeting of stockholders under the rules of the SEC, the written proposal must be received by the Secretary of the Company at our offices no later than November 27, 2015 and must comply with the requirements of the rules established by the SEC.

Our Bylaws provide that in order for a stockholder proposal to be presented at our 2016 Annual Meeting, including stockholder nominations for candidates for election as directors, written notice to the Secretary of the Company of such stockholder proposal or director nomination must be received at our executive offices not less than 75 days nor more than 100 days prior to the anniversary date of the preceding annual meeting of stockholders. This requirement is independent of and in addition to the notice required under SEC rules for inclusion of a stockholder proposal in our proxy materials. As a result, stockholders who intend to present proposals or director nominations at the 2016 Annual Meeting under these provisions must give written notice of the proposal to the Secretary no earlier than February 4, 2016, and no later than February 29, 2016. However, if the date of the 2015 Annual Meeting is a date that is not within 30 days before or after May 14, 2016, the anniversary date of the 2016 Annual Meeting, notice by the stockholder of a proposal must be received no later than the close of business on the 10th calendar day after the first to occur of the day on which notice of the 2016 annual meeting is mailed or public disclosure of the date of the 2016 annual meeting is made.

Our Bylaws require that a stockholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in our Bylaws will not be entertained at the 2016 annual meeting. Stockholders should contact the Secretary in writing at One Edwards Way, Irvine, California 92614 to obtain additional information as to the proper form and content of stockholder nominations or proposals.

Edwards Lifesciences Corporation | PROXY STATEMENT 77

OTHER MATTERS AND BUSINESS

Annual Report on Form 10-K.     The Company will furnish without charge to each person whose proxy is solicited upon the written request of such person a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to: Edwards Lifesciences Corporation, Attention: Secretary, One Edwards Way, Irvine, California 92614.

 Delivery of Proxy Materials.     We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to Computershare at P.O. Box 43069, Providence, RI 02940-3069, (800) 446-2617. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

By Order of the Board of Directors,
Denise E. Botticelli Vice President, Associate General Counsel, and Secretary

ALL STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES PROMPTLY

78 Edwards Lifesciences Corporation | PROXY STATEMENT

APPENDIX A

Edwards Lifesciences Corporation 2015 Edwards Incentive Plan

I.      PLAN OBJECTIVE

The 2015 Edwards Incentive Plan (the "EIP") is an annual cash bonus program designed to motivate eligible participants to achieve financial and strategic objectives of Edwards Lifesciences Corporation (the "Company"). As to Covered Awards (as defined below), the EIP is intended to satisfy the applicable provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

II.     PLAN ADMINISTRATOR

        (a)   The EIP shall be administered by the Compensation and Governance Committee (the "Committee") of the Board of Directors of the Company. The Committee shall be comprised of not fewer than two members who shall be "outside directors" within the meaning of Section 162(m) of the Code, and the regulations thereunder. The Committee may delegate responsibility for plan administration to a designee; provided, however, the Committee may not delegate its responsibility regarding the grant and administration of awards which are intended to qualify as performance-based compensation under Code Section 162(m). The term "Plan Administrator" as used herein shall mean (i) as to Covered Awards, the Committee or (ii) as to awards other than Covered Awards, the Committee or its designee.

        (b)   The Plan Administrator shall have full authority to establish the rules and regulations relating to the EIP, to interpret the EIP and those rules and regulations, to select participants in the EIP, to determine each participant's target award, to approve all of the awards, to decide the facts in any case arising under the EIP and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the EIP, including the delegation of such authority or power, where appropriate; provided, however, that only the Committee shall have authority to amend or terminate the EIP and the Plan Administrator shall not be authorized to increase the amount of any Covered Award that would otherwise be payable pursuant to the terms of the EIP. The Plan Administrator's administration of the EIP, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company and all employees of the Company, including the participants in the EIP and their respective beneficiaries.

        (c)   Each person who is or shall have been a member of the Committee or the Company's Board of Directors, or any designee of the Committee acting within its delegated authority hereunder, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the EIP and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

III.    ELIGIBILITY

Subject to such limitations or restrictions as the Plan Administrator may impose, the individuals eligible to participate in the EIP shall be employees of the Company and its subsidiaries in all locations worldwide.

The Plan Administrator shall select the actual individuals who shall participate in the EIP for each Plan Year.

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APPENDIX A

IV.   PERFORMANCE GOALS

        (a)   For each Plan Year for which awards are to be made under the EIP, the Plan Administrator will establish (as to Covered Awards, within the time periods prescribed under Code Section 162(m)) the performance goals to be achieved in order for any awards to be payable for that Plan Year and the amounts (or formulas for determining the amounts, as the case may be, including any applicable "threshold", "target" and/or "maximum" performance and/or payout levels) that may be paid if the performance goals are met.

        (b)   The performance goals for Covered Awards will be based on one or more of the following business or operational criteria:

    •
    return measures (including, but not limited to, return on assets, capital, investment, equity or sales);

    •
    earnings per share;

    •
    net income (before or after taxes) or operating income;

    •
    earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization;

    •
    sales or revenue targets;

    •
    market to book value ratio;

    •
    cash flow or free cash flow (cash flow from operations less capital expenditures);

    •
    market share;

    •
    cost reduction goals;

    •
    budget comparisons;

    •
    implementation, completion or progress of projects, processes, products or product-lines strategic or critical to the Company's business operations;

    •
    measures of customer satisfaction;

    •
    share price (including, but not limited to, growth measures and total shareholder return);

    •
    working capital;

    •
    economic value added;

    •
    percentage of sales generated by products;

    •
    progress of research and development projects or milestones;

    •
    growth in sales of products or product lines;

    •
    profitability;

    •
    productivity improvement;

    •
    operating efficiency;

    •
    progress in commercialization of products or product lines;

    •
    operating margin or gross margin;
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APPENDIX A

    •
    product volume growth;

    •
    any combination of, or a specified increase in, any of the foregoing; and

    •
    the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand the Company's customer base.

Each of these measures will be defined by the Plan Administrator on a corporation, subsidiary, group or division basis, and any of these measures may be defined on an absolute basis or relative to the performance of other entities. Each of these measures (or performance against the measure, as the case may be) may be subject to adjustment as provided in Section VII below.

        (c)   The specific goals for awards other than Covered Awards may be based on the foregoing criteria or any other criteria determined by the Plan Administrator.

V.    BONUS TERMS

        (a)   The Plan Administrator shall specify the performance goals in accordance with Section IV for each participant, which may be based on the Company's and/or the participant's business unit's achievement of specified goals. The Plan Administrator may also establish individual performance goals for each participant or such other performance goals as the Plan Administrator may deem appropriate for purposes of the award. The Plan Administrator shall establish the bonus levels for each participant in the EIP that will be paid upon the attainment of specified performance goals.

        (b)   Each participant will be eligible to earn an award for a Plan Year based on the achievement of the performance goals established by the Plan Administrator. The Plan Administrator may adjust, upward or downward, the amount of any award (other than a Covered Award) otherwise payable for each Participant based on the Plan Administrator's determination of the participant's achievement of personal and other performance goals established by the Plan Administrator and other factors as the Plan Administrator determines. The Plan Administrator may reduce (but not increase) the amount of any Covered Award otherwise payable (as determined under Sections IV(a) and (b))based on the Plan Administrator's determination of the participant's achievement of personal and other performance goals established by the Plan Administrator and other factors as the Plan Administrator determines.

        (c)   Unless determined otherwise by the Plan Administrator, the target bonus amounts of an award (if any) will be expressed as a dollar amount and in no event may the bonus paid to a participant for a Plan Year exceed two hundred percent (200%) of the participant's target bonus (as established by the Plan Administrator) for the Plan Year.

        (d)   In addition to the limit set forth in Section V(c), the maximum amount that may be payable pursuant to all Covered Awards granted to any one Participant in any one Plan Year is $4,000,000.

VI.   PAYMENT OF BONUSES

        (a)   The Plan Administrator shall certify and announce to the participants the awards that will be paid by the Company as soon as practicable following the final determination of the Company's financial results for the Plan Year. As to Covered Award, such certification shall be made by the Plan Administrator in writing in accordance with the requirements of Code Section 162(m). Payment of the awards certified by the Plan Administrator shall be made in a single lump sum cash payment as soon as practicable following such certification (and in all events not later than March 15 of the year following the Plan Year to which the award relates).

        (b)   Participants must be employed on the last day of the Plan Year to be eligible for an award from the EIP, except as described in subsections (c) and (d) below.

        (c)   Participants who cease to be employed by the Company or one of its subsidiaries prior to the last day of the Plan Year will not be eligible for any award payment for that Plan Year. However, the Plan Administrator shall have

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APPENDIX A

the discretion to authorize a full or partial payment of the bonus to which the participant would have actually become entitled had such individual continued in employee status through the last day of the applicable Plan Year, should such individual's employment terminate prior to such date by reason of his or her death, disability, retirement or involuntary termination due to a reduction in force, departmental reduction or job reduction that occurs after at least six months of service during the Plan Year, or in such other circumstances as the Plan Administrator may consider appropriate. The Plan Administrator may provide that any award in these cases will be prorated based on the period calculated from the first day of the applicable Plan Year (or, if later, the date when the individual became eligible for the EIP) to the date of termination of employment. Payment will be made in a single payment at the same time as all other awards for the Plan Year are distributed.

        (d)   In the case of the death of a participant, any award payable to the participant shall be paid to his or her beneficiary. For this purpose, the Company will use the beneficiary named under the Company-sponsored life insurance plan. If no life insurance beneficiary is designated, the beneficiary will be the decedent's estate.

        (e)   The Plan Administrator may establish appropriate terms and conditions to accommodate newly hired and transferred employees, consistent, in the case of a Covered Award, with Section 162(m) of the Code.

VII.  CHANGES TO PERFORMANCE GOALS AND TARGET AWARDS

At any time prior to the final determination of awards (other than Covered Awards), the Plan Administrator may adjust the performance goals (or level of performance against the goals, as the case may be)and target awards to reflect a change in corporate capitalization (such as a stock split or stock dividend), or a corporate transaction (such as a merger, consolidation, separation, reorganization or partial or complete liquidation), or to reflect equitably the occurrence of any extraordinary event, any change in applicable accounting rules or principles, any change in the Company's method of accounting, any change in applicable law, any change due to any merger, consolidation, acquisition, reorganization, stock split, stock dividend, combination of shares or other changes in the Company's corporate structure or shares, or any other change of a similar nature. The terms of Covered Awards may specify the manner, if any, in which performance goals (or level of performance against the goals, as the case may be) shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other items specified by the Plan Administrator at the time of establishing the goals as to the particular Covered Award.

VIII. DEFERRALS

Participants who are eligible to participate in any deferred compensation plan of the Company may elect to defer payment of all or a portion of their EIP awards to the extent permitted by, and in accordance with the requirements of, such deferral plan.

IX.   AMENDMENT AND TERMINATION

Notwithstanding the above, the Committee, at its sole discretion, may amend, modify or change the EIP or its implementation at any time, including, but not limited to, revising performance goals, bonus multipliers, strategic goals and objectives and actual bonus payments. However, such amendment shall not occur without the appropriate approval of the Company's stockholders, if such approval is required by Code Section 162(m), and no such amendment shall be made with respect to a theretofore granted Covered Award unless such amendment is consistent with Section 162(m) of the Code. The Committee may terminate the EIP at any time.

X.    MISCELLANEOUS

        (a)   The following definitions shall apply:

            (i)  "Covered Award" means an award that is intended to qualify as "qualified performance-based compensation" as defined in the regulations promulgated under Code Section 162(m), or any successor statute. Any award under the EIP may be designated by the Plan Administrator as a Covered Award at the time

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APPENDIX A

  of grant, and any award to an employee who is an executive officer of the Company at the time of grant of the award shall be deemed to be a Covered Award unless otherwise provided by the Plan Administrator.

            (ii)  "Plan Year" means the calendar year beginning January 1 and ending December 31.

        (b)   Neither the establishment of the EIP, nor any action taken hereunder, shall be construed as giving any participant any right to be retained in the employ of the Company or any of its subsidiaries. Nothing in the EIP, and no action taken pursuant to the EIP, shall affect the right of the Company to terminate a participant's employment at any time and for any or no reason. The Company is under no obligation to continue the EIP.

        (c)   A participant's right and interest under the EIP may not be assigned or transferred, except upon death, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the EIP to pay awards with respect to the participant. The Company's obligations under the EIP may be assigned to any corporation which acquires all or substantially all of the Company's assets or any corporation into which the Company may be merged or consolidated.

        (d)   The EIP shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of awards. The Company's obligations hereunder shall constitute a general, unsecured obligation; awards shall be paid solely out of the Company's general assets, and no participant shall have any right to any specific assets of the Company.

        (e)   The Company shall have the right to deduct from awards any and all federal, state and local taxes or other amounts required by law to be withheld.

        (f)    The validity, construction, interpretation and effect of the EIP shall exclusively be governed by and determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

        (g)   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. In the event any provision of the EIP shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the EIP, and the EIP shall be construed and enforced as if the illegal or invalid provision had not been included.

        (h)   The EIP does not limit the Company's ability to grant other awards, incentives or bonuses under any other plan or authority.

        (i)    It is the intent of the Company that, to the maximum extent possible, any Covered Awards and bonuses paid pursuant to Covered Awards will qualify as performance-based compensation or will otherwise be exempt from deductibility limitations under Code Section 162(m). The EIP shall be construed and interpreted consistent with such intent. As to all awards hereunder, the EIP shall be construed and interpreted to satisfy, and avoid any tax, penalty or interest under, Code Section 409A.

        (j)    Awards granted under the EIP, as well as any payments with respect to such awards, are subject to the terms of the Company's recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of such an award or payment.

Edwards Lifesciences Corporation A-5

APPENDIX B

Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program

(as amended and restated February 19, 2015)

Edwards Lifesciences Corporation

APPENDIX B

B-i Edwards Lifesciences Corporation

APPENDIX B

 EDWARDS LIFESCIENCES CORPORATION
LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM
(Amended and Restated as of February 19, 2015)

Article 1. Establishment, Objectives, and Duration

        1.1    Establishment of the Program.    Edwards Lifesciences Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby amends and restates the incentive compensation plan established April 1, 2000 and known as the "Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program" (hereinafter, as amended and restated, referred to as the "Program"), as set forth in this document. The Program permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock and Restricted Stock Units.

        The Program became effective as of April 1, 2000 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        The Program was amended and restated effective as of July 12, 2000, May 8, 2002, February 20, 2003, February 17, 2005, February 16, 2006, March 6, 2007, February 14, 2008, March 21, 2008, March 20, 2009, February 11, 2010, further amended on March 23, 2010, further amended and restated as of February 10, 2011, May 12, 2011, February 16, 2012, February 21, 2013, February 20, 2014, further amended on November 13, 2014, and further amended and restated as of February 19, 2015.

        1.2    Objectives of the Program.    The objectives of the Program are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

        The Program is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

        1.3    Duration of the Program.    The Program shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board to amend or terminate the Program at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Program's provisions. However, in no event may an Award be granted under the Program on or after April 1, 2018.

Article 2. Definitions

        Whenever used in the Program, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

        2.1  "Award" means, individually or collectively, a grant under this Program of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock or Restricted Stock Units.

        2.2  "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Program.

        2.3  "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.4  "Change in Control" of the Company shall mean the occurrence of any one of the following events:

  (a)
  Any "Person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is
Edwards Lifesciences Corporation B-1

APPENDIX B

    or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

  (b)
  During any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.4(a), 2.4(c), or 2.4(d) of this Section 2.4) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

  (c)
  The consummation of a merger or consolidation of the Company with any other entity, other than: (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

  (d)
  The Company's stockholders approve a plan of complete liquidation or dissolution of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

        2.5  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.6  "Committee" means the Compensation and Governance Committee or any other committee appointed by the Board to administer Awards to Participants, as specified in Article 3 herein.

        2.7  "Company" means Edwards Lifesciences Corporation, a Delaware corporation, and any successor thereto as provided in Article 16 herein.

        2.8  "Contractor" means an individual providing services to the Company or a Subsidiary who is not an Employee or member of the Board, as well as an individual who is a member of the board of directors of a Subsidiary and who is not an Employee or member of the Board, and who does not participate in the Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program.

        2.9  "Covered Employee" means a Participant who is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

        2.10  "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

        2.11  "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

        2.12  "Employee" means any employee of the Company or of a Subsidiary of the Company. Directors who are employed by the Company or by a Subsidiary shall be considered Employees under this Program.

        2.13  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.14  "Fair Market Value" means, the closing price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

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APPENDIX B

        2.15  "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

        2.16  "Insider" shall mean an individual who is, on the relevant date, an officer of the Company, director of the Company, or beneficial owner of more than ten percent (10%) of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

        2.17  "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

        2.18  "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

        2.19  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.20  "Participant" means an Employee or Contractor who has been selected to receive an Award or who has outstanding an Award granted under the Program.

        2.21  "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) applicable to compensation payable to Covered Employees.

        2.22  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

        2.23  "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

        2.24  "Restricted Stock Units" means an Award granted to a Participant pursuant to Article 8 herein.

        2.25  "Retirement" means, unless otherwise defined in the applicable Award Agreement, any termination of an Employee's employment or a Contractor's service after age fifty-five (55) other than due to death, Disability or, with respect to Awards made after May 8, 2002, Cause, provided that such Employee or Contractor has at least a combined ten (10) years of service with the Company and Baxter International Inc. A Participant's number of years of service with the Company and Baxter International Inc. shall be determined by calculating the number of complete twelve-month (12) periods of employment from the Participant's original date of hire as an Employee or Contractor with the Company or Baxter International Inc. to the Participant's date of employment or service termination. Employment or service with Baxter International Inc. shall be included for purposes of determining qualification for Retirement only to the extent that such employment or service immediately, and without any break, precedes employment or service with the Company. For purposes of this definition, unless defined otherwise in the applicable Award Agreement, "Cause" means: (a) a Participant's willful and continued failure to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from Disability); (b) a Participant's willfully engaging in conduct that is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise; or (c) a Participant's having been convicted of a felony. For the purpose of determining "Cause," no act, or failure to act, on a Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the action or omission was in the best interests of the Company or a Subsidiary.

        2.26  "Shares" means the shares of common stock of the Company.

        2.27  "Subsidiary" means any business, whether or not incorporated, in which the Company beneficially owns, directly or indirectly through another entity or entities, securities or interests representing more than fifty percent (50%) of the combined voting power of the voting securities or voting interests of such business.

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APPENDIX B

Article 3. Administration

        3.1    General.    The Program shall be administered by the Compensation and Governance Committee of the Board, or by any other Committee appointed by the Board, which shall consist of two (2) or more nonemployee directors within the meaning of the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code Section 162(m) and the related regulations under the Code, except as otherwise determined by the Board. Any Committee administering the Program shall be comprised entirely of directors. The members of the Committee shall be appointed from time to time by, and shall serve at the sole discretion of, the Board.

The Committee shall have the authority to delegate administrative duties to officers, Employees, or directors of the Company; provided, however, that the Committee shall not be able to delegate its authority with respect to: (i) granting Awards to Insiders; (ii) granting Awards that are intended to qualify for the Performance-Based Exception; and (iii) certifying that any performance goals and other material terms attributable to Awards that are intended to qualify for the Performance-Based Exception have been satisfied.

        3.2    Authority of the Committee.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Program, the Committee shall have the authority to: (a) interpret the provisions of the Program, and prescribe, amend, and rescind rules and procedures relating to the Program; (b) grant Awards under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation; (c) subject to Article 14, modify the terms of, cancel and reissue, or repurchase outstanding Awards; (d) prescribe the form of agreement, certificate, or other instrument evidencing any Award under the Program; (e) correct any defect or omission and reconcile any inconsistency in the Program or in any Award hereunder; (f) design Awards to satisfy requirements to make such Awards tax-advantaged to Participants in any jurisdiction or for any other reason that the Company desires; and (g) make all other determinations and take all other actions as it deems necessary or desirable for the administration of the Program; provided, however, that no outstanding Option will be (i) amended to lower the exercise price, (ii) canceled, exchanged or surrendered in exchange for cash or other awards for the purpose of repricing the Option, or (iii) canceled, exchanged or surrendered for the purpose of reissuing such Option to a Participant at a lower exercise price (other than, in each case, pursuant to Section 5.4) without the approval of the Company's stockholders. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee shall comply with all applicable laws in administering the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Program and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, directors, Employees, Contractors, Participants, and their estates and beneficiaries.

Article 4. Eligibility and Participation

        4.1    Eligibility.    Persons eligible to participate in this Program shall include all Employees and Contractors. Members of the Board who are not Employees of the Company shall not be eligible to participate in the Program.

        4.2    Actual Participation.    Subject to the provisions of the Program, the Committee may, from time to time, select from all eligible Employees and Contractors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 5. Shares Subject to the Program and Maximum Awards; Minimum Vesting

        5.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 5.4 herein, the number of Shares hereby reserved for delivery to Participants under the Program shall be fifty two million nine

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hundred thousand (52,900,000) Shares. The maximum number of Shares that may be delivered pursuant to Options qualified as ISOs granted under the Program is fifty two million nine hundred thousand (52,900,000) Shares. No more than five million six hundred thousand (5,600,000) Shares reserved for issuance under the Program may be granted in the form of Shares of Restricted Stock or Restricted Stock Units. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Program. The following rules shall apply to grants of such Awards under the Program:

  (a)
  Options: The maximum aggregate number of Shares that may be granted in the form of Options in any one (1) fiscal year to any one (1) Participant shall be two million (2,000,000).

  (b)
  Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares that may be granted in the form of Restricted Stock and Restricted Stock Units in any one (1) fiscal year to any one (1) Participant shall be four hundred thousand (400,000).

        5.2    Type of Shares.    Shares issued under the Program in connection with Stock Options or Restricted Stock Units may be authorized and unissued Shares or issued Shares held as treasury Shares. Shares issued under the Program in connection with Restricted Stock shall be issued Shares held as treasury Shares; provided, however, that authorized and unissued Shares may be issued in connection with Restricted Stock to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof.

        5.3    Reuse of Shares.

  (a)
  General. In the event of the expiration or termination (by reason of forfeiture, expiration, cancellation, surrender, failure to vest or otherwise) of any Award under the Program, that number of Shares that was subject to the Award but not delivered shall again be available for subsequent Awards under the Program.

  (b)
  Restricted Stock and Restricted Stock Units. In the event that Shares are delivered under the Program as Restricted Stock and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the grant thereof, such forfeited or reacquired Shares shall again be available for subsequent Awards under the Program.

  (c)
  Limitations. Notwithstanding the provisions of Sections 5.3(a) above, the following Shares shall not be available for reissuance under the Program: (i) Shares which are exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Option; and (ii) Shares which are exchanged by a Participant or withheld by the Company as full or partial payment of the Option Price upon the exercise of an Option. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Program that is a Restricted Stock or Restricted Stock Unit Award granted under the Program, as well as any Shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Restricted Stock or Restricted Stock Unit Award granted under the Program, shall be available for subsequent Awards under the Program.

        5.4    Adjustments in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 5.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Program, and in the Award limits set forth in Section 5.1, as shall be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its sole discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

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        5.5    International Awards.    One or more Awards may be granted to Participants who provide services to the Company or a Subsidiary outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, approved by the Committee.

        5.6    Minimum Vesting Requirements.    Except for any accelerated vesting required or permitted pursuant to Article 13 and except as otherwise provided in this Section 5.6, and subject to such additional vesting requirements or conditions as the Committee may establish with respect to the Award, each Award granted under the Program shall be subject to the minimum vesting requirements set forth in the applicable sections of the Program; provided that the Committee may accelerate or provide in the applicable Award Agreement for the accelerated vesting of any Award in connection with a Change in Control, the termination of the Participant's employment with the Company or service to the Company as a Contractor (including a termination due to the Participant's death, Disability or Retirement, but not including a termination for cause), or as consideration or partial consideration for a release by the Participant of pending or threatened claims against the Company or a Subsidiary or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment or service for cause or other circumstances). The Committee may, however, accelerate or provide in the applicable Award Agreement for the accelerated vesting of any Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule set forth in the applicable sections of the Program, in such circumstances as the Committee may deem appropriate; provided, however, that the Shares subject to the portion of any such Awards that vest earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the applicable sections of the Program (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) shall not, in the aggregate, exceed ten percent (10%) of the total number of Shares available for award grant purposes under the Program. For purposes of clarity, vesting may occur in one or more installments ratably over any applicable minimum vesting period set forth in other sections of the Program.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of the Program, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

        6.3    Option Price.    The Option Price for each grant of an Option under this Program shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4    Duration of Options.    Each Option granted to a Participant on or after February 16, 2006 shall expire at such time, not later than the seventh (7th) anniversary date of its grant, as the Committee shall determine.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that, subject to Section 5.6 herein, each Option shall become exercisable over a minimum period of three (3) years measured from the date of grant of the option.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a written notice (or such other form of notice as the Company may specify) of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (or a satisfactory "cashless exercise" notice).

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The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares (by either actual delivery or attestation) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (c) by a cashless exercise, as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions and such procedures and limitations as the Company may specify from time to time; (d) by any other means which the Committee determines to be consistent with the Program's purpose and applicable law; or (e) by a combination of two or more of (a) through (d).

Subject to any governing rules or regulations, including cashless exercise procedures, as soon as practicable after receipt of a notification of exercise and full payment (or a satisfactory "cashless exercise" notice), the Company shall cause to be issued and delivered to the Participant, in certificate form or otherwise, evidence of the Shares purchased under the Option(s).

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment or Service.    Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

        6.9    Nontransferability of Options.

  (a)
  Incentive Stock Options. No ISO granted under the Program may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Program shall be exercisable during his or her lifetime only by such Participant.

  (b)
  Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

        6.10    Substitution of Cash.    Unless otherwise provided in a Participant's Award Agreement, and notwithstanding any provision in the Program to the contrary (including but not limited to Section 14.2), in the event of a Change in Control in which the Company's stockholders holding Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee shall have the authority to require that any outstanding Option be surrendered to the Company by a Participant for cancellation by the Company, with the Participant receiving in exchange a cash payment from the Company within ten (10) days of the Change in Control. Such cash payment shall be equal to the number of Shares under Option, multiplied by the excess, if any the Fair Market Value of a Share on the date the Change in Control occurs, over the Option Price.

        6.11    Additional Rules Applicable to Incentive Stock Options.    There shall be imposed in any Award Agreement relating to ISOs such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422. No ISO may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Code Section 424(d)) outstanding Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the

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exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

Article 7. Restricted Stock

        7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Program, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

        7.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. Subject to Section 5.6 herein, the Period of Restriction shall be a minimum of three (3) years measured from the grant date of the Restricted Stock

        7.3    Restriction on Transferability.    Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Program shall be available during his or her lifetime only to such Participant.

        7.4    Other Restrictions.    Subject to Article 9 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

  (a)
  A required period of employment or service as a Contractor with the Company, as determined by the Committee, prior to the vesting of Shares of Restricted Stock.

  (b)
  A requirement that Participants forfeit (or in the case of Shares sold to a Participant, resell to the Company at his or her cost) all or a part of Shares of Restricted Stock in the event of termination of his or her employment or service as a Contractor during the Period of Restriction.

  (c)
  A prohibition against employment of Participants holding Shares of Restricted Stock by any competitor of the Company, against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's employees for employment by another entity.

Shares of Restricted Stock awarded pursuant to the Program shall be registered in the name of the Participant and, if such Shares are certificated, in the sole discretion of the Committee, may be deposited in a bank designated by the Committee or with the Company. The Committee may require a stock power endorsed in blank with respect to Shares of Restricted Stock whether or not certificated.

Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Program shall become freely transferable (subject to any restrictions under any applicable securities law) by the Participant after the last day of the applicable Period of Restriction.

        7.5    Voting Rights.    Unless the Committee determines otherwise, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to exercise full voting rights with respect to those Shares during the Period of Restriction.

        7.6    Dividends and Other Distributions.    Unless the Committee determines otherwise, during the Period of Restriction, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to regular cash dividends paid with respect to such Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to

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such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

        7.7    Termination of Employment or Service.    Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares of Restricted Stock following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article 8. Restricted Stock Units

        8.1.    Restricted Stock Units Awards.    Subject to the terms and conditions of the Program, the Committee, at any time and from time to time, may issue Restricted Stock Units which entitle the Participant to receive the Shares underlying those units following the lapse of specified restrictions (whether based on the achievement of designated performance goals or the satisfaction of specified services or upon the expiration of a designated time period following the vesting of the units).

        8.2.    Restricted Stock Units Award Agreement.    Each Restricted Stock Units award shall be evidenced by a Restricted Stock Units Award Agreement that shall specify the vesting restrictions, the number of Shares subject to the Restricted Stock Units award, and such other provisions as the Committee shall determine. Subject to Section 5.6 herein, Restricted Stock Units shall vest over a minimum period of three (3) years measured from the grant date of the award.

        8.3.    Restrictions.    The Committee shall impose such other conditions and/or restrictions on the issuance of any Shares under the Restricted Stock Units granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

  (a)
  A required period of service with the Company, as determined by the Committee, prior to the issuance of Shares under the Restricted Stock Units award.

  (b)
  A requirement that the Restricted Stock Units award be forfeited in whole or in part in the event of termination of the Participant's employment or service as a Contractor during the vesting period.

  (c)
  A prohibition against employment of Participants holding Restricted Stock Units by any competitor of the Company, against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's employees for employment by another entity.

Except as otherwise provided in this Article 8, Shares subject to Restricted Stock Units under the Program shall be freely transferable (subject to any restrictions under applicable securities law) by the Participant after receipt of such shares.

        8.4.    Stockholder Rights.    Participants holding Restricted Stock Units issued hereunder shall not have any rights with respect to Shares subject to the award until the award vests and the Shares are issued hereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom Shares, on outstanding Restricted Stock Units awards, subject to such terms and conditions as the Committee may deem appropriate.

        8.5.    Termination of Employment or Service.    Each Restricted Stock Units Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares subject to the Restricted Stock Units award following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be

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included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock Unit awards issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article 9. Performance-Based Awards

        9.1    Code Section 162(m) Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of Awards listed in Articles 6 through 8 above may be, and Options granted to officers and employees ("Qualifying Options") typically will be, granted as Awards intended to satisfy the Performance-Based Exception ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Performance Measures set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Company on a consolidated basis or for one or more of the Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option shall be subject only to the requirements of Section 9.2 and 9.4 in order for such Award to satisfy the requirements for the Performance-Based Exception. Any other Performance-Based Award shall be subject to all of the following provisions of this Article 9.

        9.2    Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Article 9 shall be officers and employees of the Company or one of its Subsidiaries. The Committee approving Performance-Based Awards or making any certification required pursuant to Section 9.5 must be constituted as provided in Section 3.1 for Awards that are designed to satisfy the Performance-Based Exception.

        9.3    Performance Measures.    The specific performance goals for Performance-Based Awards (other than Qualifying Options) shall be, on an absolute or relative basis, established based on one or more of the following performance measures ("Performance Measures") as selected by the Committee in its sole discretion:

  (i)
  return measures (including, but not limited to, return on assets, capital, investment, equity or sales);

  (ii)
  earnings per share;

  (iii)
  net income (before or after taxes) or operating income;

  (iv)
  earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization;

  (v)
  sales or revenue targets;

  (vi)
  market to book value ratio;

  (vii)
  cash flow or free cash flow (cash flow from operations less capital expenditures);

  (viii)
  market share;

  (ix)
  cost reduction goals;

  (x)
  budget comparisons;

  (xi)
  implementation, completion or progress of projects, processes, products or product-lines strategic or critical to the Company's business operations;

  (xii)
  measures of customer satisfaction;

  (xiii)
  share price (including, but not limited to, growth measures and total shareholder return);

  (xiv)
  working capital;
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  (xv)
  economic value added;

  (xvi)
  percentage of sales generated by new products;

  (xvii)
  progress of research and development projects or milestones;

  (xviii)
  growth in sales of products or product-lines;

  (xix)
  any combination of, or a specified increase in, any of the foregoing; and

  (xx)
  the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand the Company's customer base.

To qualify Awards for the Performance-Based Exception, the applicable Performance Measures (or Performance Measure, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Code Section 162(m). The Committee may provide, at the time it establishes the applicable Performance Measures, for the Performance Measures (or performance against the Performance Measures, as the case may be) to be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other events specified by the Committee. The applicable performance measurement period may not be less than three months nor more than 10 years.

        9.4    Maximum Performance-Based Award.    Grants of Qualifying Options to any one Participant in any one fiscal year shall be subject to the limit set forth in Section 5.1(a). The maximum number of Shares which may be subject to Performance-Based Awards that are granted to any one Participant in any one fiscal year shall be subject to the limit set forth in Section 5.1(b). Awards that are cancelled during the year shall be counted against these limits to the extent required by Code Section 162(m).

        9.5    Certification of Payment; Reservation of Discretion.    Before any Performance-Based Award under this Article 9 (other than Qualifying Options) is paid and to the extent required to qualify the Award for the Performance-Based Exception, the Committee must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Article 9 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

Article 10. Beneficiary Designation

Each Participant under the Program may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Program is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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Article 11. Deferrals

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals which shall be consistent with the requirements of Code Section 409A and the Treasury regulations and rulings promulgated thereunder.

Article 12. Rights of Employees and Contractors

        12.1    Employment.    Nothing in the Program or any Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate at any time any Participant's employment or service to the Company or a Subsidiary as a Contractor, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or to provide services to the Company or a Subsidiary as a Contractor.

        12.2    Participation.    No Employee or Contractor shall have the right to be selected to receive an Award under this Program, or, having been so selected, to be selected to receive a future Award.

Article 13. Change in Control

The Board or the Committee may provide in connection with any Change in Control that upon (or, as may be necessary to give effect to the assumption or acceleration and termination, as the case may be, immediately prior to) the occurrence of a Change in Control as to any Award then outstanding that (1) such Award will be assumed by a successor or surviving entity, or a parent thereof, with appropriate adjustments to the Award pursuant to Section 5.4, or (2) such Award will terminate (and not be assumed by a successor or surviving entity, or a parent thereof). In the event an Award is to be so assumed in connection to a Change in Control, then the provisions of the Award Agreement for such Award will apply. In the event an Award is to be so terminated in connection with a Change in Control then, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges and before giving effect to such termination:

        (a)   If the Award is an Option that is not subject to performance-based vesting conditions, it shall become immediately exercisable;

        (b)   If the Award is Restricted Stock or Restricted Stock Units that are not subject to performance-based vesting conditions, any vesting restrictions imposed on the Award and underlying Shares shall lapse and Restricted Stock Units shall become payable;

        (c)   If the Award is subject to performance-based vesting conditions, the Award will vest and become exercisable or payable (as the case may be) on a pro rata basis based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period(s) which has elapsed prior to the Change in Control.

The Board or the Committee may supplement or expressly supersede the provisions of this Article 13 as to an Award in the applicable Award Agreement. The provisions of this Article 13, as in effect prior to February 19, 2015, continue to be effective as to Awards granted prior to that date.

Article 14. Amendment, Modification, and Termination

        14.1    Amendment, Modification, and Termination.    Subject to the terms of the Program, including Section 14.2, the Board may at any time and from time to time, alter, amend, suspend or terminate the Program in whole or in part. However, stockholder approval shall be required for any amendment of the Program that (a) materially increases the number of Shares available for issuance under the Program (other than pursuant to

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APPENDIX B

Article 5.4), (b) expands the type of awards available under the Program, (c) materially expands the class of participants eligible to receive Awards under the Program, (d) materially extends the term of the Program, (e) materially changes the method of determining the Option Price under the Program or (f) deletes or limits any provision of the Program prohibiting the repricing of Options. The Committee may amend Awards previously granted under the Program.

        14.2    Awards Previously Granted.    Notwithstanding any provision of the Program or of any Award Agreement to the contrary (but subject to Section 6.10 hereof), no termination, amendment, or modification of the Program or amendment of an Award previously granted under the Program shall adversely affect in any material way any Award previously granted under the Program, without the express consent of the Participant holding such Award.

Article 15. Compliance with Applicable Law and Withholding

        15.1    General.    The granting of Awards and the issuance of Shares under the Program shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything to the contrary in the Program or any Award Agreement, the following shall apply:

  (a)
  The Company shall have no obligation to issue any Shares under the Program if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

  (b)
  Prior to the issuance of any Shares under the Program, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing the Shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

  (c)
  With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any incentive or payment under the Program or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

  (d)
  If, at any time, the Company, determines that the listing, registration, or qualification (or any updating of any such document) of any Award, or the Shares issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Award, the issuance of Shares pursuant to any Award, or the removal of any restrictions imposed on Shares subject to an Award, such Award shall not be granted and the Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        15.2    Securities Law Compliance.    With respect to Insiders, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Program or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

        15.3    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Program.

Edwards Lifesciences Corporation B-13

APPENDIX B

        15.4    Share Withholding.    Awards payable in Shares may provide that with respect to withholding required upon any taxable event arising thereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy their withholding tax obligations; provided that Participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to or less than the minimum withholding tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations, including prior Committee approval, that the Committee, in its sole discretion, deems appropriate.

Article 16. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 17. Successors

All obligations of the Company under the Program with respect to Awards granted hereunder shall, to the extent legally permissible, be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18. Legal Construction

        18.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2    Severability.    In the event any provision of the Program shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Program, and the Program shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3    Governing Law.    To the extent not preempted by federal law, the Program, and all Award or other agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to principles of conflicts of laws.

Article 19. Recoupment Policy

The Awards granted under the Program are subject to the terms of the Company's recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

*  *  *

B-14 Edwards Lifesciences Corporation

EDWARDS LIFESCIENCES CORPORATION ONE EDWARDS WAY IRVINE, CA 92614 ATTN: PAM SWANSON

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You may hold Edwards shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86830-P60288-Z64858	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

EDWARDS LIFESCIENCES CORPORATION

	The Board of Directors recommends you vote FOR the following nominees:						The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.	For	Against	Abstain

	1.	ELECTION OF DIRECTORS	For	Against	Abstain		2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	☐	☐	☐

		1a. John T. Cardis	☐	☐	☐		3. APPROVAL OF THE 2015 EDWARDS INCENTIVE PLAN	☐	☐	☐
`

		1b. Kieran T. Gallahue	☐	☐	☐		4. AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM	☐	☐	☐

		1c. Barbara J. McNeil	☐	☐	☐		5. RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

		1d. Michael A. Mussallem	☐	☐	☐		The Board of Directors recommends you vote AGAINST proposal 6:

		1e. Nicholas J. Valeriani	☐	☐	☐		6. STOCKHOLDER PROPOSAL REGARDING ACTION BY WRITTEN CONSENT	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing  as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners  should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M86831-P60288-Z64858

EDWARDS LIFESCIENCES CORPORATION

Annual Meeting of Shareholders

May 14, 2015 10:00 A.M. PDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert A. Ingram, Michael A. Mussallem, and Wesley W. von Schack proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the others, to represent and to vote all shares of stock of Edwards Lifesciences Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Edwards Lifesciences Corporation to be held at the corporate headquarters of Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614, on Thursday, May 14, 2015, at 10:00 A.M., Pacific Daylight Time, and any adjournments thereof, on the proposals described in the Proxy Statement in accordance with the instructions on the reverse side, and all other matters properly coming before the meeting.

This proxy revokes all proxies previously given by the undersigned to vote at such meeting and any adjournments thereof. This proxy will also serve to instruct the trustees of Edwards Lifesciences Corporation 401(k) Saving and Investment Plan and the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan to vote in accordance with the instructions on the reverse side all shares held for the undersigned in such plans. For shares in your Savings and Investment Plan account, voting instructions submitted over the internet, by telephone or by mail must be received by the Trustees by 11:59 p.m., Eastern Daylight Time, on Monday, May 11, 2015. The Trustee will vote allocated shares for which it receives no written instructions in the same proportion as the allocated shares for which voting instructions have been received.

IMPORTANT — This Proxy Must Be Signed and Dated On the Reverse Side If Voting By Mail

Continued and To Be Signed On Reverse Side